UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05542

Name of Fund: BlackRock Income Trust, Inc. (BKT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Income Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2010

Date of reporting period: 08/31/2010

Item 1 – Report to Stockholders

August 31, 2010

Annual Report

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund V, Inc. (HYV)

BlackRock Corporate High Yield Fund VI, Inc. (HYT)

BlackRock High Income Shares (HIS)

BlackRock High Yield Trust (BHY)

BlackRock Income Opportunity Trust, Inc. (BNA)

BlackRock Income Trust, Inc. (BKT)

BlackRock Strategic Bond Trust (BHD)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	AUGUST 31, 2010

Dear Shareholder

The global economic recovery continues, although global and US economic statistics show that the pace of economic growth has slowed. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. Despite broadening evidence of a slowdown in global economic activity, market volatility has normalized from the extreme levels seen in recent months. In the United States, economic data continues to be mixed, but it is our view that the preponderance of data suggests that the recovery is continuing. The critical issue for investors remains the question of whether the economy will experience a double-dip recession. We are on the optimistic side of this debate and would point out that while the recovery has been slow, we have made significant progress.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets lost ground on weaker-than-expected economic data, most notably from the United States. International equities posted negative returns on both a six- and 12-month basis while US equities posted negative returns over the six months, but were still showing positive returns on a 12-month basis as the domestic economic recovery had been more pronounced and credit-related issues held European markets down. Within the United States, smaller cap stocks continue to outperform large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Risk aversion and credit issues have kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, Treasuries modestly outperformed the spread sectors of the market (those driven by changes in credit risk). Corporate credit spreads benefited from the low rate environment and high yield fixed income remains attractive due to low default rates and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of August 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	(4.04)%	4.91%

US small cap equities (Russell 2000 Index)	(3.60)	6.60

International equities (MSCI Europe, Australasia, Far East Index)	(3.04)	(2.34)

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	11.49	11.58

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.81	9.18

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.42	9.78

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.62	21.40

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions have improved over the past couple of years, investors across the globe continue to face uncertainty about the future direction of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2010	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 25.93% based on market price and 22.44% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 22.14% based on market price and 19.62% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its allocation to securi-tized sectors including commercial mortgage-backed securities (“MBS”), agency and non-agency MBS, and asset-backed securities. The Trust’s higher duration (greater sensitivity to interest rates) relative to its peers contributed to performance as interest rates declined in the latter part of the period. The Trust’s underweight in high yield corporate issues detracted from performance as risk assets rebounded sharply during the period and outperformed investment-grade credit. Rising interest rates during the first half of the period were detrimental to the Trust due to its higher duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Yield on Closing Market Price as of August 31, 2010 ($13.92)[1]	5.78%
Current Monthly Distribution per Common Share[2]	$0.067
Current Annualized Distribution per Common Share[2]	$0.804
Leverage as of August 31, 2010[3]	31%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents reverse repurchase agreements, treasury roll transactions and the Term Asset-Backed Securities Loan Facility (“TALF”) loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$13.92	$11.98	16.19%	$14.09	$11.50
Net Asset Value	$14.19	$12.56	12.98%	$14.20	$12.48

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/10	8/31/09

Corporate Bonds	38%	42%
U.S. Government Sponsored Agency Securities	23	20
U.S. Treasury Obligations	19	12
Non-Agency Mortgage-Backed Securities	10	17
Asset-Backed Securities	5	4
Taxable Municipal Bonds	2	2
Foreign Agency Obligations	2	2
Preferred Securities	1	1

Credit Quality Allocations[4]

	8/31/10	8/31/09

AAA/Aaa[5]	43%	43%
Aa/Aa	11	9
A	17	17
BBB/Baa	11	12
BB/Ba	8	8
B	7	5
CCC/Caa	2	5
Not Rated	1	1

[4]	Using the higher of Standard & Poor’s Corporation (“S&P’s”) or Moody’s Investors Service, Inc. (“Moody’s”) ratings.

[5]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

4	ANNUAL REPORT	AUGUST 31, 2010

Trust Summary as of August 31, 2010	BlackRock Corporate High Yield Fund V, Inc.

Trust Overview

BlackRock Corporate High Yield Fund V, Inc.’s (HYV) (the “Trust”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by S&P or Ba or lower by Moody’s) or in unrated securities considered by the Trust’s investment adviser to be of comparable quality. The Trust also seeks to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and high yield corporate loans which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 34.42% based on market price and 31.40% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 34.35% based on market price basis and 26.92% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The high yield sector outperformed most other sectors of the fixed income market. We focused on sectors and companies with relatively stable cash flows and the ability to generate steady income. We also invested in a few special situations and recovery stories, most notably in the automotive sector, which contributed to the Trust’s outperformance versus its peer group. The Trust’s underweight in higher quality speculative grade names and overweight in lower quality credits benefited performance. Toward the end of the period, we moved to an underweight position in lower quality names, which have recently become expensive relative to higher quality names. During the period, the Trust maintained leverage at an average amount just below 20% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing. Exposure to floating rate loan interests also detracted as the bank loan sector underperformed the high yield sector during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	HYV
Initial Offering Date	November 30, 2001
Yield on Closing Market Price as of August 31, 2010 ($11.40)[1]	8.68%
Current Monthly Distribution per Common Share[2]	$0.0825
Current Annualized Distribution per Common Share[2]	$0.9900
Leverage as of August 31, 2010[3]	19%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$11.40	$9.32	22.32%	$11.78	$9.02
Net Asset Value	$11.61	$9.71	19.57%	$11.95	$9.69

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/10	8/31/09

Corporate Bonds	80%	81%
Floating Rate Loan Interests	15	17
Common Stocks	2	2
Other Interests	2	—
Preferred Stocks	1	—

Credit Quality Allocations[4]

	8/31/10	8/31/09

AA/Aa	—	1%
BBB/Baa	3%	5
BB/Ba	35	31
B	46	37
CCC/Caa	11	20
CC/Ca	1	3
D	—	1
Not Rated	4	2

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2010	5

Trust Summary as of August 31, 2010	BlackRock Corporate High Yield Fund VI, Inc.

Trust Overview

BlackRock Corporate High Yield Fund VI, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 29.92% based on market price and 29.26% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 34.35% based on market price and 26.92% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The high yield sector outperformed most other sectors of the fixed income market, as the number of defaults declined and investors became less risk-averse and gravitated to higher yielding investments in the low yield environment. Given our outlook for a continued slow economic environment, we began to focus more on sectors and companies with relatively stable cash flows and the ability to generate steady income, and less on companies which require growth before they can achieve a steady income. Outside of this focus, we invested in a few special situations and recovery stories, most notably in the automotive sector. These investments were key contributors to the Trust’s outperformance versus its peer group for the period. The Trust’s underweight position in higher quality speculative grade names and overweight in lower quality credits benefited performance during the period. Toward the end of the period, we moved to an underweight position in lower quality names, which we believe will benefit the Trust going forward as lower quality issues have recently become expensive relative to higher quality names. During the period, the Trust maintained leverage at an average amount between 15% to 20% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing. The Trust’s exposure to floating rate loan interests detracted from performance (despite favorable security selection within the sector) as the bank loan sector underperformed the high yield sector during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Yield on Closing Market Price as of August 31, 2010 ($11.19)[1]	8.85%
Current Monthly Distribution per Common Share[2]	$0.0825
Current Annualized Distribution per Common Share[2]	$0.9900
Leverage as of August 31, 2010[3]	18%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$11.19	$9.47	18.16%	$11.76	$9.15
Net Asset Value	$11.38	$9.68	17.56%	$11.67	$9.66

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/10	8/31/09

Corporate Bonds	81%	82%
Floating Rate Loan Interests	15	16
Common Stocks	2	2
Other Interests	1	—
Preferred Stocks	1	—

Credit Quality Allocations[4]

	8/31/10	8/31/09

A	—	1%
BBB/Baa	3%	5
BB/Ba	36	27
B	47	41
CCC/Caa	11	25
Not Rated	3	1

[4]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	AUGUST 31, 2010

Trust Summary as of August 31, 2010	BlackRock High Income Shares

Trust Overview

BlackRock High Income Shares’ (HIS) (the “Trust”) investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Trust’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities (commonly referred to as “junk bonds”). The Trust’s secondary objective is to provide capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objectives by investing primarily in high yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (BBB or lower by S&P or Baa or lower by Moody’s) or non-rated securities, which, in the investment adviser’s opinion, are of comparable quality. Under normal market conditions, the average maturity of the Trust’s portfolio is between eight and twelve years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 35.52% based on market price and 28.95% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 34.35% based on market price and 26.92% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The high yield sector outperformed most other sectors of the fixed income market. We focused on sectors and companies with relatively stable cash flows and the ability to generate steady income. Outside of this focus, we invested in a few special situations and recovery stories, most notably in the automotive sector, which contributed to the Trust’s outperformance versus its peer group. The Trust’s underweight in higher quality speculative grade names and overweight in lower quality credits benefited performance. Toward the end of the period, we moved to an underweight position in lower quality names, which have recently become expensive relative to higher quality names. During the period, the Trust maintained leverage at an average amount between 15% to 20% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing. Exposure to floating rate loan interests also detracted (despite favorable security selection within the sector) as the bank loan sector underperformed the high yield sector during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	HIS
Initial Offering Date	August 10, 1988
Yield on Closing Market Price as of August 31, 2010 ($2.09)[1]	8.15%
Current Monthly Distribution per Common Share[2]	$0.0142
Current Annualized Distribution per Common Share[2]	$0.1704
Leverage as of August 31, 2010[3]	17%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$2.09	$1.68	24.40%	$2.15	$1.65
Net Asset Value	$2.19	$1.85	18.38%	$2.24	$1.85

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/10	8/31/09

Corporate Bonds	84%	85%
Floating Rate Loan Interests	13	13
Preferred Securities	2	1
Common Stock	1	1

Credit Quality Allocations[4]

	8/31/10	8/31/09

BBB/Baa	3%	4%
BB/Ba	35	33
B	46	32
CCC/Caa	11	24
C	—	2
D	—	1
Not Rated	5	4

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2010	7

Trust Summary as of August 31, 2010	BlackRock High Yield Trust

Trust Overview

BlackRock High Yield Trust’s (BHY) (the “Trust”) investment objective is to provide high current income. The Trust’s secondary investment objective is to provide capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in high-risk, high yield bonds and other such securities, such as preferred stocks, which are rated below investment grade. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 19.76% based on market price and 25.70% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 34.35% based on market price and 26.92% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The high yield sector outperformed most other sectors of the fixed income market, as the number of defaults declined and investors became less risk-averse and gravitated to higher yielding investments in the low yield environment. During the period, the Trust maintained leverage at an average amount between 15% to 20% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing. The Trust’s exposure to floating rate loan interests also detracted from performance (despite favorable security selection within the sector) as the bank loan sector underperformed the high yield sector during the period. Given our outlook for a continued slow economic environment, we began to focus more on sectors and companies with relatively stable cash flows and the ability to generate steady income, and less on companies which require growth before they can achieve a steady income. Outside of this focus, we invested in a few special situations and recovery stories, most notably in the automotive sector. These investments benefited performance relative to the Trust’s peer group for the period. The Trust’s underweight position in higher quality speculative grade names and overweight in lower quality credits benefited performance during the period. Toward the end of the period, we moved to an underweight position in lower quality names, which we believe will benefit the Trust going forward as lower quality issues have recently become expensive relative to higher quality names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BHY
Initial Offering Date	December 23, 1998
Yield on Closing Market Price as of August 31, 2010 ($6.44)[1]	8.11%
Current Monthly Distribution per Common Share[2]	$0.0435
Current Annualized Distribution per Common Share[2]	$0.5220
Leverage as of August 31, 2010[3]	16%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change.
[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$6.44	$5.84	10.27%	$6.80	$5.58
Net Asset Value	$6.69	$5.78	15.74%	$6.85	$5.77

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/10	8/31/09

Corporate Bonds	84%	86%
Floating Rate Loan Interests	13	13
Other Interests	1	—
Common Stocks	1	1
Preferred Securities	1	—

Credit Quality Allocations[4]

	8/31/10	8/31/09

BBB/Baa	3%	4%
BB/Ba	38	38
B	42	29
CCC/Caa	12	24
CC/Ca	—	1
D	—	1
Not Rated	5	3

[4]	Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	AUGUST 31, 2010

Trust Summary as of August 31, 2010	BlackRock Income Opportunity Trust, Inc.

Trust Overview

BlackRock Income Opportunity Trust, Inc.’s (BNA) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 18.69% based on market price and 19.83% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of 22.14% based on market price and 19.62% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its allocation to securitized sectors, including commercial MBS, agency and non-agency MBS, and asset-backed securities. The Trust’s higher duration (greater sensitivity to interest rates) relative to its peers contributed to performance as interest rates declined in the latter part of the period. The Trust’s underweight in high yield corporate issues detracted from performance as risk assets rebounded sharply during the period and outperformed investment-grade credit. Rising interest rates during the first half of the period were detrimental to the Trust due to its higher duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNA
Initial Offering Date	December 20, 1991
Yield on Closing Market Price as of August 31, 2010 ($10.56)[1]	5.80%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Leverage as of August 31, 2010[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution is not constant and is subject to change.
[3]

Represents reverse repurchase agreements, treasury roll transactions and TALF loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$10.56	$9.65	9.43%	$10.68	$9.10
Net Asset Value	$11.07	$10.02	10.48%	$11.08	$9.79

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/10	8/31/09

Corporate Bonds	38%	36%
U.S. Government Sponsored Agency Securities	23	21
U.S. Treasury Obligations	18	14
Non-Agency Mortgage-Backed Securities	12	19
Asset-Backed Securities	4	4
Taxable Municipal Bonds	2	2
Foreign Agency Obligations	2	2
Preferred Securities	1	2

Credit Quality Allocations[4]

	8/31/10	8/31/09

AAA/Aaa[5]	41%	43%
Aa/Aa	11	9
A	20	17
BBB/Baa	12	12
BB/Ba	9	8
B	6	5
CCC/Caa	1	5
Not Rated	—	1

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2010	9

Trust Summary as of August 31, 2010	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the US government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. Securities issued or guaranteed by the US government or its agencies or instrumentalities are generally considered to be of the same or higher credit or quality as privately issued securities rated AAA or Aaa. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 11.19% based on market price and 13.86% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of 25.95% based on market price and 18.75% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s underweight in agency mortgage-backed securities (MBS), in favor of US Treasuries and agency debt, detracted from performance as spread sectors (those driven by movements in credit risk) continued to rally during the period. The Trust makes use of derivatives to hedge interest rate risks associated with mortgage-related assets. Derivative losses were concentrated among the use of interest rate futures and interest rate swaps. The losses associated with these derivative positions are largely offset by long positions in mortgage assets. Conversely, the Trust benefited from its allocations to non-agency MBS and commercial MBS. Both of these sectors outperformed agency MBS as risk assets continued to rally on the extended accommodative monetary policy and improving (albeit mixed) economic indicators. In addition, the Trust benefited from security selection with a focus on active management of mortgage exposure across the spectrum of coupon rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Yield on Closing Market Price as of August 31, 2010 ($6.95)[1]	4.14%
Current Monthly Distribution per Common Share[2]	$0.024
Current Annualized Distribution per Common Share[2]	$0.288
Leverage as of August 31, 2010[3]	18%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents reverse repurchase agreements, treasury roll transactions and TALF loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$6.95	$6.53	6.43%	$6.99	$6.18
Net Asset Value	$7.76	$7.12	8.99%	$7.78	$7.12

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

	8/31/10	8/31/09

U.S. Government Sponsored Agency Securities	83%	83%
U.S. Treasury Obligations	11	6
Non-Agency Mortgage Backed Securities	5	9
Asset-Backed Securities	1	2

Credit Quality Allocations[4]

	8/31/10	8/31/09

AAA/Aaa[5]	100%	100%

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

10	ANNUAL REPORT	AUGUST 31, 2010

Trust Summary as of August 31, 2010	BlackRock Strategic Bond Trust

Trust Overview

BlackRock Strategic Bond Trust’s (BHD) (the “Trust”) investment objective is to provide total return through high current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related and asset-backed securities and other types of fixed income securities. The Trust invests, under normal market conditions, a significant portion of its assets in corporate fixed income securities that are below investment grade quality, including high-risk, high yield bonds (commonly referred to as “junk” bonds) and other such securities, such as preferred stocks. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 23.88% based on market price and 20.38% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) posted an average return of 34.35% based on market price and 26.92% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s allocation to investment-grade credit and bank loans detracted from performance relative to the Lipper category competitors that invest primarily in high yield bonds, which outperformed the broader market during the period. The Trust’s relatively conservative amount of leverage (averaging below 10% of total managed assets) detracted from the Trust’s performance versus its more highly levered competitors, as would be expected in an advancing market. Contributing positively to performance was the Trust’s allocation to high yield bonds and our focus on sectors and companies with relatively stable cash flows and the ability to generate steady income. Investments in a few special situations and recovery stories, most notably in the automotive sector, also aided performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BHD
Initial Offering Date	February 26, 2002
Yield on Closing Market Price as of August 31, 2010 ($13.17)[1]	7.02%
Current Monthly Distribution per Common Share[2]	$0.077
Current Annualized Distribution per Common Share[2]	$0.924
Leverage as of August 31, 2010[3]	11%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Share was increased to $0.0795. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low

Market Price	$13.17	$11.43	15.22%	$13.44	$10.91
Net Asset Value	$13.57	$12.12	11.96%	$13.66	$12.11

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond securities:

Portfolio Composition

	8/31/10	8/31/09

Corporate Bonds	85%	87%
Floating Rate Loan Interests	11	11
Preferred Securities	2	1
Other Interests	1	—
Common Stocks	1	1

Credit Quality Allocations[4]

	8/31/10	8/31/09

AAA/Aaa	—	1%
AA/Aa	3%	1
A	14	18
BBB/Baa	13	16
BB/Ba	28	26
B	33	17
CCC/Caa	8	15
CC/Ca	—	3
D	—	1
Not Rated	1	2

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2010	11

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage by borrowing through a credit facility, participation in the TALF, or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays interest expense on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s borrowings do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Trusts and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in each Trust’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Trusts are permitted to borrow through their credit facility, through participation in the TALF or entering into reverse repurchase agreements up to 33 1/3% of their total managed assets. As of August 31, 2010, the Trusts had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of Leverage

BHK	31%
HYV	19%
HYT	18%
HIS	17%
BHY	16%
BNA	29%
BKT	18%
BHD	11%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, foreign currency exchange rate, interest rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Trusts’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold a security that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments August 31, 2010	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

321 Henderson Receivables I LLC, Series 2010-1A, Class B, 9.31%, 7/15/61 (a)	USD	1,150	$1,337,369
Chase Issuance Trust, Series 2009-A7, Class A7, 0.73%, 9/17/12 (b)		3,305	3,305,475
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.41%, 1/25/37 (b)		1,415	887,237
Ford Credit Auto Owner Trust, Series 2009-A:
Class A3B, 2.78%, 5/15/13 (b)		5,405	5,485,668
Class A4, 6.07%, 5/15/14		2,110	2,305,772
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	620	797,814
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.37%, 7/25/37 (b)	USD	294	284,847
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A, 5.55%, 12/10/65		2,500	875,000
Nelnet Student Loan Trust, Series 2008-3, Class A4, 4.61%, 11/25/24 (b)		650	674,375
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, 7/15/11		213	213,369
SLM Student Loan Trust, Series 2008-5 (b):
Class A2, 1.60%, 10/25/16		3,200	3,246,604
Class A3, 1.80%, 1/25/18		1,140	1,175,352
Class A4, 2.20%, 7/25/23		2,330	2,431,780
Santander Drive Auto Receivables Trust, Series 2010-2:
Class B, 2.24%, 12/15/14		860	859,871
Class C, 3.89%, 7/17/17		1,010	1,010,000
Small Business Administration, Class 1:
Series 2003-P10B, 5.14%, 8/10/13		427	454,191
Series 2004-P10B, 4.75%, 8/10/14		257	273,784

			25,618,508

Interest Only — 0.3%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		4,748	250,767
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		7,549	771,402

			1,022,169

Total Asset-Backed Securities — 7.0%			26,640,677

Common Stocks	Shares

Machinery — 0.0%
Accuride Corp. (c)		43,487	47,836

Specialty Retail — 0.0%
Lazydays RV Center, Inc. (c)		2,249	11,492

Total Common Stocks — 0.0%			59,328

Corporate Bonds	Par (000)

Aerospace & Defense — 0.9%
Northrop-Grumman Corp., 7.88%, 3/01/26	USD	960	1,335,394
United Technologies Corp.:
4.88%, 5/01/15		1,125	1,281,138
6.13%, 7/15/38		700	861,747

			3,478,279

Corporate Bonds	Par (000)		Value

Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2001-02, 7.86%, 4/01/13	USD	380	$397,670
United Air Lines, Inc., 12.75%, 7/15/12		337	375,764

			773,434

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (a)		2,950	3,778,268
Crown European Holdings SA, 7.13%, 8/15/18 (a)	EUR	355	461,121

			4,239,389

Building Products — 0.3%
Associated Materials LLC, 9.88%, 11/15/16	USD	650	689,000
CPG International I, Inc., 10.50%, 7/01/13		200	199,750
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		250	244,063

			1,132,813

Capital Markets — 4.0%
CDP Financial, Inc. (a)(d):
3.00%, 11/25/14		1,935	1,997,843
5.60%, 11/25/39		2,935	3,344,562
Credit Suisse, 5.50%, 5/01/14		575	636,473
The Goldman Sachs Group, Inc.:
3.70%, 8/01/15		800	809,874
5.38%, 3/15/20		1,200	1,238,501
6.00%, 6/15/20		1,770	1,906,686
Morgan Stanley:
2.88%, 5/14/13 (b)		1,890	1,909,248
4.20%, 11/20/14 (d)		1,420	1,462,316
4.00%, 7/24/15		410	411,901
6.25%, 8/28/17		875	952,527
5.63%, 9/23/19 (e)		630	641,126

			15,311,057

Chemicals — 1.1%
American Pacific Corp., 9.00%, 2/01/15		250	247,187
Ames True Temper, Inc., 4.53%, 1/15/12 (b)		650	648,375
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		920	903,900
8.88%, 2/01/18		595	550,375
Huntsman International LLC, 6.88%, 11/15/13 (a)	EUR	435	542,985
Innophos, Inc., 8.88%, 8/15/14	USD	885	907,125
NOVA Chemicals Corp.:
6.50%, 1/15/12		115	117,588
3.65%, 11/15/13 (b)		300	280,125

			4,197,660

Commercial Banks — 3.4%
DEPFA ACS Bank, 5.13%, 3/16/37 (a)		3,775	2,977,648
Dexia Credit Local SA, 2.00%, 3/05/13 (a)		1,060	1,067,137
Eksportfinans ASA:
1.88%, 4/02/13		2,835	2,889,503
3.00%, 11/17/14		1,475	1,552,671
5.50%, 6/26/17		950	1,126,979
HSBC Bank Plc, 3.50%, 6/28/15 (a)		780	813,212
HSBC Bank USA NA, 5.88%, 11/01/34		775	827,559
HSBC Holdings Plc, 6.50%, 5/02/36		300	342,016
The Toronto-Dominion Bank, 2.20%, 7/29/15 (a)		1,330	1,354,799

			12,951,524

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
GO	General Obligation Bonds
LIBOR	London Inter-Bank Offered Rate
RB	Revenue Bonds
USD	US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	13

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Commercial Services & Supplies — 0.1%
West Corp., 9.50%, 10/15/14	USD	305	$311,100

Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
7.80%, 6/01/12		340	357,796
3.28%, 1/13/12 (b)		125	122,500
SLM Corp., Series A, 0.80%, 1/27/14 (b)		550	448,894

			929,190

Containers & Packaging — 1.2%
Ball Corp.:
7.38%, 9/01/19		270	289,575
6.75%, 9/15/20		675	710,437
Berry Plastics Corp., 8.88%, 9/15/14		690	657,225
Crown Americas LLC, 7.75%, 11/15/15		150	155,625
Impress Holdings BV, 3.65%, 9/15/13 (a)(b)		300	283,500
Pregis Corp., 12.38%, 10/15/13		545	545,000
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	725	937,132
7.75%, 11/15/19		685	889,768

			4,468,262

Diversified Financial Services — 5.1%
Ally Financial Inc., 8.30%, 2/12/15 (a)	USD	3,500	3,640,000
Bank of America Corp. (e):
7.63%, 6/01/19		450	526,706
5.63%, 7/01/20		1,310	1,349,588
FCE Bank Plc:
7.88%, 2/15/11	GBP	550	854,050
7.13%, 1/16/12	EUR	650	852,543
General Electric Capital Corp.:
6.15%, 8/07/37 (e)	USD	4,150	4,411,226
5.88%, 1/14/38		177	181,999
6.88%, 1/10/39		135	158,012
JPMorgan Chase & Co.:
3.70%, 1/20/15 (d)		3,425	3,585,191
6.00%, 1/15/18		125	141,947
6.30%, 4/23/19 (e)		2,000	2,298,422
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		1,000	1,007,500
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (a)	EUR	550	707,436

			19,714,620

Diversified Telecommunication Services — 6.0%
AT&T Inc.:
6.45%, 6/15/34	USD	780	884,895
6.30%, 1/15/38		600	687,540
6.55%, 2/15/39		3,375	3,999,550
BellSouth Telecommunications, Inc., 8.18%, 12/15/95 (f)		1,700	1,256,917
Comcast Cable Holdings LLC, 7.88%, 8/01/13		10	11,492
GCI, Inc., 8.63%, 11/15/19		1,700	1,785,000
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (a)		120	126,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		60	61,125
Series B, 7.50%, 2/15/14		30	30,562
Qwest Corp.:
8.88%, 3/15/12		120	132,000
8.38%, 5/01/16		180	209,700
Telecom Italia Capital SA:
4.95%, 9/30/14		1,075	1,129,895
6.00%, 9/30/34		1,550	1,477,026
Telefonica Emisiones SAU, 7.05%, 6/20/36		1,975	2,375,635
Telefonica Europe BV, 7.75%, 9/15/10		725	726,140
Verizon Communications, Inc.:
6.40%, 2/15/38 (d)		2,125	2,486,802
8.95%, 3/01/39		900	1,336,347

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Verizon Global Funding Corp., 7.75%, 12/01/30	USD	70	$91,284
Verizon Maryland, Inc., Series B, 5.13%, 6/15/33		125	115,659
Verizon New Jersey, Inc.:
5.88%, 1/17/12		335	354,896
7.85%, 11/15/29		230	270,354
Verizon Virginia, Inc., Series A, 4.63%, 3/15/13 (d)		3,150	3,354,290
Windstream Corp.:
8.13%, 8/01/13		60	63,975
8.63%, 8/01/16		90	92,925
7.88%, 11/01/17		60	60,900

			23,120,909

Electric Utilities — 4.7%
Alabama Power Co., 6.00%, 3/01/39		1,275	1,525,849
Commonwealth Edison Co., 4.00%, 8/01/20		480	506,574
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	377,098
6.00%, 1/15/38		825	998,572
EDF SA, 5.60%, 1/27/40 (a)		1,400	1,532,030
E.ON International Finance BV, 6.65%, 4/30/38 (a)		1,525	1,950,168
Elwood Energy LLC, 8.16%, 7/05/26		98	90,516
Florida Power & Light Co., 4.95%, 6/01/35		950	1,000,928
Florida Power Corp.:
6.35%, 9/15/37		1,325	1,661,205
6.40%, 6/15/38		875	1,098,766
PacifiCorp., 6.25%, 10/15/37		575	712,324
Public Service Co. of Colorado, 6.25%, 9/01/37		1,200	1,507,590
Southern California Edison Co.:
5.63%, 2/01/36		625	721,936
Series 05-E, 5.35%, 7/15/35		125	139,093
Series 08-A, 5.95%, 2/01/38		1,075	1,302,613
The Toledo Edison Co., 6.15%, 5/15/37		350	398,501
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37		2,000	2,398,174

			17,921,937

Energy Equipment & Services — 0.7%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)		1,400	1,309,000
North American Energy Alliance LLC, 10.88%, 6/01/16 (a)		985	1,063,800
Thermon Industries, Inc., 9.50%, 5/01/17 (a)		180	184,500

			2,557,300

Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		1,900	2,447,318
6.20%, 4/15/38		850	1,047,543

			3,494,861

Food Products — 0.5%
Kraft Foods, Inc., 7.00%, 8/11/37		1,455	1,810,035

Health Care Equipment & Supplies — 0.3%
Covidien International Finance SA, 2.80%, 6/15/15		230	237,382
DJO Finance LLC, 10.88%, 11/15/14		860	921,275

			1,158,657

Health Care Providers & Services — 0.3%
Tenet Healthcare Corp.:
9.00%, 5/01/15		410	436,650
10.00%, 5/01/18		170	191,250
8.88%, 7/01/19		330	356,813

			984,713

Hotels, Restaurants & Leisure — 0.3%
McDonald’s Corp., 5.70%, 2/01/39		825	988,829

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Durables — 1.7%
Beazer Homes USA, Inc.:
6.88%, 7/15/15	USD	210	$181,650
8.13%, 6/15/16		255	223,125
12.00%, 10/15/17		1,050	1,182,562
Belvoir Land LLC, Series A-1, 5.27%, 12/15/47 (a)		300	256,932
Irwin Land LLC (a):
Series A-1, 5.03%, 12/15/25		525	502,288
Series A-2, 5.40%, 12/15/47		1,500	1,259,415
Ohana Military Communities LLC, Series 04I, 6.19%, 4/01/49 (a)		350	355,702
Standard Pacific Corp.:
6.25%, 4/01/14		160	149,200
7.00%, 8/15/15		225	207,000
10.75%, 9/15/16		2,100	2,210,250

			6,528,124

Household Products — 0.3%
Kimberly-Clark, Corp., 6.63%, 8/01/37		850	1,133,405

IT Services — 0.2%
iPayment, Inc., 9.75%, 5/15/14		240	216,900
iPayment Investors LP, 12.75%, 7/15/14 (a)(g)		812	694,010

			910,910

Independent Power Producers & Energy Traders — 0.7%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		1,000	1,050,000
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)		1,520	1,463,765
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		97	93,215
NRG Energy, Inc.:
7.25%, 2/01/14		35	35,700
7.38%, 2/01/16		5	5,038
7.38%, 1/15/17		15	15,112

			2,662,830

Industrial Conglomerates — 0.7%
Sequa Corp. (a):
11.75%, 12/01/15		690	710,700
13.50%, 12/01/15 (g)		1,940	2,018,008

			2,728,708

Insurance — 1.8%
Chubb Corp., 6.00%, 5/11/37		1,100	1,271,766
Hartford Life Global Funding Trusts, 0.72%, 6/16/14 (b)		425	398,512
Metropolitan Life Global Funding I (a):
2.50%, 1/11/13 (d)		2,545	2,601,143
5.13%, 6/10/14		775	858,530
Prudential Financial, Inc.:
5.70%, 12/14/36		675	689,793
Series D, 5.90%, 3/17/36		500	523,729
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		505	632,242

			6,975,715

Machinery — 0.9%
AGY Holding Corp., 11.00%, 11/15/14		310	263,500
Accuride Corp., 7.50%, 2/26/20 (g)(h)		5	11,771
Navistar International Corp.:
3.00%, 10/15/14 (h)		1,130	1,233,113
8.25%, 11/01/21		1,400	1,466,500
Titan International, Inc., 5.63%, 1/15/17 (a)(h)		340	404,600

			3,379,484

Corporate Bonds	Par (000)		Value

Marine — 0.8%
Horizon Lines, Inc., 4.25%, 8/15/12 (h)	USD	2,355	$1,978,200
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)		1,050	1,155,063

			3,133,263

Media — 5.9%
Affinion Group, Inc., 10.13%, 10/15/13		695	712,375
CCH II LLC, 13.50%, 11/30/16		1,850	2,192,695
CMP Susquehanna Corp., 3.64%, 5/15/14 (a)(b)		52	1,040
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17		1,132	1,187,185
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		600	843,281
Comcast Corp.:
6.45%, 3/15/37		790	899,523
6.40%, 3/01/40		300	342,311
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		908	907,900
Loan Close 3, 12.00%, 8/15/18		1,050	1,050,000
Shares Loan, 4.00%, 8/15/18		1,071	1,070,532
DIRECTV Holdings LLC, 6.00%, 8/15/40		240	252,594
Discovery Communications LLC, 3.70%, 6/01/15		480	504,946
Interactive Data Corp., 10.25%, 8/01/18 (a)		1,480	1,535,500
NBC Universal, Inc., 5.15%, 4/30/20 (a)		680	731,937
News America Holdings, Inc.:
7.70%, 10/30/25		825	1,053,906
8.45%, 8/01/34		625	841,667
News America, Inc., 7.63%, 11/30/28		985	1,178,410
Nielsen Finance LLC, 10.00%, 8/01/14		500	525,000
Rainbow National Services LLC (a):
8.75%, 9/01/12		200	200,250
10.38%, 9/01/14		943	978,362
TCI Communications, Inc., 7.88%, 2/15/26		610	756,182
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)		490	467,950
Time Warner Cable, Inc., 7.30%, 7/01/38		930	1,149,207
Time Warner Cos., Inc.:
6.95%, 1/15/28		70	81,557
6.63%, 5/15/29		90	102,124
Time Warner, Inc.:
7.63%, 4/15/31		205	255,516
7.70%, 5/01/32		85	107,042
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (a)		2,600	2,671,500

			22,600,492

Metals & Mining — 1.6%
AK Steel Corp., 7.63%, 5/15/20		15	15,113
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		270	282,064
Drummond Co., Inc.:
9.00%, 10/15/14 (a)		1,115	1,166,569
7.38%, 2/15/16		375	375,469
Falconbridge Ltd., 6.20%, 6/15/35		1,250	1,268,134
Goldcorp, Inc., 2.00%, 8/01/14 (h)		280	340,550
McJunkin Red Man Corp., 9.50%, 12/15/16 (a)		495	436,837
Murray Energy Corp., 10.25%, 10/15/15 (a)		245	250,512
New World Resources NV, 7.38%, 5/15/15	EUR	215	267,010
Novelis, Inc., 11.50%, 2/15/15	USD	1,070	1,177,000
United States Steel Corp., 7.38%, 4/01/20		715	723,937

			6,303,195

Oil, Gas & Consumable Fuels — 6.9%
Arch Coal, Inc., 7.25%, 10/01/20		1,225	1,243,375
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		600	689,250
10.75%, 2/01/18		105	115,763
BP Capital Markets Plc, 3.13%, 3/10/12		1,270	1,272,195
Bill Barrett Corp., 9.88%, 7/15/16		75	81,375
Burlington Resources Finance Co., 7.40%, 12/01/31		875	1,145,051

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Canadian Natural Resources, Ltd.:
6.50%, 2/15/37	USD	410	$490,465
6.25%, 3/15/38		375	428,373
6.75%, 2/01/39		1,025	1,270,969
Cenovus Energy, Inc., 6.75%, 11/15/39		895	1,098,195
Chesapeake Energy Corp., 6.63%, 8/15/20		1,300	1,304,875
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		535	628,674
Crosstex Energy LP, 8.88%, 2/15/18		290	299,425
Devon Energy Corp., 7.95%, 4/15/32		625	859,685
EnCana Corp.:
6.50%, 8/15/34		670	766,882
6.63%, 8/15/37		700	839,668
Enterprise Products Operating LLC:
6.13%, 2/01/13		695	755,870
6.13%, 10/15/39		700	748,222
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20		520	556,325
MidAmerican Energy Co., 5.80%, 10/15/36		700	811,022
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		800	906,773
6.50%, 9/15/37		1,900	2,308,644
Nexen, Inc., 6.40%, 5/15/37		750	823,130
Niska Gas Storage US LLC, 8.88%, 3/15/18 (a)		1,000	1,052,500
OPTI Canada, Inc., 9.00%, 12/15/12 (a)		700	701,750
Peabody Energy Corp., 6.50%, 9/15/20		1,230	1,293,038
Petrobras International Finance Co.:
5.88%, 3/01/18		75	81,454
5.75%, 1/20/20		1,725	1,848,988
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		680	675,995
Valero Energy Corp., 6.63%, 6/15/37		1,245	1,261,292

			26,359,223

Paper & Forest Products — 1.1%
Boise Paper Holdings LLC:
9.00%, 11/01/17		490	515,725
8.00%, 4/01/20		210	213,675
Clearwater Paper Corp., 10.63%, 6/15/16		620	697,500
Glatfelter, 7.13%, 5/01/16 (a)		295	296,844
International Paper Co., 7.30%, 11/15/39		750	845,108
NewPage Corp., 11.38%, 12/31/14		1,115	905,938
Verso Paper Holdings LLC, 11.50%, 7/01/14		745	785,975

			4,260,765

Pharmaceuticals — 1.7%
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		850	1,165,327
Schering-Plough Corp., 6.55%, 9/15/37		1,125	1,480,373
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,445	1,774,790
Wyeth:
6.00%, 2/15/36		675	821,636
5.95%, 4/01/37		925	1,113,760

			6,355,886

Road & Rail — 0.6%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		715	747,175
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		950	1,067,479
Canadian National Railway Co., 6.25%, 8/01/34		350	441,830

			2,256,484

Software — 0.2%
BMS Holdings, Inc., 8.59%, 2/15/12 (a)(b)(g)		129	2,577
Oracle Corp., 5.38%, 7/15/40 (a)		895	970,169

			972,746

Textiles, Apparel & Luxury Goods — 0.0%
Quiksilver, Inc., 6.88%, 4/15/15		175	161,875

Corporate Bonds	Par (000)		Value

Thrifts & Mortgage Finance — 0.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)(d)	USD	1,305	$1,378,488

Tobacco — 0.2%
Philip Morris International, Inc., 4.50%, 3/26/20		640	698,148

Wireless Telecommunication Services — 2.2%
Cricket Communications, Inc., 10.00%, 7/15/15		100	104,750
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,420	1,579,910
Digicel Group Ltd. (a):
9.13%, 1/15/15 (g)		560	562,800
8.25%, 9/01/17		150	155,813
MetroPCS Wireless, Inc., 9.25%, 11/01/14		60	62,400
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		770	768,075
Rogers Communications, Inc., 7.50%, 8/15/38		1,150	1,528,062
SBA Tower Trust, 4.25%, 4/15/40 (a)		950	1,013,716
Sprint Capital Corp., 6.88%, 11/15/28		775	647,125
Vodafone Group Plc, 4.15%, 6/10/14		2,050	2,202,180

			8,624,831

Total Corporate Bonds — 59.2%			226,969,141

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	160	105,934
Israel Government AID Bond:
5.50%, 4/26/24	USD	825	1,029,400
5.50%, 9/18/33		845	1,041,193
Italy Government International Bond, 5.38%, 6/15/33		455	472,646
Japan Finance Corp., 2.00%, 6/24/11		860	869,304
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		660	668,719
2.75%, 9/08/20		300	297,870
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		115	124,799
Series E, 5.25%, 7/02/12		395	426,385
Series E, 4.38%, 1/15/13		250	270,788
Series E, 4.00%, 2/02/15		230	254,765
Mexico Government International Bond, 5.63%, 1/15/17		370	415,325
Province of Ontario Canada:
4.10%, 6/16/14		1,205	1,325,623
Series 1, 1.88%, 11/19/12		1,175	1,201,917
Qatari Diar Finance QSC, 3.50%, 7/21/15 (a)		910	927,290
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		1,371	1,627,962
United Mexican States, Series A, 5.13%, 1/15/20		215	233,275

Total Foreign Agency Obligations — 2.9%			11,293,195

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 5.1%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		1,100	878,827
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, 5.39%, 11/25/34 (b)		536	508,865
CS First Boston Mortgage Securities Corp., Series 2005-12, Class 6A1, 6.00%, 1/25/36		1,093	768,850

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35	USD	1,600	$1,312,387
Series 2006-0A19, Class A1, 0.45%, 2/20/47 (b)		478	253,433
Series 2006-0A21, Class A1, 0.46%, 3/20/47 (b)		887	465,674
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		800	579,452
Series 2007-HY4, Class 4A1, 5.71%, 6/25/47 (b)		1,027	709,863
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46 (b)		371	209,787
Series 2007-10, Class A22, 6.00%, 7/25/37		864	695,902
Credit Suisse Mortgage Capital Certificates, Series 2007-1, Class 5A14, 6.00%, 2/25/37		670	546,917
Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-0A1, Class A1, 0.46%, 2/25/47 (b)		298	179,450
GSR Mortgage Loan Trust:
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35 (b)		468	437,436
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		928	823,172
Series 2006-AR1, Class 2A1, 5.00%, 1/25/36 (b)		784	621,584
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		1,017	917,545
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.44%, 12/25/36 (b)		783	557,836
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		1,100	885,121
JPMorgan Mortgage Trust:
Series 2006-S3, Class 1A12, 6.50%, 8/25/36		828	762,337
Series 2007-S1, Class 2A22, 5.75%, 3/25/37		755	638,681
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 5.64%, 5/25/36 (b)		782	531,631
Residential Funding Mortgage Securities I, Series 2007-S6, Class 1A16, 6.00%, 6/25/37		599	536,144
Station Place Securitization Trust, Series 2009-1, Class A, 1.76%, 1/25/40 (a)(b)		1,615	1,615,000
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		1,703	1,618,242
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.18%, 5/25/47 (b)		436	274,613
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006, Class 1A29, 6.00%, 8/25/36		659	636,959
Series 2006-3, Class A9, 5.50%, 3/25/36		548	532,642
Series 2007-8, Class 2A9, 6.00%, 7/25/37		608	569,009
Series 2007-10, Class 1A21, 6.00%, 7/25/37		488	415,881

			19,483,240

Commercial Mortgage-Backed Securities — 10.9%
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, 12/15/35		2,720	2,884,107
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.29%, 12/10/49 (b)		1,370	1,461,833
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		960	980,714
First Union National Bank Commercial Mortgage:
Series 2001-C3, Class A3, 6.42%, 8/15/33		2,655	2,724,606
Series 2001-C4, Class A2, 6.22%, 12/12/33		2,200	2,289,874
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2, 4.93%, 7/10/39		2,350	2,489,256
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35		2,114	2,191,592
Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		827	847,078
Series 2004-CBX, Class A4, 4.53%, 1/12/37		2,180	2,225,592

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)	USD	931	$960,202
Merrill Lynch Mortgage Trust, Series 2004 BPC1, Class A3, 4.47%, 10/12/41 (b)		4,200	4,283,743
Morgan Stanley Capital I, Series 2005-T17, Class A4, 4.52%, 12/13/41		2,525	2,589,807
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21, Class A3, 5.38%, 10/15/44 (b)		624	624,546
Series 2006-C28, Class A2, 5.50%, 10/15/48 (i)		14,000	14,389,848
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		995	1,010,471

			41,953,269

Total Non-Agency Mortgage-Backed Securities — 16.0%			61,436,509

Other Interests (j)	Beneficial Interest (000)

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		2	381

Total Other Interests — 0.0%			381

Preferred Securities

Capital Trusts	Par (000)

Capital Markets — 0.1%
Credit Suisse Guernsey Ltd., 5.86% (b)(k)		494	452,010

Electric Utilities — 0.2%
PECO Energy Capital Trust IV, 5.75%, 6/15/33		790	667,598

Insurance — 0.9%
The Allstate Corp., 6.50%, 5/15/67 (b)		1,950	1,774,500
Lincoln National Corp., 6.05%, 4/20/67 (b)		675	567,000
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)		675	647,465
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)		675	610,875

			3,599,840

Total Capital Trusts — 1.2%			4,719,448

Preferred Stocks	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(c)		12,033	—

Specialty Retail — 0.0%
Lazydays RV Center, Inc., 0.00% (c)		48	56,838

Total Preferred Stocks — 0.0%			56,838

Total Preferred Securities — 1.2%			4,776,286

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)		Value

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16	USD	435	$491,106
City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40		250	276,510
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		255	306,617
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	1,105,619
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,275	1,472,485
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		625	802,844
New York City Municipal Water Finance Authority, RB, Build America Bonds, 5.72%, 6/15/42		700	782,621
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550	590,123
5.60%, 3/15/40		950	1,035,918
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		385	438,742
Princeton University, 5.70%, 3/01/39		575	697,866
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		1,090	1,201,660
Build America Bonds, 7.35%, 11/01/39		540	622,409
Build America Bonds, Various Purpose, 7.50%, 4/01/34		360	408,798
Various Purpose, Series 3, 5.45%, 4/01/15		2,300	2,461,184
State of Illinois, GO, Pension, 5.10%, 6/01/33		970	826,964

Total Taxable Municipal Bonds — 3.5%			13,521,466

U.S. Government Sponsored Agency Securities

Agency Obligations — 5.7%
Fannie Mae:
6.45%, 10/09/19 (d)(l)		5,875	3,872,976
7.13%, 1/15/30 (d)		2,775	4,031,304
5.63%, 7/15/37 (m)		775	979,692
Federal Home Loan Banks:
5.38%, 9/30/22 (d)		5,400	6,517,309
5.25%, 12/09/22 (m)		675	805,466
5.37%, 9/09/24 (d)		1,075	1,299,347
Freddie Mac:
5.50%, 7/18/16		210	252,043
5.00%, 2/16/17		425	499,242
Resolution Funding Corp. (l):
6.40%, 7/15/18		525	430,522
6.39%, 10/15/18		525	425,280
Tennessee Valley Authority, 5.25%, 9/15/39		2,355	2,792,886

			21,906,067

Collateralized Mortgage Obligations — 0.6%
Fannie Mae Mortgage-Backed Securities, Series 2005-5, Class PK, 5.00%, 12/25/34		1,263	1,380,715
Freddie Mac Mortgage-Backed Securities, Series 2825, Class VP, 5.50%, 6/15/15		885	973,240

			2,353,955

U.S. Government Sponsored Agency Securities	Par (000)		Value

Federal Deposit Insurance Corporation Guaranteed — 1.8%
Citigroup Funding, Inc. (d):
2.13%, 7/12/12	USD	1,415	$1,454,399
1.88%, 10/22/12		2,800	2,868,505
General Electric Capital Corp.:
2.00%, 9/28/12 (d)		1,850	1,900,300
2.13%, 12/21/12		515	531,013

			6,754,217

Interest Only Collateralized Mortgage Obligations — 0.1%
Freddie Mac Mortgage-Backed Securities:
Series 2579, Class HI, 5.00%, 8/15/17		795	35,803
Series 2611, Class QI, 5.50%, 9/15/32		3,074	366,192

			401,995

Mortgage-Backed Securities — 27.5%
Fannie Mae Mortgage-Backed Securities (n):
4.00%, 4/01/25 – 9/15/40		9,038	9,481,632
4.50%, 9/15/40		8,500	8,925,000
5.00%, 9/15/25 – 9/15/40		29,192	31,025,794
5.50%, 9/15/25 – 9/15/40		11,339	12,126,069
6.00%, 8/01/29 – 9/15/40		15,967	17,256,715
Freddie Mac Mortgage-Backed Securities:
4.00%, 3/01/25 – 8/15/25 (d)(n)		16,551	17,432,611
4.50%, 4/01/40 – 9/15/40 (n)		6,092	6,402,662
5.00%, 10/15/40 (n)		100	105,859
5.50%, 6/01/40		1,018	1,087,410
6.00%, 2/01/13 – 12/01/18		1,178	1,273,874
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33		142	154,154

			105,271,780

Total U.S. Government Sponsored Agency Securities — 35.7%			136,688,014

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 8/15/21 (d)		1,550	2,361,086
8.00%, 11/15/21 (d)(e)		5,950	9,022,616
1.00%, 4/30/12 (d)		2,345	2,366,527
1.75%, 7/31/15 (d)		15,095	15,411,089
1.25%, 8/31/15		5,250	5,226,211
4.25%, 5/15/39 (d)		6,045	6,828,015
U.S. Treasury Notes:
2.63%, 8/15/20 (d)		57,203	57,935,916
4.50%, 8/15/39 (e)		290	341,022
4.63%, 2/15/40 (d)		4,333	5,198,248
4.38%, 5/15/40		2,855	3,294,402
3.88%, 8/15/40		1,625	1,727,325

Total U.S. Treasury Obligations — 28.6%			109,712,457

Warrants (o)	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (a)		13,751	—

Total Warrants — 0.0%			—

Total Long-Term Investments (Cost — $565,036,740) — 154.1%			591,097,454

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares		Value

Money Market Fund – 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (p)(q)		506,274	$506,274

	Par (000)

Borrowed Bond Agreements – 0.1%
JPMorgan Securities Inc., 0.13%, 9/02/10	USD	299	299,425

Total Short-Term Securities (Cost – $805,699) – 0.2%			805,699

Options Purchased	Contracts

Exchange-Traded Call Options – 0.0%
Five-Year U.S. Treasury Note Future, Strike Price USD 121, Expires 11/26/10		21	12,469

Exchange-Traded Put Options – 0.0%
Five-Year U.S. Treasury Note Future, Strike Price USD 117, Expires 11/26/10		21	3,445

	Notional Amount (000)

Over-the-Counter Call Swaptions – 1.9%
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA	USD	4,700	439,135
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International		9,000	1,228,005
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		5,700	516,089
Receive a fixed rate of 4.01% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000	709,542
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700	1,133,055
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,400	308,861
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200	382,460
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,800	377,986
Receive a fixed rate of 3.72% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		6,000	477,240
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		5,400	214,715
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	1,371,611

			7,158,699

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Put Swaptions – 0.2%
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.	USD	25,900	$259
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker Citibank NA		25,900	259
Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International		9,000	27,297
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		9,200	40,130
Pay a fixed rate of 4.01% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000	28,938
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700	66,843
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,400	31,366
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200	99,229
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		4,700	108,490
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,800	138,965
Pay a fixed rate of 3.72% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		6,000	172,476
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		5,400	19,418
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	248,301
Receive a fixed rate of 2.02% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker Bank of America NA		5,800	18,287

			1,000,258

Total Options Purchased (Cost – $6,493,601) – 2.1%			8,174,871

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost – $572,336,040*) – 156.4%			600,078,024

Borrowed Bonds

U.S. Treasury Notes, 2.63%, 8/15/20		295	(298,780)

Total Borrowed Bonds (Proceeds – $298,807) – (0.1)%			(298,780)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

TBA Sale Commitments (n)	Par (000)		Value

Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25 - 9/15/40	USD	5,900	$(6,196,841)
4.50%, 9/15/40		8,500	(8,925,000)
5.00%, 9/15/25 - 9/15/40		23,000	(24,419,332)
5.50%, 9/15/25 - 9/15/40		500	(534,609)
6.00%, 8/01/29 - 9/15/40		10,800	(11,626,870)
Freddie Mac Mortgage-Backed Securities:
4.00%, 3/01/25 - 8/15/25		16,500	(17,319,852)
4.50%, 4/01/40 - 9/15/40		6,000	(6,292,500)
Ginnie Mae Mortgage-Backed Securities,
5.50%, 8/15/33		100	(108,219)

Total TBA Sale Commitments (Proceeds – $75,294,672) – (19.7)%			(75,423,223)

Options Written	Notional Amount (000)

Over-the-Counter Call Swaptions – (2.7)%
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 11/04/10, Broker Barclays Bank Plc		15,000	(3,202,425)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		6,800	(836,652)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		3,500	(429,674)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		4,000	(580,088)
Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		3,700	(403,448)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		3,500	(359,842)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,200	(104,231)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(728,155)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,000	(1,074,318)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,100	(958,335)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(54,225)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(156,432)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(237,206)
Pay a fixed rate of 4.84% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,500	(318,915)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		2,900	(378,917)

Options Written	Notional Amount (000)		Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker Goldman Sachs Bank USA	USD	3,800	$(202,103)
Pay a fixed rate of 3.97% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker Bank of America NA		2,900	(134,203)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA		3,200	(362,883)

			(10,522,052)

Over-the-Counter Put Swaptions - (0.4)%
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(86,830)
Receive a fixed rate of 2.32% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker Bank of America NA		5,800	(7,523)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 11/04/10, Broker Barclays Bank Plc		15,000	(285)
Receive a fixed rate of 1.96% and pay a floating rate based on 3-month LIBOR, Expires 11/30/10, Broker Deutsche Bank AG		4,800	(24,720)
Receive a fixed rate of 2.10% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker Citibank NA		15,000	(1,065)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		6,800	(29,254)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		3,500	(15,221)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		4,000	(29,236)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		3,700	(66,537)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		3,500	(68,547)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,200	(30,833)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker Morgan Stanley Capital Services, Inc.		8,100	(183,668)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(74,894)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,000	(107,422)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,100	(94,989)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(13,273)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(56,020)
Receive a fixed rate of 4.84% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,500	(75,047)

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	USD	2,900	$(84,657)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		7,900	(170,830)
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker Goldman Sachs Bank USA		3,800	(93,700)
Receive a fixed rate of 3.97% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker Bank of America NA		2,900	(81,014)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA		3,200	(137,114)

			(1,532,679)

Total Options Written (Premiums Received – $8,630,370) – (3.1)%			(12,054,731)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written – 133.5%			512,301,290
Liabilities in Excess of Other Assets – (33.5)%			(128,761,725)

Net Assets – 100.0%			$383,539,565

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$572,891,326

Gross unrealized appreciation	$37,626,678
Gross unrealized depreciation	(10,439,980)

Net unrealized appreciation	$27,186,698

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(h)	Convertible security.

(i)	All or a portion of security has been pledged as collateral in connection with Term Asset-Backed Securities Loan Facility (“TALF”) Program.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Credit Suisse Securities LLC	$(4,621,373)	$(10,998)
Deutsche Bank Securities, Inc.	$(1,368,049)	$(116,298)
Goldman Sachs & Co.	$337,489	$68,762
Greenwich Financial Services	$1,330,721	$28,796
JPMorgan Securities, Inc.	$(952,223)	$(1,220)
Morgan Stanley Capital Services, Inc.	—	$2,531
Nomura Securities International, Inc.	$10,990,732	$22,419
UBS Securities	$(7,762,157)	$(44,493)
Wells Fargo Bank, NA	$(16,576,381)	$(46,116)

(o)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(p)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,735,485	(1,229,211)	506,274	$4,243

(q)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of August 31,2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital, Inc.	0.40%	11/25/09	Open	$1,804,597	$1,799,000
Barclays Capital, Inc.	0.40%	12/10/09	Open	3,163,286	3,154,000
Barclays Capital, Inc.	0.27%	3/04/10	Open	2,034,339	2,032,500
Barclays Capital, Inc.	0.29%	3/04/10	Open	12,548,160	12,536,815
Barclays Capital, Inc.	0.40%	3/05/10	Open	11,616,856	11,593,667
Credit Suisse Securities (USA), Inc.	0.30%	3/04/10	Open	2,772,827	2,770,320
Credit Suisse Securities (USA), Inc.	0.27%	3/05/10	Open	2,156,116	2,154,500
Credit Suisse Securities (USA), Inc.	0.30%	3/05/10	Open	3,241,547	3,238,309
Barclays Capital, Inc.	0.27%	3/25/10	Open	1,779,001	1,777,500
Barclays Capital, Inc.	0.29%	4/07/10	Open	1,121,687	1,120,687
Royal Bank of Scotland Plc	0.33%	5/14/10	Open	1,292,351	1,291,167
Morgan Stanley Capital Services, Inc.	0.23%	8/02/10	9/02/10	17,100,099	17,096,823
Barclays Capital, Inc.	0.27%	8/11/10	9/01/10	8,622,505	8,621,500
Barclays Capital, Inc.	0.25%	8/10/10	Open	1,857,667	1,857,450
BNP Paribas	0.25%	8/10/10	9/14/10	8,422,170	8,421,000
JPMorgan Chase Bank NA	0.11%	8/27/10	Open	11,985,093	11,985,000
JPMorgan Chase Bank NA	0.21%	8/30/10	Open	8,689,760	8,689,688
JPMorgan Chase Bank NA	0.26%	8/30/10	Open	7,140,067	7,140,000

Total				$107,348,128	$107,279,926

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	5,910,772	GBP	3,710,000	Goldman Sachs International	9/07/10	$221,199
GBP	2,190,000	USD	3,499,313	Royal Bank of Scotland Plc	9/07/10	(140,778)
GBP	1,520,000	USD	2,430,146	UBS AG	9/07/10	(99,108)
USD	5,238,016	EUR	4,144,000	Citibank NA	9/15/10	(13,357)
USD	425,162	EUR	330,500	Deutsche Bank AG	9/15/10	6,345
EUR	3,210,000	USD	4,098,496	Goldman Sachs International	10/14/10	(30,849)
USD	814,398	GBP	533,500	Citibank NA	10/20/10	(3,519)

Total						$(60,067)

•	Financial futures contracts purchased as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

59	2-Year U.S. Treasury Bond	Chicago Mercantile	September 2010	$12,929,153	$17,660
63	10-Year U.S. Treasury Bond	Chicago Mercantile	September 2010	$7,953,749	15,751
73	Euro-Bund	Eurex	September 2010	$12,292,179	143,844
236	2-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$51,701,756	15,432
329	30-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$44,038,399	386,882
71	30-Year U.S. Treasury Ultra Bond	Chicago Mercantile	December 2010	$10,125,395	140,761

Total					$720,330

•	Financial futures contracts sold as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

935	5-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$112,115,241	$(384,252)
40	10-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$5,016,081	(8,919)
59	Euro Dollars	Chicago Mercantile	December 2011	$14,589,078	(39,972)

Total					$(433,143)

•	Interest rate swaps outstanding as of August 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.21% (a)	3-month LIBOR	Goldman Sachs Bank USA	May 2012	$4,800	$(49,674)
0.79% (a)	3-month LIBOR	Deutsche Bank AG	July 2012	$11,800	(31,727)
0.81% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	$11,700	(36,208)
0.85% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc	July 2012	$11,700	(43,794)
0.76% (a)	3-month LIBOR	Credit Suisse International	August 2012	$7,800	(16,103)
0.65% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2012	$1,900	179
1.59% (a)	3-month LIBOR	Deutsche Bank AG	August 2015	$600	(785)
1.62% (a)	3-month LIBOR	Deutsche Bank AG	August 2015	$400	(1,187)
2.13% (a)	3-month LIBOR	Barclays Bank Plc	August 2017	$2,100	(12,154)
3.34% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$6,000	467,049
2.56% (a)	3-month LIBOR	Citibank NA	August 2020	$400	(2,679)
2.50% (a)	3-month LIBOR	Deutsche Bank AG	August 2020	$11,800	(12,266)
2.68% (b)	3-month LIBOR	Deutsche Bank AG	August 2020	$3,100	55,238
4.84% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	January 2038	$3,300	(1,063,503)
4.58% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	$800	(226,944)
4.44% (a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2040	$1,400	(358,199)

Total					$(1,332,757)

	(a)	Pays fixed interest rate and receives floating rate.

	(b)	Pays floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of August 31, 2010 were as follows:

Interest Receivable Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation

2.52%	Deutsche Bank AG	May 2020	$4,300	$207,062	(c)

2.62%	Morgan Stanley Capital Services, Inc.	May 2020	$7,100	$410,465	(c)

Total				$617,527

(c)	Based on the change in return of the Consumer Price Index for All Urban Consumers and pays at maturity.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	$50	$(955)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	$65	(902)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	$405	(44,120)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	$145	(17,093)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	$300	(9,775)
Brunswick Corp.	5.00%	Credit Suisse International	September 2014	$570	(30,123)
Macy’s, Inc.	1.00%	Morgan Stanley International	September 2014	$150	(429)

Total					$(103,397)

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

Dow Jones CDX North America Investment Grade High Volatility Index	1.00%	Citibank NA	June 2015	$3,300	$3,636
Dow Jones CDX North America Investment Grade Index Series 14	1.00%	Citibank NA	June 2015	$3,300	641

Total					$4,277

•	Credit default swaps on traded indexes — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Average Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

Dow Jones	5.00%	Credit Suisse	June 2015	B	$4,100	$27,442
CDX North		International
America High
Yield Index
Series 14

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$21,536,268	$5,104,409	$26,640,677
Common Stocks	—	47,836	11,492	59,328
Corporate Bonds	—	223,939,669	3,029,472	226,969,141
Foreign Agency Obligations	—	11,293,195	—	11,293,195
Non-Agency Mortgage-Backed Securities	—	59,125,607	2,310,902	61,436,509
Other Interests	—	—	381	381
Preferred Securities	—	4,719,448	56,838	4,776,286
Taxable Municipal Bonds	—	13,521,466	—	13,521,466
U.S. Government Sponsored Agency Securities	—	136,688,014	—	136,688,014
U.S. Treasury Obligations	—	109,712,457	—	109,712,457
Short-Term Securities:
Money Market Fund	$506,274	—	—	506,274
Borrowed Bond Agreements	—	299,425	—	299,425
Liabilities:
Borrowed Bonds	—	(298,780)	—	(298,780)
TBA Sale Commitments	—	(75,423,223)	—	(75,423,223)
TALF Loans	—	(11,763,225)	—	(11,763,225)

Total	$506,274	$493,398,157	$10,513,494	$504,417,925

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	23

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$31,719	—	$31,719
Foreign currency exchange contracts	—	227,544	—	227,544
Interest rate contracts	$736,244	8,681,423	—	9,417,667
Other contracts	—	617,527	—	617,527
Liabilities:
Credit contracts	—	(103,397)	—	(103,397)
Foreign currency exchange contracts	—	(287,611)	—	(287,611)
Interest rate contracts	(433,143)	(13,909,954)	—	(14,343,097)

Total	$303,101	$(4,742,749)	—	$(4,439,648)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	U.S. Government Sponsored Agency Securities	Total

Assets:
Balance, as of August 31, 2009	$1,198,713	—	$1,488,845	$1,612,444	$381	—	$2,690,595	$6,990,978
Accrued discounts/premiums	(91,357)	—	9,357	2,177	—	—	(450,172)	(529,995)
Net realized gain (loss)	—	—	(202,155)	30,370	—	—	1,504,160	1,332,375

Net change in unrealized appreciation/ depreciation[2]	(85,187)	—	1,252,664	31,758	—	—	(1,012,830)	186,405
Purchases	—	—	(2,081,954)	—	—	—	—	(2,081,954)
Sales	—	—	228,293	(105,847)	—	—	(2,731,753)	(2,609,307)
Transfers in3	4,082,240	$11,492	3,028,432	1,615,000	—	$56,838	—	8,794,002
Transfers out[3]	—	—	(694,010)	(875,000)	—	—	—	(1,569,010)

Balance, as of August 31, 2010	$5,104,409	$11,492	$3,029,472	$2,310,902	$381	$56,838	—	$10,513,494

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $(56,998).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts

Liabilities:
Balance, as of August 31, 2009	$(226,565)
Accrued discounts/premiums	—
Net realized gain (loss)	(251,534)
Net change in unrealized appreciation/depreciation	226,565
Purchases	251,534
Sales	—
Transfers in3	—
Transfers out[3]	—

Balance, as of August 31, 2010	—

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments August 31, 2010	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Building Products — 0.2%
Masonite Worldwide Holdings (a)		16,727	$635,626

Capital Markets — 0.1%
E*Trade Financial Corp. (a)		43,000	533,630

Chemicals — 0.2%
LyondellBasell Industries NV (a):
Class A		9,178	188,149
Class B		27,540	564,294
Wellman Holdings, Inc. (a)		2,499	125

			752,568

Commercial Services & Supplies — 0.1%
Air Lease Corp. (a)(b)		19,100	382,000

Communications Equipment — 0.5%
Loral Space & Communications Ltd. (a)		37,836	2,025,739

Construction Materials — 0.0%
Nortek, Inc. (a)		3,280	136,120

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		109,685	3,400

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		1,854	7,787

Household Durables — 0.1%
Beazer Homes USA, Inc. (a)		154,708	535,290

Machinery — 0.2%
Accuride Corp. (a)		134,380	147,818
Navistar International Corp. (a)		14,100	590,508

			738,326

Media — 0.4%
Charter Communications, Inc. (a)		24,408	829,872
Gannett Co., Inc.		59,600	720,564

			1,550,436

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)		181,600	425,751
Ainsworth Lumber Co. Ltd. (a)(b)		208,741	489,382
Western Forest Products, Inc. (a)		74,889	20,718
Western Forest Products, Inc. (a)(b)		74,936	20,731

			956,582

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp., Class B (a)		573	5,925

Software — 0.3%
HMH Holdings/EduMedia (a)		134,843	674,214
TiVo, Inc. (a)		42,800	336,408

			1,010,622

Wireless Telecommunication Services — 0.1%
FiberTower Corp. (a)		127,570	457,976

Total Common Stocks — 2.5%			9,732,027

Corporate Bonds	Par (000)

Aerospace & Defense — 0.4%
Bombardier, Inc., 7.75%, 3/15/20 (b)	USD	280	301,000
DynCorp International, Inc., 10.38%, 7/01/17 (b)		410	407,950
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		800	826,000

			1,534,950

Corporate Bonds	Par (000)		Value

Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 8/16/15	USD	1,120	$1,120,000
Series 2, 12.38%, 8/16/15		1,120	1,120,000

			2,240,000

Airlines — 2.6%
Air Canada (b):
9.25%, 8/01/15		1,570	1,538,600
12.00%, 2/01/16		420	392,700
American Airlines, Inc., 10.50%, 10/15/12 (b)		1,400	1,487,500
American Airlines Pass-Through Trust, Series 2001-02, 7.86%, 4/01/13		490	512,785
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		900	891,000
Series 1997-4-B, 6.90%, 7/02/18		93	90,862
Series 2001-1-C, 7.03%, 12/15/12		339	337,427
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		1,425	1,496,626
United Air Lines, Inc., 12.75%, 7/15/12		2,865	3,193,993

			9,941,493

Auto Components — 1.6%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		350	376,250
11.25%, 11/01/15 (c)		272	292,400
Delphi International Holdings Unsecured, 12.00%, 10/06/14		134	131,770
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		650	665,437
8.75%, 8/15/20		490	518,175
Icahn Enterprises LP, 8.00%, 1/15/18		3,980	3,960,100

			5,944,132

Beverages — 0.2%
Cott Beverages USA, Inc., 8.13%, 9/01/18 (b)		394	405,328
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	365	474,110

			879,438

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	874	890,874

Building Products — 1.5%
Associated Materials LLC, 9.88%, 11/15/16		1,140	1,208,400
Building Materials Corp. of America (b):
6.88%, 8/15/18		785	763,412
7.00%, 2/15/20		930	925,350
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		1,075	1,049,469
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,765	1,817,950

			5,764,581

Capital Markets — 0.6%
E*Trade Financial Corp., 4.46%, 8/31/19 (d)(e)		356	427,200
MU Finance Plc, 8.75%, 2/01/17 (b)	GBP	626	921,661
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)	USD	770	768,075

			2,116,936

Chemicals — 3.5%
American Pacific Corp., 9.00%, 2/01/15		1,300	1,285,375
CF Industries, Inc.:
6.88%, 5/01/18		655	689,388
7.13%, 5/01/20		1,150	1,233,375
Chemtura Corp., 7.88%, 9/01/18 (b)		785	801,681
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		245	253,881
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		1,175	1,154,437
8.88%, 2/01/18		1,135	1,049,875

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	25

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Chemicals (concluded)
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	415	$518,020
8.63%, 3/15/20	USD	350	346,938
Ineos Finance Plc, 9.00%, 5/15/15 (b)		625	632,031
Innophos, Inc., 8.88%, 8/15/14		1,185	1,214,625
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,845	1,870,369
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		825	870,375
Wellman Holdings, Inc., Subordinate Note (d):
(Second Lien), 10.00%, 1/29/19		1,385	1,204,950
(Third Lien), 5.00%, 1/29/19 (c)		454	177,197

			13,302,517

Commercial Banks — 3.1%
CIT Group, Inc.:
7.00%, 5/01/16		4,638	4,405,919
7.00%, 5/01/17		7,594	7,140,665
Glitnir Banki HF (a)(f):
4.15%, 4/20/10 (b)		165	47,025
6.38%, 9/25/12 (b)		1,005	286,425
Series EMTN, 5.07%, 1/27/10	EUR	50	17,742
Series EMTN, 3.00%, 6/30/10		65	23,064
Series GMTN, 4.38%, 2/05/10		75	26,612

			11,947,452

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15	USD	365	401,500
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		870	948,300
Scientific Games International, Inc., 9.25%, 6/15/19		345	365,700
West Corp., 11.00%, 10/15/16		1,920	2,016,000

			3,731,500

Construction Materials — 1.0%
Nortek, Inc., 11.00%, 12/01/13		3,655	3,851,011

Consumer Finance — 1.0%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		1,010	1,046,613
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (g)		310	303,800
7.80%, 6/01/12		300	315,703
8.00%, 12/15/16		270	293,202
6.63%, 8/15/17		1,710	1,737,996

			3,697,314

Containers & Packaging — 3.1%
Ball Corp., 6.75%, 9/15/20		750	789,375
Berry Plastics Corp.:
8.88%, 9/15/14		1,205	1,147,762
8.25%, 11/15/15		205	205,513
9.50%, 5/15/18 (b)		640	588,800
Berry Plastics Holding Corp., 8.88%, 9/15/14		3,655	3,481,387
Graphic Packaging International, Inc., 9.50%, 6/15/17		1,180	1,256,700
Impress Holdings BV, 3.65%, 9/15/13 (b)(g)		545	515,025
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	EUR	233	298,222
Pregis Corp., 12.38%, 10/15/13	USD	1,765	1,765,000
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	735	950,058
7.75%, 11/15/19		700	909,252

			11,907,094

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	4,425	4,579,875

Corporate Bonds	Par (000)		Value

Diversified Financial Services — 6.7%
Ally Financial Inc. (b):
8.30%, 2/12/15	USD	3,440	$3,577,600
7.50%, 9/15/20		2,830	2,801,700
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		1,485	1,486,856
FCE Bank Plc:
7.88%, 2/15/11	GBP	1,000	1,552,819
7.13%, 1/16/12	EUR	2,950	3,869,232
7.13%, 1/15/13		1,300	1,705,085
GMAC, Inc.:
7.50%, 12/31/13	USD	460	469,775
2.74%, 12/01/14 (g)		592	508,958
8.00%, 3/15/20 (b)		3,620	3,710,500
Leucadia National Corp., 8.13%, 9/15/15		1,780	1,895,700
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		2,185	2,201,388
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	550	707,436
8.50%, 5/15/18	USD	1,150	1,104,000

			25,591,049

Diversified Telecommunication Services — 4.4%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,530	1,499,400
Frontier Communications Corp.:
7.88%, 4/15/15		870	917,850
8.25%, 4/15/17		1,100	1,163,250
8.50%, 4/15/20		500	530,625
GCI, Inc., 8.63%, 11/15/19		1,700	1,785,000
ITC Deltacom, Inc., 10.50%, 4/01/16		800	788,000
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		320	336,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		2,990	3,046,062
8.00%, 10/01/15 (b)		800	860,000
Series B, 7.50%, 2/15/14		2,285	2,327,844
Qwest Corp.:
7.63%, 6/15/15		850	954,125
8.38%, 5/01/16		990	1,153,350
Windstream Corp.:
8.13%, 8/01/13		510	543,788
7.88%, 11/01/17		1,090	1,106,350

			17,011,644

Energy Equipment & Services — 1.9%
Compagnie Généralé de Géophysique-Veritas:
7.50%, 5/15/15		1,935	1,915,650
7.75%, 5/15/17		470	466,475
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		2,730	2,552,550
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)		460	455,400
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		985	1,063,800
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		810	830,250

			7,284,125

Food & Staples Retailing — 0.9%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		1,225	1,200,500
Rite Aid Corp.:
9.75%, 6/12/16		615	653,438
10.25%, 10/15/19		925	950,437
8.00%, 8/15/20 (b)		780	775,125

			3,579,500

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18	USD	330	$339,488
Reddy Ice Corp., 11.25%, 3/15/15 (b)		650	658,938
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		710	792,537
TreeHouse Foods, Inc., 7.75%, 3/01/18		230	243,225

			2,034,188

Health Care Equipment & Supplies — 1.3%
DJO Finance LLC, 10.88%, 11/15/14		3,630	3,888,637
Hologic, Inc., 2.00%, 12/15/37 (d)(h)		1,410	1,274,288

			5,162,925

Health Care Providers & Services — 4.9%
American Renal Holdings, 8.38%, 5/15/18 (b)		415	415,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)		1,050	1,086,750
HCA, Inc.:
9.13%, 11/15/14		2,605	2,735,250
8.50%, 4/15/19		1,505	1,649,856
7.25%, 9/15/20		3,430	3,584,350
inVentiv Health Inc., 10.00%, 8/15/18 (b)		970	948,175
Omnicare, Inc., 7.75%, 6/01/20		745	745,000
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,952	2,078,880
10.00%, 5/01/18		662	744,750
8.88%, 7/01/19		4,400	4,757,500

			18,745,511

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		3,550	4,113,562

Hotels, Restaurants & Leisure — 2.3%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,770	1,672,650
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	625	791,123
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	970	1,037,900
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(f)		2,450	1,071,875
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(f)		1,855	626,062
MGM Mirage, 13.00%, 11/15/13		45	51,975
MGM Resorts International:
10.38%, 5/15/14		395	430,550
11.13%, 11/15/17		1,220	1,363,350
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		540	538,650
Travelport LLC:
5.16%, 9/01/14 (g)		210	194,775
9.88%, 9/01/14		310	316,975
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(f)		475	347
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(f)		1,435	645,750

			8,741,982

Household Durables — 3.5%
Beazer Homes USA, Inc.:
6.88%, 7/15/15		270	233,550
8.13%, 6/15/16		470	411,250
12.00%, 10/15/17		1,960	2,207,450
9.13%, 6/15/18		2,615	2,314,275
DFS Furniture Holdings Plc, 9.75%, 7/15/17 (b)	GBP	310	445,717
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	2,560	2,483,200
Ryland Group Inc., 6.63%, 5/01/20		1,000	937,500
Standard Pacific Corp.:
9.25%, 4/15/12		200	205,250
6.25%, 4/01/14		535	498,888
7.00%, 8/15/15		395	363,400
10.75%, 9/15/16		2,210	2,326,025
8.38%, 5/15/18		825	794,062

			13,220,567

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders — 2.7%
The AES Corp., 8.75%, 5/15/13 (b)	USD	509	$517,271
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,875	1,968,750
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		4,955	4,771,680
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		253	243,128
NRG Energy, Inc.:
7.25%, 2/01/14		1,790	1,825,800
7.38%, 2/01/16		375	377,813
7.38%, 1/15/17		560	564,200

			10,268,642

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		3,550	3,656,500
13.50%, 12/01/15 (c)		5,797	6,028,648

			9,685,148

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		2,500	2,565,625
USI Holdings Corp., 4.25%, 11/15/14 (b)(g)		1,000	847,500

			3,413,125

Leisure Equipment & Products — 0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)		890	1,016,825

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)		865	861,756

Machinery — 1.7%
AGY Holding Corp., 11.00%, 11/15/14		1,640	1,394,000
Accuride Corp., 7.50%, 2/26/20 (c)(d)		14	36,370
Navistar International Corp.:
3.00%, 10/15/14 (d)		2,830	3,088,238
8.25%, 11/01/21		1,400	1,466,500
Oshkosh Corp., 8.25%, 3/01/17		210	221,025
Titan International, Inc., 5.63%, 1/15/17 (b)(d)		360	428,400

			6,634,533

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		3,130	2,629,200

Media — 12.3%
Affinion Group, Inc.:
10.13%, 10/15/13		3,620	3,710,500
10.13%, 10/15/13		1,130	1,155,425
CCH II LLC, 13.50%, 11/30/16		539	638,753
CCO Holdings LLC (b):
7.88%, 4/30/18		700	724,500
8.13%, 4/30/20		700	736,750
CMP Susquehanna Corp., 3.64%, 5/15/14 (b)(g)		236	4,720
CSC Holdings, Inc., 8.50%, 4/15/14		580	633,650
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(c)		885	946,950
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,236	1,282,350
Series B, 9.25%, 12/15/17		6,280	6,586,150
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		968	968,426
Loan Close 3, 12.00%, 8/15/18		1,120	1,120,000
Shares Loan, 4.00%, 8/15/18		1,142	1,141,901
DISH DBS Corp., 7.00%, 10/01/13		140	145,775
Gray Television, Inc., 10.50%, 6/29/15		680	654,500
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)		510	428,400
9.50%, 5/15/15		620	590,550
Intelsat Corp., 9.25%, 6/15/16		2,900	3,074,000
Interactive Data Corp., 10.25%, 8/01/18 (b)		1,525	1,582,187
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		700	857,500
Liberty Media Corp., 3.13%, 3/30/23 (d)		1,616	1,757,400

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	27

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	797	$595,899
8.00%, 4/30/14 (b)		105	78,506
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD	965	931,225
McClatchy Co., 11.50%, 2/15/17 (b)		2,080	2,147,600
Nielsen Finance LLC:
11.63%, 2/01/14		140	156,975
10.00%, 8/01/14		3,340	3,507,000
Rainbow National Services LLC (b):
8.75%, 9/01/12		650	650,813
10.38%, 9/01/14		2,432	2,523,200
Regal Entertainment Group, 9.13%, 8/15/18		495	507,375
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	214	252,208
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	2,030	1,938,650
UPC Holding BV, 9.88%, 4/15/18 (b)		800	833,000
Unitymedia GmbH:
9.63%, 12/01/19	EUR	235	311,950
9.63%, 12/01/19 (b)		845	1,121,691
Unitymedia Hessen GmbH & Co. KG (b):
8.13%, 12/01/17	USD	1,035	1,063,463
8.13%, 12/01/17	EUR	662	855,698
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)		583	749,889

			46,965,529

Metals & Mining — 4.0%
AK Steel Corp., 7.63%, 5/15/20	USD	30	30,225
Aleris International, Inc. (a)(f):
9.00%, 12/15/14 (c)		1,495	2,990
10.00%, 12/15/16		1,300	494
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		1,175	1,229,344
7.38%, 2/15/16		335	335,419
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		790	869,987
10.63%, 9/01/16		1,740	2,016,225
Foundation PA Coal Co., 7.25%, 8/01/14		2,925	2,932,312
Goldcorp, Inc., 2.00%, 8/01/14 (d)		980	1,191,925
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		915	807,487
Murray Energy Corp., 10.25%, 10/15/15 (b)		775	792,437
New World Resources NV:
7.38%, 5/15/15	EUR	415	515,391
7.88%, 5/01/18 (b)		310	396,776
7.88%, 5/01/18		265	339,180
Novelis, Inc., 11.50%, 2/15/15	USD	640	704,000
Ryerson, Inc.:
7.84%, 11/01/14 (g)		600	556,500
12.00%, 11/01/15		400	411,500
Steel Dynamics, Inc., 7.38%, 11/01/12		390	414,375
United States Steel Corp., 7.38%, 4/01/20		775	784,688
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		950	997,500

			15,328,755

Multiline Retail — 2.5%
Dollar General Corp.:
10.63%, 7/15/15		2,074	2,276,215
11.88%, 7/15/17 (c)		6,421	7,384,150

			9,660,365

Oil, Gas & Consumable Fuels — 8.2%
Arch Coal, Inc.:
8.75%, 8/01/16		90	97,425
7.25%, 10/01/20		1,270	1,289,050
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		680	781,150
10.75%, 2/01/18		380	418,950
Berry Petroleum Co., 8.25%, 11/01/16		750	757,500

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Bill Barrett Corp., 9.88%, 7/15/16	USD	70	$75,950
Chesapeake Energy Corp.:
6.63%, 8/15/20		3,490	3,503,087
2.25%, 12/15/38 (d)		1,200	898,500
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		435	446,963
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		260	282,100
10.25%, 12/15/15		1,695	1,695,000
Consol Energy, Inc., 8.25%, 4/01/20 (b)		2,935	3,114,769
Crosstex Energy LP, 8.88%, 2/15/18		600	619,500
Denbury Resources, Inc., 8.25%, 2/15/20		1,025	1,094,187
Linn Energy LLC, 8.63%, 4/15/20 (b)		1,630	1,719,650
Massey Energy Co., 6.88%, 12/15/13		1,400	1,417,500
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		2,775	2,920,687
OPTI Canada, Inc. (b):
9.00%, 12/15/12		2,560	2,566,400
9.75%, 8/15/13		1,425	1,407,187
Patriot Coal Corp., 8.25%, 4/30/18		620	615,350
Peabody Energy Corp., 6.50%, 9/15/20		1,500	1,576,875
Petrohawk Energy Corp.:
10.50%, 8/01/14		835	933,113
7.88%, 6/01/15		695	721,063
QEP Resources, Inc., 6.88%, 3/01/21		620	646,350
Range Resources Corp., 8.00%, 5/15/19		600	642,000
Teekay Corp., 8.50%, 1/15/20		970	1,035,475

			31,275,781

Paper & Forest Products — 2.9%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		1,686	1,441,521
Boise Paper Holdings LLC:
9.00%, 11/01/17		495	520,988
8.00%, 4/01/20		240	244,200
Clearwater Paper Corp., 10.63%, 6/15/16		585	658,125
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,395	2,622,525
Glatfelter, 7.13%, 5/01/16 (b)		310	311,938
NewPage Corp., 11.38%, 12/31/14		4,725	3,839,062
Verso Paper Holdings LLC, 11.50%, 7/01/14		1,265	1,334,575

			10,972,934

Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (g)		1,605	1,296,037
Elan Finance Plc, 8.88%, 12/01/13		140	141,050
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	936	996,363

			2,433,450

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15	USD	2,300	2,098,750

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		760	794,200
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	1,060	1,397,017
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	1,210	1,182,775

			3,373,992

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (d)		210	205,538
7.75%, 8/01/20 (b)		425	420,750

			626,288

Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(c)(g)		701	14,028

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Specialty Retail — 1.6%
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(h)	USD	1,570	$1,195,162
Hillman Group, Inc., 10.88%, 6/01/18 (b)		790	831,475
Limited Brands, Inc., 8.50%, 6/15/19		1,170	1,322,100
Sonic Automotive, Inc., 9.00%, 3/15/18		550	559,625
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)		630	636,300
United Auto Group, Inc., 7.75%, 12/15/16		1,550	1,480,250

			6,024,912

Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc., 6.88%, 4/15/15		780	721,500

Tobacco — 0.1%
Vector Group Ltd., 11.00%, 8/15/15		485	494,094

Wireless Telecommunication Services — 5.1%
Cricket Communications, Inc.:
10.00%, 7/15/15		2,800	2,933,000
7.75%, 5/15/16		1,140	1,177,050
Digicel Group Ltd. (b):
8.88%, 1/15/15		1,030	1,037,725
9.13%, 1/15/15 (c)		2,787	2,800,935
8.25%, 9/01/17		1,190	1,236,112
10.50%, 4/15/18		800	858,000
FiberTower Corp., 9.00%, 1/01/16 (c)		488	415,114
iPCS, Inc., 2.59%, 5/01/13 (g)		1,200	1,122,000
MetroPCS Wireless, Inc., 9.25%, 11/01/14		3,445	3,582,800
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		1,770	1,765,575
Series F, 5.95%, 3/15/14		160	154,600
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		365	346,750
Sprint Capital Corp., 6.88%, 11/15/28		2,690	2,246,150

			19,675,811

Total Corporate Bonds — 97.2%			371,989,638

Floating Rate Loan Interests (g)

Auto Components — 1.0%
Affinion Group Holdings, Inc., Loan, 8.51%, 3/01/12 (c)		740	710,106
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		3,340	3,077,691

			3,787,797

Automobiles — 1.3%
Ford Motor Co., Tranche B-1 Term Loan, 3.03%, 12/15/13		5,322	5,118,961

Building Products — 1.2%
CPG International I, Inc., Term Loan, 5.54%, 4/30/12		4,508	4,507,538

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31% – 5.56%, 12/15/14		759	526,462

Chemicals — 0.7%
PQ Corp., Term Loan (First Lien), 3.52% – 3.73%, 7/30/14		451	412,702
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		1,813	1,827,672
Tranche B-2 Term Loan, 11.25%, 9/20/10		487	491,016

			2,731,390

Commercial Services & Supplies — 0.9%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16		1,500	1,508,750
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		875	879,740
International Lease Finance Corp. (Delos Aircraft, Inc.), Term Loan 1, 6.75%, 3/17/15		1,175	1,184,302

			3,572,792

Floating Rate Loan Interests (g)	Par (000)		Value

Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17	USD	3,000	$3,000,000

Consumer Finance — 1.6%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		6,000	5,928,750
DaimlerChrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13		365	363,704

			6,292,454

Diversified Telecommunication Services — 1.6%
Wind Finance SL SA, Euro Facility (Second Lien), 7.89%, 12/17/14	EUR	4,908	6,206,401

Electric Utilities — 0.5%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	USD	1,800	1,818,000

Health Care Providers & Services — 0.8%
Harden Healthcare Term Loan A:
Add-on Term Loan, 7.75%, 3/02/15		800	784,000
Tranche A Term Loan, 8.50%, 3/02/15		694	679,764
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		1,400	1,397,375

			2,861,139

Hotels, Restaurants & Leisure — 1.2%
Travelport LLC (FKA Travelport, Inc.), Loan, 8.37%, 3/27/12 (c)		4,957	4,610,349

IT Services — 0.4%
First Data Corp.:
First Lien Term Loan, 3.01%, 9/24/14		255	217,781
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		610	520,147
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,122	956,855

			1,694,783

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%, 10/10/14		323	244,363
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14		314	237,992
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14		4,254	3,206,737

			3,689,092

Media — 1.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,450	2,441,834
HMH Publishing Co., Ltd. (FKA Education Media), Tranche A Term Loan, 5.80%, 6/12/14 (c)		1,392	1,267,830
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,150	2,281,687

			5,991,351

Multiline Retail — 0.5%
Hema Holding BV, Mezzanine, 4.15% – 9.15%, 1/29/17	EUR	1,304	1,520,052
The Neiman Marcus Group, Inc., Term Loan, 2.29% – 2.54%, 4/06/13	USD	362	342,736

			1,862,788

Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Ltd., Dollar Facility, 2.50% – 14.50%, 3/15/18 (c)		3,482	2,759,849

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	29

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (g)	Par (000)		Value

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, Loan, 6.70% – 7.44%, 2/01/13 (c)	USD	1,954	$1,172,201

Real Estate Management & Development — 0.6%
Realogy Corp.:
Initial Term Loan B, 3.30%, 10/10/13		589	508,539
Synthetic Letter of Credit, 0.11% – 3.15%, 10/10/13		119	102,536
Second Lien Term Facility, 13.50%, 10/15/17		1,500	1,582,500

			2,193,575

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.05%, 5/29/14		216	184,874
Michaels Stores, Inc., Term Loan B-1, 2.63% – 2.81%, 10/31/13		525	494,961

			679,835

Wireless Telecommunication Services — 0.7%
Vodafone Group Plc, Revolving Credit, 6.88%, 7/30/15		2,750	2,750,000

Total Floating Rate Loan Interests — 17.7%			67,826,757

Other Interests (i)	Beneficial Interest (000)

Auto Components — 2.1%
Delphi Debtor-in-Possession Holding Co. LLP		1	7,840,033
Lear Corp. Escrow		790	9,875

			7,849,908

Media — 0.0%
Adelphia Escrow		1,250	125
Adelphia Recovery Trust		1,568	6,270

			6,395

Specialty Retail — 0.0%
Buffets, Inc.		970	97

Total Other Interests — 2.1%			7,856,400

Preferred Securities

Preferred Stocks	Shares

Auto Components — 0.1%
Dana Holding Corp., 4.00% (b)(d)		3,300	315,150
Diversified Financial Services — 1.5%
Ally Financial Inc., 7.00% (b)		4,593	3,793,962
Citigroup, Inc., 7.50% (d)		16,800	1,922,760

			5,716,722

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (d)		17,226	341,247

Media — 0.2%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(g)		55,038	1
TRA Global, Inc., 0.00% (a)		420,689	679,707

			679,708

Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		13,326	143,788

Preferred Stocks	Shares		Value

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 0.00% (a)		40,000	$16,400
Freddie Mac, Series Z, 8.38% (a)		108,377	35,764

			52,164

Total Preferred Securities — 1.9%			7,248,779

Warrants (j)

Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/01/13)		1,100	49,437

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		52,465	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		819	8

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)		62,894	1
New Vision Holdings LLC (Expires 9/30/14)		4	40
New Vision Holdings LLC (Expires 9/30/14)		22	221

			262

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		2	—

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		20,878	—

Total Warrants — 0.0%			49,708

Total Long-Term Investments (Cost — $470,023,714) — 121.4%			464,703,309

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (k)(l)		2,725,924	2,725,924

Total Short-Term Securities (Cost — $2,725,924) — 0.7%			2,725,924

Total Investments Before Options Written (Cost — $472,749,638*) — 122.1%			467,429,233

Options Written	Notional Amount (000)

Over-the-Counter Call Swaptions — 0.0%
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 14 Volume 1, Strike Price USD 100.00, Expires 9/15/10, Broker Credit Suisse International	USD	8,500	$(4,726)
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 14 Volume 1, Strike Price USD 96.00, Expires 9/15/10, Broker Credit Suisse International		4,750	(53,305)

			(58,031)

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Swaptions — 0.0%
Sold credit default protection on Dow Jones CDX North America High Yield Series 14 Volume 1, Strike Price USD 87.00, Expires 9/15/10, Broker Credit Suisse International	USD	4,750	$(76)

Total Options Written (Premiums Received — $166,000) — 0.0%			(58,107)

Total Investments, Net of Options Written — 122.1%			467,371,126
Liabilities in Excess of Other Assets — (22.1)%			(84,767,879)

Net Assets — 100.0%			$382,603,247

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$474,121,453

Gross unrealized appreciation	$22,278,093
Gross unrealized depreciation	(28,970,313)

Net unrealized depreciation	$(6,692,220)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(k)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,197,091	528,833	2,725,924	$2,564

(l)	Represents the current yield as of report date.

•	Financial futures contracts sold as of August 31,2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

42	S&P 500 Index	Chicago Mercantile	September 2010	$11,182,653	$175,503

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	December 2011	$755	$44,896

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2013	$1,475	248,530

Louisiana- Pacific Corp.	5.00%	JPMorgan Chase Bank NA	March 2014	$1,000	(212,629)

Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	$300	(15,811)

Total					$64,986

•	Credit default swaps on single-name issuers — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	September 2012	CCC	$750	$(67,509)

Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	March 2015	B+	$700	(7,841)

Realogy Corp.	5.00%	Credit Suisse International	March 2015	C	$150	1,048

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	$250	(19,875)

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	$325	(5,607)

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	$150	(295)

Levi Strauss & Co.	5.00%	Goldman Sachs International	June 2015	B+	$345	1,841

NOVA Chemicals Corp.	5.00%	Goldman Sachs International	June 2015	B+	$550	(10,082)

Levi Strauss & Co.	5.00%	Goldman Sachs International	September 2015	B+	$870	—

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	September 2015	C	$200	(720)

Total						$(109,040)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Trust may be required to pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	31

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

•	Foreign currency exchange contracts as of August 31,2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	892,800	USD	1,152,062	Citibank NA	9/15/10	$(20,686)
USD	26,384,513	EUR	20,832,000	Citibank NA	9/15/10	(14,281)
USD	430,698	EUR	334,000	Deutsche Bank AG	9/15/10	7,445
EUR	258,700	USD	327,839	Royal Bank of Scotland Plc	9/15/10	(8)
USD	3,150,737	GBP	2,064,000	Citibank NA	10/20/10	(13,613)
USD	552,136	CAD	583,000	Deutsche Bank AG	10/20/10	5,850
USD	472,382	GBP	309,500	Deutsche Bank AG	10/20/10	(2,117)
USD	342,197	GBP	222,000	Royal Bank of Scotland Plc	10/20/10	1,845
GBP	247,000	USD	385,308	UBS AG	10/20/10	(6,628)

Total						$(42,193)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$8,038,488	$637,200	$1,056,339	$9,732,027
Corporate Bonds	—	364,974,062	7,015,576	371,989,638
Floating Rate Loan Interest	—	45,951,371	21,875,386	67,826,757
Other Interest	—	7,840,033	16,367	7,856,400
Preferred Securities	6,253,921	315,150	679,708	7,248,779
Warrants	—	—	49,708	49,708
Short-Term Securities	2,725,924	—	—	2,725,924
Liabilities:
Unfunded Loan Commitments	—	—	(70,023)	(70,023)

Total	$17,018,333	$419,717,816	$30,623,061	$467,359,210

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$296,315	—	$296,315
Foreign currency exchange contracts	—	15,140	—	15,140
Equity contracts	$175,503	—	—	175,503
Liabilities:
Credit contracts	—	(398,476)	—	(398,476)
Foreign currency exchange contracts	—	(57,333)	—	(57,333)

Total	$175,503	$(144,354)	—	$31,149

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of August 31, 2009	$645	$2,089,671	$34,290,990	$6,493	$1	$10	—	$36,387,810
Accrued discounts/premiums	—	31,439	391,386	—	—	—	—	422,825
Net realized gain (loss)	—	345,244	(5,841,748)	—	—	—	—	(5,496,504)
Net change in unrealized appreciation/depreciation[2]	7,267	(349,248)	16,647,031	—	—	(9)	$(70,023)	16,235,018
Purchases	—	(730,239)	(23,216,310)	—	—	—	—	(23,946,549)
Sales	—	—	(1,907,650)	—	—	—	—	(1,907,650)
Transfers in3	1,056,214	5,628,709	14,216,481	9,874	679,707	49,707	—	21,640,692
Transfers out[3]	(7,787)	—	(12,704,794)	—	—	—	—	(12,712,581)

Balance, as of August 31, 2010	$1,056,339	$7,015,576	$21,875,386	$16,367	$679,708	$49,708	$(70,023)	$30,623,061

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $5,004,674.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments August 31, 2010	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Building Products — 0.2%
Masonite Worldwide Holdings (a)	19,572	$743,736

Capital Markets — 0.1%
E*Trade Financial Corp. (a)	46,400	575,824

Chemicals — 0.0%
Wellman Holdings, Inc. (a)	2,616	131

Communications Equipment — 0.6%
Loral Space & Communications Ltd. (a)	44,428	2,378,675

Construction Materials — 0.0%
Nortek, Inc. (a)	3,445	142,968

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	116,910	3,624

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	1,816	7,627

Household Durables — 0.1%
Beazer Homes USA, Inc. (a)	88,000	304,480

Machinery — 0.2%
Accuride Corp. (a)	141,777	155,955
Navistar International Corp. (a)	14,800	619,824

		775,779

Media — 0.4%
Charter Communications, Inc. (a)	25,576	869,584
Gannett Co., Inc.	68,400	826,956

		1,696,540

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)	192,951	452,363
Ainsworth Lumber Co. Ltd. (a)(b)	221,591	519,508
Western Forest Products, Inc. (a)(b)	78,039	21,589

		993,460

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp., Class B (a)	1,235	12,770

Software — 0.2%
HMH Holdings/EduMedia (a)	142,515	712,576

Wireless Telecommunication Services — 0.1%
FiberTower Corp. (a)	127,570	457,976

Total Common Stocks — 2.2%		8,806,166

Corporate Bonds	Par (000)

Aerospace & Defense — 0.4%
Bombardier, Inc., 7.75%, 3/15/20 (b)	USD	300	322,500
DynCorp International, Inc., 10.38%, 7/01/17 (b)		440	437,800
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		840	867,300

			1,627,600

Airlines — 3.0%
Air Canada (b):
9.25%, 8/01/15		1,640	1,607,200
12.00%, 2/01/16		440	411,400
American Airlines, Inc., 10.50%, 10/15/12 (b)		1,470	1,561,875
American Airlines Pass Through Trust, Series 2001-02, 7.86%, 4/01/13		510	533,715
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		900	891,000
Series 1997-4-B, 6.90%, 7/02/18		1,491	1,453,793
Series 2001-1-C, 7.03%, 12/15/12		358	356,599

Corporate Bonds	Par (000)		Value

Airlines (concluded)
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	USD	1,520	$1,596,401
United Air Lines, Inc., 12.75%, 7/15/12		3,093	3,448,186

			11,860,169

Auto Components — 1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		360	387,000
11.25%, 11/01/15 (c)		284	305,300
Delphi International Holdings Unsecured, 12.00%, 10/06/14		69	67,753
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		680	696,150
8.75%, 8/15/20		540	571,050
Icahn Enterprises LP, 8.00%, 1/15/18		4,180	4,159,100

			6,186,353

Beverages — 0.2%
Cott Beverages USA, Inc., 8.13%, 9/01/18 (b)		413	424,874
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	380	493,594

			918,468

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	932	950,265

Building Products — 1.5%
Associated Materials LLC, 9.88%, 11/15/16		1,200	1,272,000
Building Materials Corp. of America (b):
6.88%, 8/15/18		825	802,312
7.00%, 2/15/20		980	975,100
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		1,115	1,088,519
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,880	1,936,400

			6,074,331

Capital Markets — 0.3%
E*Trade Financial Corp., 3.46%, 8/31/19 (d)(e)		380	456,000
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)		810	807,975

			1,263,975

Chemicals — 3.5%
American Pacific Corp., 9.00%, 2/01/15		1,400	1,384,250
CF Industries, Inc.:
6.88%, 5/01/18		685	720,962
7.13%, 5/01/20		1,205	1,292,362
Chemtura Corp., 7.88%, 9/01/18 (b)		825	842,531
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		260	269,425
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		1,240	1,218,300
8.88%, 2/01/18		1,225	1,133,125
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	440	549,226
8.63%, 3/15/20	USD	370	366,763
Ineos Finance Plc, 9.00%, 5/15/15 (b)		655	662,369
Innophos, Inc., 8.88%, 8/15/14		1,250	1,281,250
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,985	2,012,294
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		865	912,575
Wellman Holdings, Inc., Subordinate Note (d):
(Second Lien), 10.00%, 1/29/19		1,450	1,261,500
(Third Lien), 5.00%, 1/29/19 (c)		476	185,615

			14,092,547

Commercial Banks — 3.0%
CIT Group, Inc.:
7.00%, 5/01/16		2,145	2,037,750
7.00%, 5/01/17		10,685	10,047,234

			12,084,984

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	33

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15	USD	395	$434,500
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		935	1,019,150
Scientific Games International, Inc., 9.25%, 6/15/19		360	381,600
West Corp., 11.00%, 10/15/16		2,050	2,152,500

			3,987,750

Construction Materials — 0.9%
Nortek, Inc., 11.00%, 12/01/13		3,460	3,646,303

Consumer Finance — 1.0%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		1,080	1,119,150
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (f)		340	333,200
7.80%, 6/01/12		300	315,703
8.00%, 12/15/16		290	314,921
6.63%, 8/15/17		1,700	1,727,832

			3,810,806

Containers & Packaging — 3.2%
Ball Corp., 6.75%, 9/15/20		785	826,213
Berry Plastics Corp.:
8.88%, 9/15/14		1,275	1,214,437
8.25%, 11/15/15		215	215,538
9.50%, 5/15/18 (b)		665	611,800
Berry Plastics Holding Corp., 8.88%, 9/15/14		3,830	3,648,075
Graphic Packaging International, Inc., 9.50%, 6/15/17		1,245	1,325,925
Impress Holdings BV, 3.65%, 9/15/13 (b)(f)		595	562,275
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	EUR	254	325,100
Pregis Corp., 12.38%, 10/15/13	USD	1,920	1,920,000
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	785	1,014,687
7.75%, 11/15/19		745	967,704

			12,631,754

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	4,775	4,942,125

Diversified Financial Services — 6.8%
Ally Financial Inc. (b):
8.30%, 2/12/15		3,510	3,650,400
7.50%, 9/15/20		2,970	2,940,300
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		1,545	1,546,931
FCE Bank Plc:
7.88%, 2/15/11	GBP	1,050	1,630,460
7.13%, 1/16/12	EUR	3,000	3,934,813
7.13%, 1/15/13		1,450	1,901,826
GMAC, Inc.:
7.50%, 12/31/13	USD	700	714,875
2.74%, 12/01/14 (f)		635	545,927
8.00%, 3/15/20 (b)		3,930	4,028,250
Leucadia National Corp., 8.13%, 9/15/15		1,870	1,991,550
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		2,305	2,322,287
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	600	771,748
8.50%, 5/15/18	USD	1,200	1,152,000

			27,131,367

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services — 4.5%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	USD	1,680	$1,646,400
Frontier Communications Corp.:
7.88%, 4/15/15		950	1,002,250
8.25%, 4/15/17		1,200	1,269,000
8.50%, 4/15/20		500	530,625
GCI, Inc., 8.63%, 11/15/19		1,700	1,785,000
ITC Deltacom, Inc., 10.50%, 4/01/16		840	827,400
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		340	357,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		3,190	3,249,812
8.00%, 10/01/15 (b)		900	967,500
Series B, 7.50%, 2/15/14		2,370	2,414,437
Qwest Corp.:
7.63%, 6/15/15		875	982,188
8.38%, 5/01/16		1,120	1,304,800
Windstream Corp.:
8.13%, 8/01/13		703	749,574
7.88%, 11/01/17		1,017	1,032,255

			18,118,241

Energy Equipment & Services — 1.9%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		2,045	2,024,550
7.75%, 5/15/17		510	506,175
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		2,890	2,702,150
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)		480	475,200
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		1,055	1,139,400
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		850	871,250

			7,718,725

Food & Staples Retailing — 0.9%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		1,300	1,274,000
Rite Aid Corp.:
9.75%, 6/12/16		660	701,250
10.25%, 10/15/19		945	970,988
8.00%, 8/15/20 (b)		820	814,875

			3,761,113

Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18		340	349,775
Reddy Ice Corp., 11.25%, 3/15/15 (b)		690	699,488
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		730	814,862
TreeHouse Foods, Inc., 7.75%, 3/01/18		250	264,375

			2,128,500

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		3,810	4,081,463
Hologic, Inc., 2.00%, 12/15/37 (d)(g)		1,495	1,351,106

			5,432,569

Health Care Providers & Services — 4.9%
American Renal Holdings, 8.38%, 5/15/18 (b)		435	435,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)		1,095	1,133,325
HCA, Inc.:
9.13%, 11/15/14		2,745	2,882,250
8.50%, 4/15/19		1,550	1,699,188
7.25%, 9/15/20		3,605	3,767,225
inVentiv Health Inc., 10.00%, 8/15/18 (b)		1,020	997,050
Omnicare, Inc., 7.75%, 6/01/20		785	785,000
Tenet Healthcare Corp.:
9.00%, 5/01/15		2,935	3,125,775
10.00%, 5/01/18		1,050	1,181,250
8.88%, 7/01/19		3,360	3,633,000

			19,639,063

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)	USD	3,760	$4,356,900

Hotels, Restaurants & Leisure — 2.3%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,860	1,757,700
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	656	830,363
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	980	1,048,600
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(h)		2,575	1,126,562
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(h)		1,895	639,562
MGM Mirage, 13.00%, 11/15/13		130	150,150
MGM Resorts International:
10.38%, 5/15/14		415	452,350
11.13%, 11/15/17		1,310	1,463,925
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		570	568,575
Travelport LLC:
5.16%, 9/01/14 (f)		195	180,863
9.88%, 9/01/14		320	327,200
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		515	376
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(h)		1,500	675,000

			9,221,226

Household Durables — 3.6%
Beazer Homes USA, Inc.:
6.88%, 7/15/15		285	246,525
8.13%, 6/15/16		495	433,125
12.00%, 10/15/17		2,080	2,342,600
9.13%, 6/15/18		3,240	2,867,400
DFS Furniture Holdings Plc, 9.75%, 7/15/17 (b)	GBP	325	467,283
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	2,730	2,648,100
Ryland Group Inc., 6.63%, 5/01/20		1,045	979,687
Standard Pacific Corp.:
9.25%, 4/15/12		210	215,513
6.25%, 4/01/14		570	531,525
7.00%, 8/15/15		420	386,400
10.75%, 9/15/16		2,355	2,478,637
8.38%, 5/15/18		865	832,563

			14,429,358

Independent Power Producers & Energy Traders — 2.6%
The AES Corp., 8.75%, 5/15/13 (b)		21	21,341
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		2,010	2,110,500
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		5,200	5,007,616
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		271	260,426
NRG Energy, Inc.:
7.25%, 2/01/14		1,960	1,999,200
7.38%, 2/01/16		405	408,038
7.38%, 1/15/17		615	619,612

			10,426,733

Industrial Conglomerates — 2.6%
Sequa Corp. (b):
11.75%, 12/01/15		3,810	3,924,300
13.50%, 12/01/15 (c)		6,236	6,485,556

			10,409,856

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		2,600	2,668,250
USI Holdings Corp., 4.25%, 11/15/14 (b)(f)		1,070	906,825

			3,575,075

Corporate Bonds	Par (000)		Value

Leisure Equipment & Products — 0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)	USD	950	$1,085,375

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)		910	906,588

Machinery — 1.6%
AGY Holding Corp., 11.00%, 11/15/14		1,650	1,402,500
Accuride Corp., 7.50%, 2/26/20 (c)(d)		15	38,372
Navistar International Corp.:
3.00%, 10/15/14 (d)		2,960	3,230,100
8.25%, 11/01/21		1,500	1,571,250
Oshkosh Corp., 8.25%, 3/01/17		220	231,550

			6,473,772

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		3,340	2,805,600

Media — 12.3%
Affinion Group, Inc.:
10.13%, 10/15/13		3,824	3,919,600
10.13%, 10/15/13		1,195	1,221,888
CCH II LLC, 13.50%, 11/30/16		876	1,038,517
CCO Holdings LLC (b):
7.88%, 4/30/18		730	755,550
8.13%, 4/30/20		730	768,325
CMP Susquehanna Corp., 3.64%, 5/15/14 (b)(f)		254	5,080
CSC Holdings, Inc., 8.50%, 4/15/14		550	600,875
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(c)		935	1,000,450
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,313	1,362,237
Series B, 9.25%, 12/15/17		6,656	6,980,480
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		999	998,690
Loan Close 3, 12.00%, 8/15/18		1,155	1,155,000
Shares Loan, 4.00%, 8/15/18		1,178	1,177,586
DISH DBS Corp., 7.00%, 10/01/13		150	156,188
Gray Television, Inc., 10.50%, 6/29/15		715	688,188
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)		550	462,000
9.50%, 5/15/15		660	628,650
Intelsat Corp., 9.25%, 6/15/16		3,400	3,604,000
Interactive Data Corp., 10.25%, 8/01/18 (b)		1,600	1,660,000
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		700	857,500
Liberty Media Corp., 3.13%, 3/30/23 (d)		1,748	1,900,950
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	822	614,591
8.00%, 4/30/14 (b)		120	89,721
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD	1,010	974,650
McClatchy Co., 11.50%, 2/15/17 (b)		2,180	2,250,850
Nielsen Finance LLC:
11.63%, 2/01/14		225	252,281
10.00%, 8/01/14		3,425	3,596,250
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		2,570	2,666,375
Regal Entertainment Group, 9.13%, 8/15/18		520	533,000
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	228	268,708
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	2,120	2,024,600
UPC Holding BV, 9.88%, 4/15/18 (b)		800	833,000
Unitymedia GmbH:
9.63%, 12/01/19	EUR	244	323,897
9.63%, 12/01/19 (b)		900	1,194,700
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17		120	155,111
8.13%, 12/01/17 (b)	USD	985	1,012,088
8.13%, 12/01/17 (b)	EUR	701	906,109
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)		610	784,618

			49,422,303

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	35

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Metals & Mining — 4.1%
AK Steel Corp., 7.63%, 5/15/20	USD	35	$35,263
Aleris International, Inc. (a)(h):
9.00%, 12/15/14		1,625	3,250
10.00%, 12/15/16		1,300	494
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		1,250	1,307,812
7.38%, 2/15/16		360	360,450
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		850	936,062
10.63%, 9/01/16		1,875	2,172,656
Foundation PA Coal Co., 7.25%, 8/01/14		3,250	3,258,125
Goldcorp, Inc., 2.00%, 8/01/14 (d)		1,040	1,264,900
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		980	864,850
Murray Energy Corp., 10.25%, 10/15/15 (b)		830	848,675
New World Resources NV:
7.38%, 5/15/15	EUR	439	545,196
7.88%, 5/01/18 (b)		326	417,255
7.88%, 5/01/18		290	371,178
Novelis, Inc., 11.50%, 2/15/15	USD	685	753,500
Ryerson, Inc.:
7.84%, 11/01/14 (f)		640	593,600
12.00%, 11/01/15		450	462,938
Steel Dynamics, Inc., 7.38%, 11/01/12		410	435,625
United States Steel Corp., 7.38%, 4/01/20		815	825,188
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		1,015	1,065,750

			16,522,767

Multiline Retail — 2.5%
Dollar General Corp.:
10.63%, 7/15/15		2,215	2,430,963
11.88%, 7/15/17 (c)		6,753	7,765,950

			10,196,913

Oil, Gas & Consumable Fuels — 8.2%
Arch Coal, Inc.:
8.75%, 8/01/16		95	102,838
7.25%, 10/01/20		1,335	1,355,025
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		750	861,563
10.75%, 2/01/18		405	446,513
Berry Petroleum Co., 8.25%, 11/01/16		800	808,000
Bill Barrett Corp., 9.88%, 7/15/16		70	75,950
Chesapeake Energy Corp.:
6.63%, 8/15/20		3,665	3,678,744
2.25%, 12/15/38 (d)		1,250	935,937
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		460	472,650
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		280	303,800
10.25%, 12/15/15		1,755	1,755,000
Consol Energy, Inc., 8.25%, 4/01/20 (b)		3,095	3,284,569
Crosstex Energy LP, 8.88%, 2/15/18		630	650,475
Denbury Resources, Inc., 8.25%, 2/15/20		1,095	1,168,912
Linn Energy LLC, 8.63%, 4/15/20 (b)		1,715	1,809,325
Massey Energy Co., 6.88%, 12/15/13		1,465	1,483,312
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		2,930	3,083,825
OPTI Canada, Inc. (b):
9.00%, 12/15/12		2,715	2,721,787
9.75%, 8/15/13		1,500	1,481,250
Patriot Coal Corp., 8.25%, 4/30/18		645	640,163
Peabody Energy Corp., 6.50%, 9/15/20		1,600	1,682,000
Petrohawk Energy Corp.:
10.50%, 8/01/14		895	1,000,162
7.88%, 6/01/15		680	705,500
QEP Resources, Inc., 6.88%, 3/01/21		650	677,625
Range Resources Corp., 8.00%, 5/15/19		700	749,000
Teekay Corp., 8.50%, 1/15/20		1,020	1,088,850

			33,022,775

Corporate Bonds	Par (000)		Value

Paper & Forest Products — 2.9%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)	USD	1,790	$1,530,264
Boise Paper Holdings LLC:
9.00%, 11/01/17		525	552,562
8.00%, 4/01/20		240	244,200
Clearwater Paper Corp., 10.63%, 6/15/16		625	703,125
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,570	2,814,150
Glatfelter, 7.13%, 5/01/16 (b)		330	332,063
NewPage Corp., 11.38%, 12/31/14		5,045	4,099,062
Verso Paper Holdings LLC, 11.50%, 7/01/14		1,335	1,408,425

			11,683,851

Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (f)		1,696	1,369,520
Elan Finance Plc, 8.88%, 12/01/13		150	151,125
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	979	1,042,136

			2,562,781

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15	USD	2,300	2,098,750

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		800	836,000
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	1,120	1,476,093
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	1,260	1,231,650

			3,543,743

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (d)		219	214,346
7.75%, 8/01/20 (b)		445	440,550

			654,896

Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(c)(f)		749	14,982

Specialty Retail — 1.6%
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(g)		1,685	1,282,706
Hillman Group, Inc., 10.88%, 6/01/18 (b)		830	873,575
Limited Brands, Inc., 8.50%, 6/15/19		1,255	1,418,150
Sonic Automotive, Inc., 9.00%, 3/15/18		580	590,150
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)		660	666,600
United Auto Group, Inc., 7.75%, 12/15/16		1,670	1,594,850

			6,426,031

Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc., 6.88%, 4/15/15		810	749,250

Tobacco — 0.1%
Vector Group Ltd., 11.00%, 8/15/15		505	514,469

Wireless Telecommunication Services — 5.2%
Cricket Communications, Inc.:
10.00%, 7/15/15		2,870	3,006,325
7.75%, 5/15/16		1,080	1,115,100
Digicel Group Ltd. (b):
8.88%, 1/15/15		1,120	1,128,400
9.13%, 1/15/15 (c)		2,864	2,878,320
8.25%, 9/01/17		1,240	1,288,050
10.50%, 4/15/18		800	858,000
FiberTower Corp., 9.00%, 1/01/16 (c)		488	415,114
iPCS, Inc., 2.59%, 5/01/13 (f)		1,295	1,210,825
MetroPCS Wireless, Inc., 9.25%, 11/01/14		3,935	4,092,400
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		1,880	1,875,300
Series F, 5.95%, 3/15/14		170	164,263

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)	USD	385	$365,750
Sprint Capital Corp., 6.88%, 11/15/28		2,770	2,312,950

			20,710,797

Total Corporate Bonds — 97.0%			389,821,799

Floating Rate Loan Interests (f)

Auto Components — 1.0%
Affinion Group Holdings, Inc., Loan, 8.51%, 3/01/12 (c)		740	710,106
Allison Transmission, Inc., Term Loan, 3,04%, 8/07/14		3,576	3,294,810

			4,004,916

Automobiles — 1.3%
Ford Motor Co., Tranche B-1 Term Loan, 3.03%, 12/15/13		5,619	5,405,222

Building Products — 1.2%
CPG International I, Inc., Term Loan, 5.54%, 4/30/12		4,912	4,911,746

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31% – 5.56%, 12/15/14		759	526,462

Chemicals — 0.7%
PQ Corp., Term Loan (First Lien), 3.52% – 3.73%, 7/30/14		421	385,341
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		1,892	1,907,135
Tranche B-2 Term Loan, 11.25%, 9/20/10		508	512,365

			2,804,841

Commercial Services & Supplies — 1.0%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16		1,500	1,508,750
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		975	980,282
International Lease Finance Corp. (Delos Aircraft, Inc.), Term Loan 1, 6.75%, 3/17/15		1,350	1,360,687

			3,849,719

Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17		3,250	3,250,000

Consumer Finance — 1.7%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		6,500	6,422,812
DaimlerChrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13		375	373,669

			6,796,481

Diversified Telecommunication Services — 1.7%
Wind Finance SL SA, Euro Facility (Second Lien), 7.89%, 12/17/14	EUR	5,258	6,649,038

Electric Utilities — 0.5%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	USD	2,025	2,045,250

Health Care Providers & Services — 0.7%
Harden Healthcare Term Loan A:
Add-on Term Loan, 7.75%, 3/02/15		900	882,000
Tranche A Term Loan, 8.50%, 3/02/15		694	679,764
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		1,400	1,397,375

			2,959,139

Floating Rate Loan Interests (f)	Par (000)		Value

Hotels, Restaurants & Leisure — 1.2%
Travelport LLC (FKA Travelport, Inc.), Loan, 8.37%, 3/27/12 (c)	USD	5,326	$4,952,993

IT Services — 0.4%
First Data Corp.:
First Lien Term Loan, 3.01%, 9/24/14		255	217,782
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		644	548,816
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,165	993,674

			1,760,272

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%, 10/10/14		342	259,173
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14		215	162,617
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14		4,542	3,423,268

			3,845,058

Media — 1.7%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,695	2,686,018
HMH Publishing Co., Ltd. (FKA Education Media), Tranche A Term Loan, 5.80%, 6/12/14 (c)		1,467	1,335,940
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,450	2,600,062

			6,622,020

Multiline Retail — 0.5%
Hema Holding BV, Mezzanine, 4.15% – 9.00%, 1/29/17	EUR	1,565	1,824,063
The Neiman Marcus Group, Inc., Term Loan, 2.29% – 2.54%, 4/06/13	USD	390	369,366

			2,193,429

Oil, Gas & Consumable Fuels — 0.8%
Turbo Beta Ltd., Dollar Facility, 2.50% – 14.50%, 3/15/18 (c)		3,799	3,010,744

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, Loan, 6.70% – 7.44%, 2/01/13		2,020	1,212,250

Real Estate Management & Development — 0.6%
Realogy Corp.:
Initial Term Loan B, 3.30%, 10/10/13		629	542,442
Synthetic Letter of Credit, 0.11% – 3.15%, 10/10/13		108	92,988
Second Lien Term Facility, 13.50%, 10/15/17		1,575	1,661,625

			2,297,055

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.05%, 5/29/14		236	201,734
Michaels Stores, Inc., Term Loan B-1, 2.63% – 2.81%, 10/31/13		558	526,175

			727,909

Total Floating Rate Loan Interests — 17.4%			69,824,544

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	37

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Other Interests (i)	Beneficial Interest (000)			Value

Auto Components — 1.7%
Delphi Debtor-in-Possession Holding Co. LLP	USD	—	(j)	$6,797,931

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		950		95

Media — 0.0%
Adelphia Escrow		1,300		130
Adelphia Recovery Trust		1,630		6,522

				6,652

Total Other Interests — 1.7%				6,804,678

Preferred Securities

Preferred Stocks	Shares

Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (d)	4,512	3,727,053

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(f)	59,235	1

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 0.00% (a)	40,000	16,400
Freddie Mac, Series Z, 8.38% (a)	110,157	36,352

		52,752

Total Preferred Securities — 0.9%		3,779,806

Warrants (k)

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	54,577	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	802	8

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	67,691	1
New Vision Holdings LLC (Expires 9/30/14)	4	40
New Vision Holdings LLC (Expires 9/30/14)	22	221

		262

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)	2	—

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)	22,578	—

Total Warrants — 0.0%		271

Total Long-Term Investments (Cost — $485,130,819) — 119.2%		479,037,264

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (l)(m)	1,808,758	1,808,758

Total Short-Term Securities (Cost — $1,808,758) — 0.5%		1,808,758

Total Investments Before Options Written (Cost — $486,939,577*) — 119.7%		480,846,022

Options Written	Notional Amount (000)		Value

Over-the-Counter Call Swaptions — 0.0%
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 14 Volume 1, Strike Price USD 100.00, Expires 9/15/10, Broker Credit Suisse International	USD	8,950	$(4,976)
Bought credit default protection on Dow Jones CDX North America High Yield Series 14 Volume 1, Strike Price USD 96.00, Expires 9/15/10, Broker Credit Suisse International		5,000	(56,110)

			(61,086)

Over-the-Counter Put Swaptions — 0.0%
Sold credit default protection on Dow Jones CDX North America High Yield Series 14 Volume 1, Strike Price USD 87.00, Expires 9/15/10, Broker Credit Suisse International		5,000	(80)

Total Options Written (Premiums Received — $174,750) — 0.0%			(61,166)

Total Investments, Net of Options Written — 119.7%			480,784,856
Liabilities in Excess of Other Assets — (19.7)%			(79,025,046)

Net Assets — 100.0%			$401,759,810

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$488,272,592

Gross unrealized appreciation	$22,182,248
Gross unrealized depreciation	(29,608,818)

Net unrealized depreciation	$(7,426,570)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Amount is less than $1,000.

(k)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,267,254	(458,496)	1,808,758	$4,114

(m)	Represents the current yield as of report date.

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•	Financial futures contracts sold as of August 31,2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

43	S&P 500 Index	Chicago Mercantile	September 2010	$11,449,781	$180,556

•	Foreign currency exchange contracts as of August 31,2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	1,210,100	USD	1,554,487	Citibank NA	9/15/10	$(21,019)
USD	28,359,688	EUR	22,392,500	Citibank NA	9/15/10	(16,607)
USD	446,817	EUR	346,500	Deutsche Bank AG	9/15/10	7,724
GBP	333,000	USD	519,463	UBS AG	10/20/10	(8,936)
USD	2,111,940	GBP	1,383,500	Citibank NA	10/20/10	(9,125)
USD	518,041	CAD	547,000	Deutsche Bank AG	10/20/10	5,488
USD	496,039	GBP	325,000	Deutsche Bank AG	10/20/10	(2,223)
USD	519,461	GBP	337,000	Royal Bank of Scotland Plc	10/20/10	2,801

Total						$(41,897)

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	December 2011	$805	$47,870
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs USA	December 2013	$1,600	269,592
Louisiana- Pacific Corp.	5.00%	JPMorgan Chase Bank NA	March 2014	$500	(106,314)
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	$325	(17,128)

Total					$194,020

•	Credit default swaps on single-name issuers — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	September 2012	CCC	$775	$(69,761)
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	March 2015	B+	$1,150	(12,882)
Realogy Corp.	5.00%	Credit Suisse International	March 2015	C	$175	1,223
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	$175	(344)
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	$250	(19,875)
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	$350	(6,039)
Levi Strauss & Co.	5.00%	Goldman Sachs International	June 2015	B+	$370	1,974
NOVA Chemicals Corp.	5.00%	Goldman Sachs International	June 2015	B+	$575	(10,540)
Levi Strauss & Co.	5.00%	Goldman Sachs International	September 2015	B+	$870	—
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	September 2015	C	$200	(720)

Total						$(116,964)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Trust may be required to pay should a negative credit event take place as defined under the terms of agreement.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	39

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$7,417,996	$675,463	$712,707	$8,806,166
Corporate Bonds	—	384,970,575	4,851,224	389,821,799
Floating Rate Loan Interest	—	49,221,694	20,602,850	69,824,544
Other Interest	—	6,797,931	6,747	6,804,678
Preferred Securities	3,779,805	—	1	3,779,806
Warrants	—	—	271	271
Short-Term Securities	1,808,758	—	—	1,808,758
Liabilities:
Unfunded Loan Commitments	—	—	(36,123)	(36,123)

Total	$13,006,559	$441,665,663	$26,137,677	$480,809,899

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$320,659	—	$320,659
Foreign currency exchange contracts	—	16,013	—	16,013
Equity contracts	$180,556	—	—	180,556
Liabilities:
Credit contracts	—	(304,769)	—	(304,769)
Foreign currency exchange contracts	—	(57,910)	—	(57,910)

Total	$180,556	$(26,007)	—	$154,549

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total

Assets/ Liabilities:
Balance, as of August 31, 2009	$672	$2,197,802	$33,422,195	$6,747	$1	$10	—	$35,627,427
Accrued discounts/premiums	—	40,503	437,076	—	—	—	—	477,579
Net realized gain (loss)	—	368,701	(7,090,984)	—	—	—	—	(6,722,283)
Net change in unrealized
appreciation/depreciation[2]	7,086	(374,968)	18,219,951	—	—	(9)	$(36,123)	17,815,937
Purchases	—	(779,842)	(19,872,397)	—	—	—	—	(20,652,239)
Sales	—	—	(3,034,891)	—	—	—	—	(3,034,891)
Transfers in3	712,576	3,399,028	12,407,148	—	—	270	—	16,519,022
Transfers out[3]	(7,627)	—	(13,885,248)	—	—	—	—	(13,892,875)

Balance, as of August 31, 2010	$712,707	$4,851,224	$20,602,850	$6,747	$1	$271	$(36,123)	$26,137,677

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $3,575,817.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments August 31, 2010	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares		Value

Building Products — 0.2%
Masonite Worldwide Holdings		4,901	$186,238

Construction Materials — 0.0%
Nortek, Inc.		960	39,840

Containers & Packaging — 0.2%
Smurfit-Stone Container Corp.		14,168	243,265

Independent Power Producers & Energy Traders — 0.4%
NRG Energy, Inc.		25,000	508,000

Machinery — 0.0%
Accuride Corp.		55,784	61,362

Software — 0.2%
HMH Holdings/EduMedia		39,824	199,122

Specialty Retail — 0.1%
Lazydays RV Center, Inc.		16,505	84,341

Wireless Telecommunication Services — 0.1%
FiberTower Corp.		38,271	137,393

Total Common Stocks — 1.2%			1,459,561

Corporate Bonds	Par (000)

Aerospace & Defense — 0.4%
Bombardier, Inc., 7.75%, 3/15/20 (b)	USD	120	129,000
DynCorp International, Inc., 10.38%, 7/01/17 (b)		120	119,400
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		240	247,800
L-3 Communications Corp., 5.88%, 1/15/15		30	30,563

			526,763

Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 8/16/15		350	350,000
Series 2, 12.38%, 8/16/15		350	350,000

			700,000

Airlines — 2.5%
Air Canada (b):
9.25%, 8/01/15		490	480,200
12.00%, 2/01/16		130	121,550
American Airlines, Inc., 10.50%, 10/15/12 (b)		440	467,500
American Airlines Pass-Through Trust, Series 2001-02, 7.86%, 4/01/13		160	167,440
Continental Airlines, Inc., 6.75%, 9/15/15 (b)		270	267,300
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		499	523,819
United Air Lines, Inc., 12.75%, 7/15/12		843	939,410

			2,967,219

Auto Components — 1.8%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		100	107,500
11.25%, 11/01/15 (c)		83	89,225
Delphi International Holdings Unsecured, 12.00%, 10/06/14		4	3,799
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		200	204,750
8.75%, 8/15/20		170	179,775
Icahn Enterprises LP, 8.00%, 1/15/18		1,250	1,243,750
Stanadyne Corp., Series 1, 10.00%, 8/15/14		335	316,575

			2,145,374

Corporate Bonds	Par (000)		Value

Beverages — 0.2%
Cott Beverages USA, Inc., 8.13%, 9/01/18 (b)	USD	125	$128,594
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	115	149,377

			277,971

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	275	279,989

Building Products — 2.0%
Associated Materials LLC, 9.88%, 11/15/16		370	392,200
Building Materials Corp. of America (b):
6.88%, 8/15/18		245	238,263
7.00%, 2/15/20		290	288,550
CPG International I, Inc., 10.50%, 7/01/13		540	539,325
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		360	351,450
Ply Gem Industries, Inc., 11.75%, 6/15/13		530	545,900

			2,355,688

Capital Markets — 0.5%
E*Trade Financial Corp., Series A, 8/31/19 (d)(e)		295	354,000
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)		240	239,400

			593,400

Chemicals — 4.7%
American Pacific Corp., 9.00%, 2/01/15		400	395,500
Ames True Temper, Inc., 4.53%, 1/15/12 (f)		1,070	1,067,325
CF Industries, Inc.:
6.88%, 5/01/18		205	215,762
7.13%, 5/01/20		360	386,100
Chemtura Corp., 7.88%, 9/01/18 (b)		245	250,206
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		75	77,719
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		370	363,525
8.88%, 2/01/18		345	319,125
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	130	162,271
8.63%, 3/15/20	USD	110	109,038
Ineos Finance Plc, 9.00%, 5/15/15 (b)		195	197,194
Innophos, Inc., 8.88%, 8/15/14		1,170	1,199,250
MacDermid, Inc., 9.50%, 4/15/17 (b)		555	562,631
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		255	269,025

			5,574,671

Commercial Banks — 3.0%
CIT Group, Inc.:
7.00%, 5/01/16		858	815,495
7.00%, 5/01/17		2,971	2,793,462

			3,608,957

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15		120	132,000
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		275	299,750
Scientific Games International, Inc., 9.25%, 6/15/19		110	116,600
West Corp.:
9.50%, 10/15/14		25	25,500
11.00%, 10/15/16		580	609,000

			1,182,850

Construction Materials — 0.8%
Nortek, Inc., 11.00%, 12/01/13		964	1,016,095

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	41

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Consumer Finance — 1.3%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	USD	320	$331,600
Ford Motor Credit Co. LLC:
8.63%, 11/01/10		140	141,445
3.28%, 1/13/12 (f)		145	142,100
7.80%, 6/01/12		300	315,703
8.00%, 12/15/16		100	108,593
6.63%, 8/15/17		530	538,677

			1,578,118

Containers & Packaging — 3.6%
Ball Corp., 6.75%, 9/15/20		250	263,125
Berry Plastics Corp.:
8.88%, 9/15/14		375	357,187
8.25%, 11/15/15		65	65,163
9.50%, 5/15/18 (b)		285	262,200
Berry Plastics Holding Corp., 8.88%, 9/15/14		950	904,875
Crown Americas LLC, 7.75%, 11/15/15		255	264,562
Graphic Packaging International, Inc., 9.50%, 6/15/17		355	378,075
Impress Holdings BV, 3.65%, 9/15/13 (b)(f)		700	661,500
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	EUR	70	89,595
Pregis Corp., 12.38%, 10/15/13	USD	1,034	1,034,000

			4,280,282

Diversified Financial Services — 6.2%
Ally Financial Inc. (b):
8.30%, 2/12/15		870	904,800
7.50%, 9/15/20		880	871,200
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		465	465,581
FCE Bank Plc:
7.13%, 1/16/12	EUR	1,250	1,639,505
7.13%, 1/15/13		450	590,222
GMAC, Inc.:
7.50%, 12/31/13	USD	90	91,913
2.74%, 12/01/14 (f)		156	134,117
8.00%, 3/15/20 (b)		1,090	1,117,250
Leucadia National Corp., 8.13%, 9/15/15		540	575,100
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		695	700,213
Reynolds Group Issuer, Inc., 8.50%, 5/15/18 (b)		360	345,600

			7,435,501

Diversified Telecommunication Services — 5.1%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		480	470,400
Frontier Communications Corp.:
7.88%, 4/15/15		320	337,600
8.25%, 4/15/17		400	423,000
8.50%, 4/15/20		180	191,025
GCI, Inc., 8.63%, 11/15/19		600	630,000
ITC Deltacom, Inc., 10.50%, 4/01/16		250	246,250
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		90	94,500
Qwest Communications International, Inc.:
7.50%, 2/15/14		910	927,062
8.00%, 10/01/15 (b)		300	322,500
Series B, 7.50%, 2/15/14		540	550,125
Qwest Corp., 8.38%, 5/01/16		350	407,750
Wind Acquisition Finance SA, 12.00%, 12/01/15 (b)		850	896,750
Windstream Corp.:
8.13%, 8/01/13		112	119,420
8.63%, 8/01/16		205	211,663
7.88%, 11/01/17		253	256,795

			6,084,840

Corporate Bonds	Par (000)		Value

Electric Utilities — 0.6%
Elwood Energy LLC, 8.16%, 7/05/26	USD	384	$353,579
Salton Sea Funding Corp., Series E, 8.30%, 5/30/11		375	382,826

			736,405

Energy Equipment & Services — 2.0%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		645	638,550
7.75%, 5/15/17		220	218,350
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		900	841,500
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)		145	143,550
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		310	334,800
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		255	261,375

			2,438,125

Food & Staples Retailing — 0.6%
Rite Aid Corp.:
9.75%, 6/12/16		195	207,188
10.25%, 10/15/19		290	297,975
8.00%, 8/15/20 (b)		240	238,500

			743,663

Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18		100	102,875
Reddy Ice Corp., 11.25%, 3/15/15 (b)		210	212,888
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		200	223,250
TreeHouse Foods, Inc., 7.75%, 3/01/18		70	74,025

			613,038

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		1,135	1,215,869
Hologic, Inc., 2.00%, 12/15/37 (d)(g)		470	424,762

			1,640,631

Health Care Providers & Services — 4.9%
American Renal Holdings, 8.38%, 5/15/18 (b)		130	130,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)		325	336,375
HCA, Inc.:
9.13%, 11/15/14		620	651,000
8.50%, 4/15/19		465	509,756
7.25%, 9/15/20		1,295	1,353,275
inVentiv Health Inc., 10.00%, 8/15/18 (b)		300	293,250
Omnicare, Inc., 7.75%, 6/01/20		230	230,000
Tenet Healthcare Corp.:
9.00%, 5/01/15		747	795,555
10.00%, 5/01/18		257	289,125
8.88%, 7/01/19		1,175	1,270,469

			5,858,805

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,125	1,303,594

Hotels, Restaurants & Leisure — 1.7%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		550	519,750
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		310	331,700
MGM Mirage, 13.00%, 11/15/13		30	34,650
MGM Resorts International:
10.38%, 5/15/14		125	136,250
11.13%, 11/15/17		390	435,825
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		170	169,575
Travelport LLC:
5.16%, 9/01/14 (f)		75	69,562
9.88%, 9/01/14		100	102,250
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		215	157

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(h)	USD	585	$263,250

			2,062,969

Household Durables — 2.9%
Beazer Homes USA, Inc.:
6.88%, 7/15/15		85	73,525
8.13%, 6/15/16		145	126,875
12.00%, 10/15/17		720	810,900
9.13%, 6/15/18		915	809,775
Ryland Group Inc., 6.63%, 5/01/20		315	295,312
Standard Pacific Corp.:
9.25%, 4/15/12		60	61,575
6.25%, 4/01/14		50	46,625
7.00%, 8/15/15		65	59,800
10.75%, 9/15/16		890	936,725
8.38%, 5/15/18		270	259,875

			3,480,987

IT Services — 0.5%
iPayment, Inc., 9.75%, 5/15/14		335	302,756
iPayment Investors LP, 12.75%, 7/15/14 (b)(c)		275	235,047

			537,803

Independent Power Producers & Energy Traders — 3.0%
AES Red Oak LLC, Series B, 9.20%, 11/30/29		1,250	1,250,000
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		600	630,000
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		1,460	1,405,984
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		81	77,840
NRG Energy, Inc.:
7.25%, 2/01/14		175	178,500
7.38%, 2/01/16		35	35,263
7.38%, 1/15/17		55	55,412

			3,632,999

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		1,060	1,091,800
13.50%, 12/01/15 (c)		1,770	1,840,323

			2,932,123

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		800	821,000
USI Holdings Corp., 4.25%, 11/15/14 (b)(f)		310	262,725

			1,083,725

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)		270	268,988

Machinery — 1.9%
AGY Holding Corp., 11.00%, 11/15/14		700	595,000
Accuride Corp., 7.50%, 2/26/20 (c)(d)		6	15,099
Navistar International Corp.:
3.00%, 10/15/14 (d)		860	938,475
8.25%, 11/01/21		500	523,750
Oshkosh Corp., 8.25%, 3/01/17		70	73,675
Titan International, Inc., 5.63%, 1/15/17 (b)(d)		110	130,900

			2,276,899

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		700	588,000

Media — 14.1%
Affinion Group, Inc.:
10.13%, 10/15/13		1,395	1,429,875
10.13%, 10/15/13		295	301,638

Corporate Bonds	Par (000)		Value

Media (concluded)
CCH II LLC, 13.50%, 11/30/16	USD	457	$541,714
CCO Holdings LLC (b):
7.88%, 4/30/18		220	227,700
8.13%, 4/30/20		220	231,550
CMP Susquehanna Corp., 3.64%, 5/15/14 (b)(f)		69	1,380
CSC Holdings, Inc., 8.50%, 4/15/14		180	196,650
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		391	405,663
Series B, 9.25%, 12/15/17		1,986	2,082,817
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		303	302,633
Loan Close 3, 8/15/18		350	350,000
Shares Loan, 4.00%, 8/15/18		357	356,844
DISH DBS Corp., 7.00%, 10/01/13		192	199,920
Gray Television, Inc., 10.50%, 6/29/15		205	197,313
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)		160	134,400
9.50%, 5/15/15		190	180,975
Intelsat Corp., 9.25%, 6/15/16		1,010	1,070,600
Interactive Data Corp., 10.25%, 8/01/18 (b)		480	498,000
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		220	269,500
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	50	37,384
8.00%, 4/30/14 (b)		100	74,768
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD	300	289,500
McClatchy Co., 11.50%, 2/15/17 (b)		650	671,125
Nielsen Finance LLC:
11.63%, 2/01/14		110	123,338
10.00%, 8/01/14		970	1,018,500
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(d)(h)		1,427	1,356,036
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		1,813	1,880,987
Regal Entertainment Group, 9.13%, 8/15/18		155	158,875
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		630	601,650
UPC Holding BV, 9.88%, 4/15/18 (b)		300	312,375
Unitymedia GmbH:
9.63%, 12/01/19	EUR	100	132,744
9.63%, 12/01/19 (b)		245	325,224
Unitymedia Hessen GmbH & Co. KG (b):
8.13%, 12/01/17	USD	425	436,687
8.13%, 12/01/17	EUR	175	226,204
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)		175	225,095

			16,849,664

Metals & Mining — 3.2%
AK Steel Corp., 7.63%, 5/15/20	USD	30	30,225
Aleris International, Inc. (a)(h):
9.00%, 12/15/14		200	400
10.00%, 12/15/16		680	258
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		400	418,500
7.38%, 2/15/16		105	105,131
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		240	264,300
10.63%, 9/01/16		670	776,362
Goldcorp, Inc., 2.00%, 8/01/14 (d)		220	267,575
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		280	247,100
Murray Energy Corp., 10.25%, 10/15/15 (b)		245	250,513
Novelis, Inc., 11.50%, 2/15/15		325	357,500
Ryerson, Inc.:
7.84%, 11/01/14 (f)		180	166,950
12.00%, 11/01/15		100	102,875
Steel Dynamics, Inc., 7.38%, 11/01/12		220	233,750
United States Steel Corp., 7.38%, 4/01/20		245	248,063
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		295	309,750

			3,779,252

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	43

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Multiline Retail — 2.5%
Dollar General Corp.:
10.63%, 7/15/15	USD	638	$700,205
11.88%, 7/15/17 (c)		2,020	2,323,000

			3,023,205

Oil, Gas & Consumable Fuels — 8.6%
Arch Coal, Inc.:
8.75%, 8/01/16		25	27,063
7.25%, 10/01/20		400	406,000
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		225	258,469
10.75%, 2/01/18		120	132,300
Berry Petroleum Co., 8.25%, 11/01/16		275	277,750
Bill Barrett Corp., 9.88%, 7/15/16		20	21,700
Chesapeake Energy Corp.:
6.50%, 8/15/17		235	238,525
6.63%, 8/15/20		1,090	1,094,087
2.25%, 12/15/38 (d)		375	280,781
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		135	138,713
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		85	92,225
10.25%, 12/15/15		520	520,000
Consol Energy, Inc., 8.25%, 4/01/20 (b)		920	976,350
Crosstex Energy LP, 8.88%, 2/15/18		190	196,175
Denbury Resources, Inc.:
7.50%, 12/15/15		75	77,250
8.25%, 2/15/20		348	371,490
Linn Energy LLC, 8.63%, 4/15/20 (b)		515	543,325
Massey Energy Co., 6.88%, 12/15/13		435	440,437
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		875	920,937
OPTI Canada, Inc. (b):
9.00%, 12/15/12		820	822,050
9.75%, 8/15/13		480	474,000
Patriot Coal Corp., 8.25%, 4/30/18		190	188,575
Peabody Energy Corp., 6.50%, 9/15/20		500	525,625
Petrohawk Energy Corp.:
10.50%, 8/01/14		275	307,312
7.88%, 6/01/15		210	217,875
QEP Resources, Inc., 6.88%, 3/01/21		195	203,288
Range Resources Corp., 8.00%, 5/15/19		200	214,000
Teekay Corp., 8.50%, 1/15/20		300	320,250

			10,286,552

Paper & Forest Products — 2.6%
Boise Paper Holdings LLC:
9.00%, 11/01/17		155	163,137
8.00%, 4/01/20		70	71,225
Clearwater Paper Corp., 10.63%, 6/15/16		185	208,125
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		755	826,725
Glatfelter, 7.13%, 5/01/16 (b)		100	100,625
NewPage Corp., 11.38%, 12/31/14		1,490	1,210,625
Norske Skog Canada Ltd., 7.38%, 3/01/14		175	70,000
Verso Paper Holdings LLC, 11.50%, 7/01/14		405	427,275

			3,077,737

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (f)		495	399,712
Elan Finance Plc, 8.88%, 12/01/13		75	75,563
Novasep Holding SAS, 9.75%, 12/15/16 (b)		473	431,258

			906,533

Professional Services — 0.2%
FTI Consulting, Inc., 7.75%, 10/01/16		275	285,313

Corporate Bonds	Par (000)		Value

Road & Rail — 0.5%
Avis Budget Car Rental LLC, 9.63%, 3/15/18	USD	240	$250,800
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)		380	371,450

			622,250

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (d)		67	65,576
7.75%, 8/01/20 (b)		135	133,650

			199,226

Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(c)(f)		239	4,771

Specialty Retail — 1.4%
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(g)		470	357,787
Hillman Group, Inc., 10.88%, 6/01/18 (b)		250	263,125
Limited Brands, Inc., 8.50%, 6/15/19		70	79,100
Sonic Automotive, Inc., 9.00%, 3/15/18		175	178,063
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)		200	202,000
United Auto Group, Inc., 7.75%, 12/15/16		655	625,525

			1,705,600

Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc., 6.88%, 4/15/15		210	194,250

Tobacco — 0.1%
Vector Group Ltd., 11.00%, 8/15/15		150	152,813

Wireless Telecommunication Services — 5.2%
Cricket Communications, Inc.:
10.00%, 7/15/15		810	848,475
7.75%, 5/15/16		320	330,400
Digicel Group Ltd. (b):
8.88%, 1/15/15		370	372,775
9.13%, 1/15/15 (c)		1,220	1,226,100
8.25%, 9/01/17		420	436,275
10.50%, 4/15/18		200	214,500
FiberTower Corp., 9.00%, 1/01/16 (c)		147	124,534
iPCS, Inc., 2.59%, 5/01/13 (f)		330	308,550
MetroPCS Wireless, Inc., 9.25%, 11/01/14		1,085	1,128,400
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		500	498,750
Series F, 5.95%, 3/15/14		50	48,313
Sprint Capital Corp., 6.88%, 11/15/28		750	626,250

			6,163,322

Total Corporate Bonds — 98.7%			118,056,960

Floating Rate Loan Interests (f)

Auto Components — 0.8%
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		1,006	927,169

Automobiles — 1.3%
Ford Motor Co., Tranche B-1 Term Loan, 3.03%, 12/15/13		1,662	1,598,424

Building Products — 1.2%
CPG International I, Inc., Term Loan, 5.54%, 4/30/12		1,470	1,469,849

Chemicals — 0.6%
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		552	556,248
Tranche B-2 Term Loan, 11.25%, 9/20/10		148	149,439

			705,687

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)			Value

Commercial Services & Supplies — 1.1%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16	USD	500		$502,916
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		325		326,761
International Lease Finance Corp. (Delos Aircraft, Inc.) Term Loan 1, 6.75%, 3/17/15		450		453,563

				1,283,240

Consumer Finance — 1.8%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		2,000		1,976,250
DaimlerChrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13		113		112,101

				2,088,351

Diversified Telecommunication Services — 0.6%
Wind Finance SL SA, Euro Facility (Second Lien), 7.89%, 12/17/14	EUR	600		758,806

Electric Utilities — 0.6%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	USD	675		681,750

Health Care Providers & Services — 0.8%
Harden Healthcare:
Add-on Term Loan, 7.75%, 3/02/15		300		294,000
Tranche A Term Loan, 8.50%, 3/02/15		223		218,495
inVentiv Health Inc. (FKA Ventive Health Inc.), Term Loan B, 6.50%, 7/31/16		400		399,250

				911,745

Hotels, Restaurants & Leisure — 1.7%
Travelport LLC (FKA Travelport, Inc.), Loan, 8.37%, 3/27/12 (c)		2,186		2,032,823

IT Services — 0.4%
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		192		163,826
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		422		359,797

				523,623

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14		89		67,717
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14		1,459		1,099,533

				1,167,250

Media — 1.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		735		732,550
HMH Publishing Co., Ltd. (FKA Education Media), Tranche A Term Loan, 5.80%, 6/12/14 (c)		434		395,526
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		750		795,938

				1,924,014

Multiline Retail — 0.1%
The Neiman Marcus Group, Inc., Term Loan, 2.29% – 2.54%, 4/06/13		117		111,303

Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Ltd., Dollar Facility, 2.50% – 14.50%, 3/15/18 (c)		1,055		836,318

Paper & Forest Products — 0.2%
Verso Paper Finance Holdings LLC, Loan, 6.70% – 7.45%, 2/01/13		483		289,584

Floating Rate Loan Interests (f)	Par (000)			Value

Real Estate Management & Development — 0.4%
Realogy Corp., Second Lien Term Facility, 13.50%, 10/15/17	USD	500		$527,500

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.05%, 5/29/14		74		63,079
Michaels Stores, Inc., Term Loan B-1, 2.63% – 2.81%, 10/31/13		165		156,069

				219,148

Wireless Telecommunication Services — 0.6%
Vodafone Group Plc, Revolving Credit, 6.88%, 7/30/15		750		750,000

Total Floating Rate Loan Interests — 15.7%				18,806,584

Other Interests (i)	Beneficial Interest (000)

Auto Components — 0.3%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests		—	(j)	374,153

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		5		953

Total Other Interests — 0.3%				375,106

Preferred Securities

Preferred Stocks	Shares

Diversified Financial Services — 1.1%
Ally Financial Inc., 7.00% (b)		1,521		1,256,394

Media — 0.2%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(f)		16,138		—
Emmis Communications Corp., Series A, 6.25% (a)(d)		10,300		180,250

				180,250

Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		4,171		45,005

Specialty Retail — 0.3%
Lazydays RV Center, Inc., 0.00% (a)		350		417,114

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 0.00% (a)		10,000		4,100
Freddie Mac, Series Z, 8.38% (a)		31,930		10,537

				14,637

Total Preferred Securities — 1.6%				1,913,400

Warrants (k)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)		18,441		—

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		1		—

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		3,476		—

Total Warrants — 0.0%				—

Total Long-Term Investments (Cost — $141,582,716) — 117.5%				140,611,611

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	45

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

	Short-Term Securities	Shares	Value

	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (l)(m)	2,032,818	$2,032,818

	Total Short-Term Securities (Cost — $2,032,818) — 1.7%		2,032,818

	Total Investments (Cost — $143,615,534*) — 119.2%		142,644,429
	Liabilities in Excess of Other Assets — (19.2)%		(23,002,738)

	Net Assets — 100.0%		$119,641,691

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost		$143,737,652

	Gross unrealized appreciation		$6,221,884
	Gross unrealized depreciation		(7,315,107)

	Net unrealized depreciation		$(1,093,223)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Amount is less than $1,000.

(k)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

	BlackRock Liquidity Funds, TempFund, Institutional Class	1,250,194	782,624	2,032,818	$2,933

(m)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	42,000	USD	53,174	Citibank NA	9/15/10	$49
USD	4,420,402	EUR	3,490,500	Citibank NA	9/15/10	(2,840)
USD	148,180	EUR	115,000	Deutsche Bank AG	9/15/10	2,449

Total						$(342)

•	Financial futures contracts sold as of August 31,2010 were as follows:

	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

	9	S&P 500 Index	Chicago Mercantile	September 2010	$2,404,153	$45,478

•

For Trust compliance purposes, the Trust ‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$1,114,736	$61,362	$283,463	$1,459,561
Corporate Bonds	—	114,986,268	3,070,692	118,056,960
Floating Rate Loan Interests	—	13,615,526	5,191,058	18,806,584
Other interests	—	374,153	953	375,106
Preferred Securities	1,496,286	—	417,114	1,913,400
Short-Term Securities	2,032,818	—	—	2,032,818
Liabilities:
Unfunded Loan Commitments	—	—	(2,026)	(2,026)

Total	$4,643,840	$129,037,309	$8,961,254	$142,642,403

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock High Income Shares (HIS)

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$2,498	—	$2,498
Equity contracts	$45,478	—	—	45,478
Liabilities:
Foreign currency exchange contracts	—	(2,840)	—	(2,840)

Total	$45,478	$(342)	—	$45,136

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of August 31, 2009	—	$2,463,780	$8,875,772	$953	—	—	$11,340,505
Accrued discounts/premiums	—	2,965	41,176	—	—	—	44,141
Net realized gain (loss)	—	(422,836)	(1,747,316)	—	—	—	(2,170,152)
Net change in unrealized appreciation/depreciation[2]	—	4,929,227	4,543,962	—	—	$(2,026)	9,471,163
Purchases	—	223,025	2,535,753	—	—	—	2,758,778
Sales	—	(5,603,699)	(7,633,681)	—	—	—	(13,237,380)
Transfers in3	$283,463	1,713,276	2,973,020	—	$417,114	—	5,386,873
Transfers out[3]	—	(235,046)	(4,397,628)	—	—	—	(4,632,674)

Balance, as of August 31, 2010	$283,463	$3,070,692	$5,191,058	$953	$417,114	$(2,026)	$8,961,254

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $2,064,289.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	47

Schedule of Investments August 31, 2010	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Building Products — 0.2%
Masonite Worldwide Holdings	2,527	$96,026

Capital Markets — 0.2%
E*Trade Financial Corp.	4,900	60,809

Construction Materials — 0.0%
Nortek, Inc.	375	15,562

Machinery — 0.0%
Accuride Corp.	13,902	15,292

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd.	2,234	5,237
Ainsworth Lumber Co. Ltd. (b)	2,507	5,878

		11,115

Software — 0.2%
HMH Holdings/EduMedia	13,732	68,660

Specialty Retail — 0.1%
Lazydays RV Center, Inc.	3,395	17,350

Total Common Stocks — 0.7%		284,814

Corporate Bonds	Par (000)

Aerospace & Defense — 0.0%
L-3 Communications Corp., 5.88%, 1/15/15	$10	10,188

Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 8/16/15	125	125,000
Series 2, 12.38%, 8/16/15	125	125,000

		250,000

Airlines — 1.4%
Air Canada (b):
9.25%, 8/01/15	180	176,400
12.00%, 2/01/16	50	46,750
American Airlines Pass-Through Trust, Series 2001-02, 7.86%, 4/01/13	20	20,930
Continental Airlines, Inc., 6.75%, 9/15/15 (b)	90	89,100
United Air Lines, Inc., 12.75%, 7/15/12	248	276,297

		609,477

Auto Components — 2.2%
Delphi International Holdings Unsecured, 12.00%, 10/06/14	8	7,503
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20	70	71,663
8.75%, 8/15/20	20	21,150
Icahn Enterprises LP, 8.00%, 1/15/18	650	646,750
Stanadyne Corp., Series 1, 10.00%, 8/15/14	90	85,050
Tenneco, Inc., 7.75%, 8/15/18 (b)	90	91,800

		923,916

Beverages — 0.1%
Cott Beverages USA, Inc., 8.13%, 9/01/18 (b)	43	44,236

Biotechnology — 0.3%
QHP Pharma, 10.25%, 3/15/15 (b)	108	110,299

Building Products — 1.6%
Associated Materials LLC, 9.88%, 11/15/16	80	84,800
Building Materials Corp. of America, 6.88%, 8/15/18 (b)	90	87,525
CPG International I, Inc., 10.50%, 7/01/13	150	149,813
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14	125	122,031
Ply Gem Industries, Inc., 11.75%, 6/15/13	230	236,900

		681,069

Corporate Bonds	Par (000)	Value

Capital Markets — 0.6%
E*Trade Financial Corp., Series A, 2.51%, 8/31/19 (c)(d)	$71	$85,200
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)	154	56,980
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(e)	72	6,465
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(e)	43	3,901
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)	85	84,787

		237,333

Chemicals — 4.4%
American Pacific Corp., 9.00%, 2/01/15	140	138,425
Ames True Temper, Inc., 4.53%, 1/15/12 (f)	265	264,337
CF Industries, Inc.:
6.88%, 5/01/18	70	73,675
7.13%, 5/01/20	130	139,425
Chemtura Corp., 7.88%, 9/01/18 (b)	90	91,913
Georgia Gulf Corp., 9.00%, 1/15/17 (b)	30	31,088
Hexion U.S. Finance Corp.:
9.75%, 11/15/14	135	132,637
8.88%, 2/01/18	130	120,250
Huntsman International LLC, 8.63%, 3/15/20 (b)	40	39,650
Ineos Finance Plc, 9.00%, 5/15/15 (b)	100	101,125
Innophos, Inc., 8.88%, 8/15/14	545	558,625
MacDermid, Inc., 9.50%, 4/15/17 (b)	195	197,681

		1,888,831

Commercial Banks — 3.0%
CIT Group, Inc.:
7.00%, 5/01/16	305	289,750
7.00%, 5/01/17	1,075	1,010,835

		1,300,585

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15	45	49,500
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	100	109,000
Scientific Games International, Inc., 9.25%, 6/15/19	30	31,800
West Corp., 11.00%, 10/15/16	210	220,500

		410,800

Construction Materials — 0.9%
Nortek, Inc., 11.00%, 12/01/13	377	396,912

Consumer Finance — 2.3%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	120	124,350
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (f)	110	107,800
7.80%, 6/01/12	500	526,171
6.63%, 8/15/17	230	233,766

		992,087

Containers & Packaging — 3.4%
Ball Corp., 6.75%, 9/15/20	85	89,462
Berry Plastics Corp.:
8.88%, 9/15/14	140	133,350
8.25%, 11/15/15	25	25,063
9.50%, 5/15/18 (b)	105	96,600
Berry Plastics Holding Corp., 8.88%, 9/15/14	330	314,325
Crown Americas LLC, 7.75%, 11/15/15	85	88,187
Graphic Packaging International, Inc., 9.50%, 6/15/17	160	170,400
Impress Holdings BV, 3.65%, 9/15/13 (b)(f)	270	255,150
Pregis Corp., 12.38%, 10/15/13	310	310,000

		1,482,537

Diversified Financial Services — 6.3%
Ally Financial Inc.:
8.30%, 2/12/15 (b)	350	364,000
7.50%, 9/15/20 (b)	310	306,900
8.00%, 11/01/31	120	118,200

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Financial Services (concluded)
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	$165	$165,206
CDX North America High Yield, Series 6-T1, 8.63%, 6/29/11 (b)	435	457,272
GMAC, Inc.:
2.74%, 12/01/14 (f)	73	62,760
8.00%, 3/15/20 (b)	500	512,500
Leucadia National Corp.:
8.13%, 9/15/15	200	213,000
7.13%, 3/15/17	110	110,275
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)	250	251,875
Reynolds Group Issuer, Inc., 8.50%, 5/15/18 (b)	130	124,800

		2,686,788

Diversified Telecommunication Services — 5.0%
Asia Global Crossing Ltd., 13.38%, 10/15/10 (a)(g)	2,000	2,500
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	195	191,100
Frontier Communications Corp.:
7.88%, 4/15/15	100	105,500
8.25%, 4/15/17	100	105,750
8.50%, 4/15/20	70	74,288
GCI, Inc., 8.63%, 11/15/19	200	210,000
Qwest Communications International, Inc.:
7.50%, 2/15/14	685	697,844
8.00%, 10/01/15 (b)	100	107,500
Series B, 7.50%, 2/15/14	235	239,406
Qwest Corp., 8.38%, 5/01/16	140	163,100
Wind Acquisition Finance SA, 12.00%, 12/01/15 (b)	150	158,250
Windstream Corp.:
8.13%, 8/01/13	25	26,656
8.63%, 8/01/16	50	51,625
7.88%, 11/01/17	25	25,375

		2,158,894

Electric Utilities — 0.8%
Elwood Energy LLC, 8.16%, 7/05/26	381	350,750

Energy Equipment & Services — 2.0%
Compagnie Généralé de Géophysique-Veritas:
7.50%, 5/15/15	235	232,650
7.75%, 5/15/17	80	79,400
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)	290	271,150
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)	50	49,500
Hornbeck Offshore Services, Inc., Series B, 6.13%, 12/01/14	5	4,688
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)	115	124,200
Thermon Industries, Inc., 9.50%, 5/01/17 (b)	90	92,250

		853,838

Food & Staples Retailing — 0.3%
Rite Aid Corp., 10.25%, 10/15/19	120	123,300

Food Products — 0.2%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	60	66,975

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14	410	439,212
Hologic, Inc., 2.00%,12/15/37 (d)(h)	170	153,638

		592,850

Health Care Providers & Services — 4.8%
American Renal Holdings, 8.38%, 5/15/18 (b)	50	50,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)	115	119,025
HCA, Inc.:
9.13%, 11/15/14	265	278,250
8.50%, 4/15/19	205	224,731
7.25%, 9/15/20	340	355,300

Corporate Bonds	Par (000)	Value

Health Care Providers & Services (concluded)
inVentiv Health Inc., 10.00%, 8/15/18 (b)	$95	$92,863
Omnicare, Inc., 7.75%, 6/01/20	85	85,000
Tenet Healthcare Corp.:
9.00%, 5/01/15	279	297,135
10.00%, 5/01/18	259	291,375
8.88%, 7/01/19	245	264,906

		2,058,585

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)	410	475,088

Hotels, Restaurants & Leisure — 2.3%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	200	189,000
MGM Mirage, 13.00%, 11/15/13	25	28,875
MGM Resorts International, 10.38%, 5/15/14	465	506,850
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)	60	59,850
Travelport LLC, 5.16%, 9/01/14 (f)	25	23,188
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(g)	25	18
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(g)	445	200,250

		1,008,031

Household Durables — 2.5%
Beazer Homes USA, Inc.:
6.88%, 7/15/15	35	30,275
8.13%, 6/15/16	50	43,750
12.00%, 10/15/17	40	45,050
9.13%, 6/15/18	395	349,575
Jarden Corp., 8.00%, 5/01/16	40	42,250
Ryland Group Inc., 6.63%, 5/01/20	115	107,812
Standard Pacific Corp.:
9.25%, 4/15/12	20	20,525
6.25%, 4/01/14	10	9,325
7.00%, 8/15/15	25	23,000
10.75%, 9/15/16	300	315,750
8.38%, 5/15/18	90	86,625

		1,073,937

IT Services — 0.7%
iPayment, Inc., 9.75%, 5/15/14	120	108,450
iPayment Investors LP, 12.75%, 7/15/14 (b)(e)	98	83,587
SunGard Data Systems, Inc., 10.63%, 5/15/15	100	110,500

		302,537

Independent Power Producers & Energy Traders — 3.7%
AES Red Oak LLC:
Series A, 8.54%, 11/30/19	109	111,519
Series B, 9.20%, 11/30/29	500	500,000
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	220	231,000
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)	575	553,727
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	28	26,907
NRG Energy, Inc.:
7.25%, 2/01/14	115	117,300
7.38%, 2/01/16	25	25,187
7.38%, 1/15/17	40	40,300

		1,605,940

Industrial Conglomerates — 2.3%
Sequa Corp. (b):
11.75%, 12/01/15	350	360,500
13.50%, 12/01/15 (e)	586	609,208

		969,708

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	49

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)	$300	$307,875
USI Holdings Corp., 4.25%, 11/15/14 (b)(f)	100	84,750

		392,625

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)	100	99,625

Machinery — 1.9%
AGY Holding Corp., 11.00%, 11/15/14	170	144,500
Accuride Corp., 7.50%, 2/26/20 (d)(e)	1	3,761
Navistar International Corp.:
3.00%, 10/15/14 (d)	260	283,725
8.25%, 11/01/21	300	314,250
Oshkosh Corp., 8.25%, 3/01/17	30	31,575
Titan International, Inc., 5.63%, 1/15/17 (b)(d)	40	47,600

		825,411

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)	240	201,600

Media — 13.9%
Affinion Group, Inc.:
10.13%, 10/15/13	390	399,750
10.13%, 10/15/13	130	132,925
CCH II LLC, 13.50%, 11/30/16	169	199,675
CMP Susquehanna Corp., 3.64%, 5/15/14 (b)(f)	23	460
CSC Holdings, Inc., 8.50%, 4/15/14	80	87,400
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	141	146,288
Series B, 9.25%, 12/15/17	716	750,905
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18	121	121,053
Loan Close 3, 12.00%, 8/15/18	140	140,000
Shares Loan, 4.00%, 8/15/18	143	142,737
DISH DBS Corp., 7.00%, 10/01/13	40	41,650
Gannett Co., Inc., 10.00%, 4/01/16	60	67,054
Gray Television, Inc., 10.50%, 6/29/15	225	216,563
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)	50	42,000
9.50%, 5/15/15	60	57,150
Intelsat Corp., 6.88%, 1/15/28	210	177,450
Interactive Data Corp., 10.25%, 8/01/18 (b)	170	176,375
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)	70	85,750
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	110	106,150
McClatchy Co., 11.50%, 2/15/17 (b)	355	366,537
Nielsen Finance LLC, 10.00%, 8/01/14	600	630,000
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(d)(g)	414	393,352
Rainbow National Services LLC (b):
8.75%, 9/01/12	310	310,387
10.38%, 9/01/14	378	392,175
Regal Entertainment Group, 9.13%, 8/15/18	55	56,375
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	225	214,875
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (b)	400	411,000
UPC Holding BV, 9.88%, 4/15/18 (b)	100	104,125

		5,970,161

Metals & Mining — 3.1%
AK Steel Corp., 7.63%, 5/15/20	10	10,075
Aleris International, Inc. (a)(g):
9.00%, 12/15/14	120	240
10.00%, 12/15/16	125	48
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	150	156,937
7.38%, 2/15/16	40	40,050
FMG Finance Property Ltd. (b):
10.00%, 9/01/13	85	93,606
10.63%, 9/01/16	185	214,369
Goldcorp, Inc., 2.00%, 8/01/14 (d)	80	97,300

Corporate Bonds	Par (000)	Value

Metals & Mining (concluded)
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)	$110	$97,075
Murray Energy Corp., 10.25%, 10/15/15 (b)	90	92,025
Novelis, Inc., 11.50%, 2/15/15	110	121,000
Ryerson, Inc.:
7.84%, 11/01/14 (f)	60	55,650
12.00%, 11/01/15	70	72,012
Steel Dynamics, Inc., 7.38%, 11/01/12	65	69,063
United States Steel Corp., 7.38%, 4/01/20	90	91,125
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	105	110,250

		1,320,825

Multiline Retail — 2.8%
Dollar General Corp.:
10.63%, 7/15/15	132	144,870
11.88%, 7/15/17 (e)	929	1,068,350

		1,213,220

Oil, Gas & Consumable Fuels — 8.2%
Arch Coal, Inc.:
8.75%, 8/01/16	10	10,825
7.25%, 10/01/20	145	147,175
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17	80	91,900
10.75%, 2/01/18	45	49,613
Berry Petroleum Co., 8.25%, 11/01/16	80	80,800
Bill Barrett Corp., 9.88%, 7/15/16	5	5,425
Chesapeake Energy Corp.:
6.50%, 8/15/17	250	253,750
6.63%, 8/15/20	185	185,694
2.25%, 12/15/38 (d)	125	93,594
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	50	51,375
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14	30	32,550
10.25%, 12/15/15	170	170,000
Consol Energy, Inc., 8.25%, 4/01/20 (b)	335	355,519
Crosstex Energy LP, 8.88%, 2/15/18	70	72,275
Denbury Resources, Inc.:
7.50%, 12/15/15	30	30,900
8.25%, 2/15/20	119	127,032
Frontier Oil Corp., 6.63%, 10/01/11	65	65,162
Linn Energy LLC, 8.63%, 4/15/20 (b)	50	52,750
Massey Energy Co., 6.88%, 12/15/13	155	156,937
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)	320	336,800
OPTI Canada, Inc. (b):
9.00%, 12/15/12	290	290,725
9.75%, 8/15/13	150	148,125
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	350	301,437
Patriot Coal Corp., 8.25%, 4/30/18	70	69,475
Peabody Energy Corp., 6.50%, 9/15/20	140	147,175
Petrohawk Energy Corp.:
10.50%, 8/01/14	100	111,750
7.88%, 6/01/15	15	15,563
QEP Resources, Inc., 6.88%, 3/01/21	70	72,975

		3,527,301

Paper & Forest Products — 2.7%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(e)	20	17,313
Boise Paper Holdings LLC:
9.00%, 11/01/17	55	57,888
8.00%, 4/01/20	30	30,525
Clearwater Paper Corp., 10.63%, 6/15/16	70	78,750
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	285	312,075
Glatfelter, 7.13%, 5/01/16 (b)	35	35,219
NewPage Corp., 11.38%, 12/31/14	535	434,687
Norske Skog Canada Ltd., 7.38%, 3/01/14	120	48,000
Verso Paper Holdings LLC, 11.50%, 7/01/14	150	158,250

		1,172,707

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Pharmaceuticals — 0.4%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (f)	$195	$157,463

Professional Services — 0.2%
FTI Consulting, Inc., 7.75%, 10/01/16	100	103,750

Road & Rail — 0.2%
Avis Budget Car Rental LLC, 9.63%, 3/15/18	85	88,825

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (d)	16	15,660
7.75%, 8/01/20 (b)	50	49,500

		65,160

Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(e)(f)	87	1,733

Specialty Retail — 1.2%
Asbury Automotive Group, Inc., 7.63%, 3/15/17	60	57,300
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(h)	25	19,031
Limited Brands, Inc., 8.50%, 6/15/19	140	158,200
Sonic Automotive, Inc., 9.00%, 3/15/18	65	66,138
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)	70	70,700
United Auto Group, Inc., 7.75%, 12/15/16	165	157,575

		528,944

Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc., 6.88%, 4/15/15	100	92,500

Tobacco — 0.1%
Vector Group Ltd., 11.00%, 8/15/15	55	56,031

Trading Companies & Distributors — 0.3%
Russel Metals, Inc., 6.38%, 3/01/14	125	123,125

Wireless Telecommunication Services — 4.1%
Cricket Communications, Inc.:
10.00%, 7/15/15	225	235,687
7.75%, 5/15/16	270	278,775
Digicel Group Ltd. (b):
9.13%, 1/15/15 (e)	294	295,470
8.25%, 9/01/17	130	135,038
iPCS, Inc., 2.59%, 5/01/13 (f)	110	102,850
MetroPCS Wireless, Inc., 9.25%, 11/01/14	415	431,600
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13	130	129,675
Series F, 5.95%, 3/15/14	20	19,325
Sprint Capital Corp., 6.88%, 11/15/28	180	150,300

		1,778,720

Total Corporate Bonds — 96.3%		41,385,217

Floating Rate Loan Interests (f)

Auto Components — 1.6%
Affinion Group Holdings, Inc., Loan, 8.51%, 3/01/12 (e)	370	355,053
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14	383	353,072

		708,125

Automobiles — 1.4%
Ford Motor Co., Tranche B-1 Term Loan, 3.03%, 12/15/13	602	579,487

Chemicals — 0.7%
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10	236	238,392
Tranche B-2 Term Loan, 11.25%, 9/20/10	64	64,045

		302,437

Floating Rate Loan Interests (f)	Par (000)	Value

Commercial Services & Supplies — 1.2%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16	$250	$251,458
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	100	100,542
International Lease Finance Corp. (Delos Aircraft, Inc.), Term Loan 1, 6.75%, 3/17/15	150	151,187

		503,187

Construction & Engineering — 0.6%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17	250	250,000

Consumer Finance — 1.7%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	750	741,094

Electric Utilities — 0.5%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	225	227,250

Health Care Providers & Services — 0.9%
Harden Healthcare, Term Loan A:
Add-on Term Loan, 7.75%, 3/02/15	100	98,000
Tranche A Term Loan, 8.50%, 3/02/15	84	82,543
inVentiv Health, Inc. (FKA Ventive Health Inc.), Term Loan B, 6.50%, 7/31/16	200	199,625

		380,168

Hotels, Restaurants & Leisure — 1.2%
Travelport LLC (FKA Travelport, Inc.), Loan, 8.37%, 3/27/12 (e)	532	494,551

IT Services — 0.5%
First Data Corp.:
First Lien Term Loan, 3.01%, 9/24/14	29	24,603
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14	67	57,339
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14	177	151,268

		233,210

Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.79% – 4.03%, 10/10/14	142	107,683
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14	387	291,521

		399,204

Media — 1.8%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	245	244,184
HMH Publishing Co., Ltd. (FKA Education Media), Tranche A Term Loan, 5.80%, 6/12/14 (e)	150	136,223
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	375	397,969

		778,376

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, Term Loan with PIK option, 7.44%, 2/01/13 (e)	205	123,227

Real Estate Management & Development — 0.4%
Realogy Corp., Second Lien Term Facility, 13.50%, 10/15/17	175	184,625

Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 3.05%, 5/29/14	30	25,258

Wireless Telecommunication Services — 0.6%
Vodafone Group Plc, Revolving Credit, 6.88%, 7/30/15	250	250,000

Total Floating Rate Loan Interests — 14.4%		6,180,199

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	51

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Other Interests (i)	Beneficial Interest (000)		Value

Auto Components — 1.8%
Delphi Debtor-in-Possession Holding Co. LLP, Class B, Membership Interests	$—	(j)	$766,857

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.	5		953

Total Other Interests — 1.8%			767,810

Preferred Securities

Preferred Stocks	Shares

Diversified Financial Services — 0.4%
Ally Financial Inc., 7.00% (b)	231	190,813

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. 0.00% (a)(b)(f)	5,410	—

Specialty Retail — 0.2%
Lazydays RV Center, Inc. 0.00% (a)	72	85,806

Total Preferred Securities — 0.6%		276,619

Warrants (k)

Diversified Telecommunication Services — 0.0%
NEON Communications, Inc. (Expires 12/02/12)	53,622	1

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	6,182	—

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)	1,184	—

Total Warrants — 0.0%		1

Total Long-Term Investments (Cost — $50,436,893) — 113.8%		48,894,660

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (l)(m)	1,573,222	1,573,222

Total Short-Term Securities (Cost — $1,573,222) — 3.6%		1,573,222

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price $942.86, expires 12/01/19, Broker Goldman Sachs Bank USA	3	—

Total Options Purchased (Cost — $2,933) — 0.0%		—

Total Investments Before Options Written (Cost — $52,013,048*) — 117.4%		50,467,882

Options Written	Notional Amount (000)	Value

Over-the-Counter Call Swaptions — 0.0%
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 14 Volume 1, Strike Price $96.00, Expires 9/15/10, Broker Credit Suisse International	$550	$(528)
Bought credit default protection on Dow Jones CDX North America High Yield Series 14 Volume 1, Strike Price $100.00, Expires 9/15/10, Broker Credit Suisse International	950	(6,172)

		(6,700)

Over-the-Counter Put Swaptions — 0.0%
Sold credit default protection on Dow Jones CDX North America High Yield Series 14 Volume 1, Strike Price $87.00, Expires 9/15/10, Broker Credit Suisse International	550	(9)

Total Options Written (Premium Received — $19,050) — 0.0%		(6,709)

Total Investments, Net of Options Written — 117.4%		50,461,173
Liabilities in Excess of Other Assets — (17.4)%		(7,481,041)

Net Assets — 100.0%		$42,980,132

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$52,071,646

Gross unrealized appreciation	$2,282,625
Gross unrealized depreciation	(3,886,389)

Net unrealized depreciation	$(1,603,764)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Convertible security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Amount is less than $1,000.

(k)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,180,193	(606,971)	1,573,222	$2,723

(m)	Represents the current yield as of report date.

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock High Yield Trust (BHY)

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

Brunswick Corp.	5.00%	Credit Suisse	September	$70	$(3,699)
		International	2014

•	Credit default swaps on single-name issuers — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

Levi Strauss & Co.	5.00%	Deutsche Bank AG	June 2015	B+	$55	$168

[1]	Using S&P’s ratings of the issuer.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$177,634	$21,170	$86,010	$284,814
Corporate Bonds	—	39,870,340	1,514,877	41,385,217
Floating Rate Loan Interests	—	4,635,461	1,544,738	6,180,199
Other Interests	—	766,857	953	767,810
Preferred Securities	190,813	—	85,806	276,619
Warrants	—	—	1	1
Short-Term Securities	1,573,222	—	—	1,573,222
Liabilities:
Unfunded loan commitments	—	—	(4,001)	(4,001)

Total	$1,941,669	$45,293,828	$3,228,384	$50,463,881

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$168	—	$168
Liabilities:
Credit contracts	—	(10,408)	—	(10,408)

Total	—	$(10,240)	—	$(10,240)

[1]	Derivative financial instruments are swaps and options. Swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of August 31, 2009	—	$1,149,295	$2,581,647	$953	—	$1	—	$3,731,896
Accrued discounts/premiums	—	5,159	5,282	—	—	—	—	10,441
Net realized gain (loss)	$(957,501)	(208,002)	(557,300)	—	—	—	—	(1,722,803)
Net change in unrealized appreciation/depreciation[2]	957,501	1,278,827	1,633,274	—	—	—	$(4,001)	3,865,601
Purchases	—	27,502	3,200,033	—	—	—	—	3,227,535
Sales	—	(1,318,110)	(4,862,218)	—	—	—	—	(6,180,328)
Transfers in3	86,010	663,793	680,543	—	$85,806	—	—	1,516,152
Transfers out[3]	—	(83,587)	(1,136,523)	—	—	—	—	(1,220,110)

Total	$86,010	$1,514,877	$1,544,738	$953	$85,806	$1	$(4,001)	$3,228,384

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $606,667.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	53

Schedule of Investments August 31, 2010	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

321 Henderson Receivables I LLC, Series 2010-1A, Class B, 9.31%, 7/15/61 (a)	USD	1,150	$1,337,369
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1, 0.57%, 11/25/34 (b)		819	745,745
Chase Issuance Trust, Series 2009-A7, Class A7, 0.73%, 9/17/12 (b)		3,375	3,375,485
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B, 2.78%, 5/15/13 (b)		5,700	5,784,628
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		EUR 699	899,422
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.37%, 7/25/37 (b)		USD 318	308,499
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A, 5.55%, 12/10/65		2,500	875,000
Nelnet Student Loan Trust, Series 2008-3, Class A4, 4.61%, 11/25/24 (b)		650	674,375
SLM Student Loan Trust, Series 2008-5 (b):
Class A2, 1.60%, 10/25/16		3,300	3,348,061
Class A3, 1.80%, 1/25/18		1,170	1,206,282
Class A4, 2.20%, 7/25/23		2,400	2,504,838
Santander Drive Auto Receivables Trust, Series 2010-2:
Class B, 2.24%, 12/15/14		870	869,870
Class C, 3.89%, 7/17/17		1,020	1,020,000
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		367	392,288

			23,341,862

Interest Only — 0.3%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		5,154	272,208
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		7,549	771,402

			1,043,610

Total Asset-Backed Securities — 6.4%			24,385,472

Common Stocks	Shares

Specialty Retail — 0.0%
Lazydays RV Center, Inc. (c)		2,590	13,235

Total Common Stocks — 0.0%			13,235

Corporate Bonds	Par (000)

Aerospace & Defense — 0.6%
United Technologies Corp.:
4.88%, 5/01/15	USD	1,250	$1,423,486
6.13%, 7/15/38		750	923,300

			2,346,786

Airlines — 0.2%
United Air Lines, Inc., 12.75%, 7/15/12		793	884,150

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (a)		3,050	3,906,345

Building Products — 0.1%
CPG International I, Inc., 10.50%, 7/01/13		230	229,713

Corporate Bonds	Par (000)		Value

Capital Markets — 4.8%
CDP Financial, Inc. (a):
3.00%, 11/25/14 (d)	USD	1,950	$2,013,330
5.60%, 11/25/39		2,955	3,367,352
Credit Suisse, Inc. (USA):
6.13%, 11/15/11		700	742,373
7.13%, 7/15/32		1,000	1,288,678
The Goldman Sachs Group, Inc.:
6.60%, 1/15/12		1,000	1,068,391
3.70%, 8/01/15		800	809,874
5.38%, 3/15/20 (d)		1,200	1,238,501
6.00%, 6/15/20		1,750	1,885,142
Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)(e)		225	70
Morgan Stanley:
2.88%, 5/14/13 (b)		1,880	1,899,146
4.20%, 11/20/14		1,620	1,668,276
4.00%, 7/24/15		400	401,855
6.25%, 8/28/17		900	979,742
5.63%, 9/23/19		760	773,422

			18,136,152

Chemicals — 1.1%
American Pacific Corp., 9.00%, 2/01/15		280	276,850
Ames True Temper, Inc., 4.53%, 1/15/12 (b)		720	718,200
CF Industries, Inc., 7.13%, 5/01/20		1,750	1,876,875
Innophos, Inc., 8.88%, 8/15/14		975	999,375
NOVA Chemicals Corp.:
6.50%, 1/15/12		115	117,588
3.75%, 11/15/13 (b)		275	256,781

			4,245,669

Commercial Banks — 3.6%
DEPFA ACS Bank, 5.13%, 3/16/37 (a)		4,150	3,273,441
Dexia Credit Local SA, 2.00%, 3/05/13 (a)		1,060	1,067,137
Eksportfinans ASA:
1.88%, 4/02/13		2,815	2,869,118
3.00%, 11/17/14		1,490	1,568,460
5.50%, 6/26/17		1,000	1,186,294
HSBC Bank Plc, 3.50%, 6/28/15 (a)		780	813,212
HSBC Holdings Plc, 6.50%, 5/02/36		1,275	1,453,568
The Toronto-Dominion Bank, 2.20%, 7/29/15 (a)		1,325	1,349,706

			13,580,936

Commercial Services & Supplies — 0.4%
West Corp.:
9.50%, 10/15/14		310	316,200
11.00%, 10/15/16		1,100	1,155,000

			1,471,200

Consumer Finance — 0.4%
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (b)		120	117,600
7.80%, 6/01/12		380	399,890
6.63%, 8/15/17		380	386,221
SLM Corp., Series A, 0.80%, 1/27/14 (b)		600	489,703

			1,393,414

Containers & Packaging — 1.1%
Ball Corp.:
7.13%, 9/01/16		275	294,937
7.38%, 9/01/19		275	294,938
Crown Americas LLC:
7.75%, 11/15/15		150	155,625
7.63%, 5/15/17 (a)		817	872,147
7.63%, 5/15/17		157	167,598

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Containers & Packaging (concluded)
Impress Holdings BV, 3.65%, 9/15/13 (a)(b)	USD	330	$311,850
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		1,435	1,542,625
Pregis Corp., 12.38%, 10/15/13		535	535,000

			4,174,720

Diversified Financial Services — 3.9%
Ally Financial Inc., 8.30%, 2/12/15 (a)		2,000	2,080,000
Bank of America Corp.:
7.63%, 6/01/19		500	585,229
5.63%, 7/01/20		1,310	1,349,588
Citigroup, Inc., 5.38%, 8/09/20		840	847,747
FCE Bank Plc, 7.88%, 2/15/11	GBP	550	854,050
General Electric Capital Corp.:
5.50%, 1/08/20 (d)	USD	2,150	2,352,939
6.75%, 3/15/32 (f)		3,000	3,391,821
JPMorgan Chase & Co., 6.30%, 4/23/19		1,375	1,580,165
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		1,000	1,007,500
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (a)	EUR	550	707,436

			14,756,475

Diversified Telecommunication Services — 6.1%
AT&T Inc., 6.55%, 2/15/39 (d)	USD	4,075	4,829,087
BellSouth Telecommunications, Inc., 8.18%, 12/15/95 (g)		1,700	1,256,917
Frontier Communications Corp., 8.25%, 4/15/17		1,810	1,914,075
GCI, Inc., 8.63%, 11/15/19		1,000	1,050,000
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (a)		145	152,250
Qwest Communications International, Inc.:
7.50%, 2/15/14		15	15,281
Series B, 7.50%, 2/15/14		10	10,188
Qwest Corp.:
8.88%, 3/15/12		120	132,000
8.38%, 5/01/16		170	198,050
Telecom Italia Capital SA, 4.95%, 9/30/14		4,375	4,598,409
Telefonica Emisiones SAU, 7.05%, 6/20/36		1,000	1,202,853
Verizon Communications, Inc.:
6.40%, 2/15/38 (d)		2,100	2,457,546
8.95%, 3/01/39		1,125	1,670,434
Verizon Global Funding Corp., 7.75%, 6/15/32		575	752,543
Verizon Maryland, Inc.:
Series A, 6.13%, 3/01/12		1,355	1,444,457
Series B, 5.13%, 6/15/33		540	499,645
Verizon Virginia, Inc., Series A, 4.63%, 3/15/13		750	798,640
Wind Acquisition Finance SA, 12.00%, 12/01/15 (a)		85	89,675
Windstream Corp.:
8.13%, 8/01/13		50	53,313
8.63%, 8/01/16		100	103,250
7.88%, 11/01/17		50	50,750

			23,279,363

Electric Utilities — 3.9%
Alabama Power Co., 6.00%, 3/01/39		550	658,209
Commonwealth Edison Co., 4.00%, 8/01/20		480	506,574
Duke Energy Carolinas LLC:
6.10%, 6/01/37		325	389,069
6.00%, 1/15/38		850	1,028,831
EDF SA, 5.60%, 1/27/40 (a)		1,400	1,532,030
E.ON International Finance BV, 6.65%, 4/30/38 (a)		1,575	2,014,108
Elwood Energy LLC, 8.16%, 7/05/26		145	132,946

Corporate Bonds	Par (000)		Value

Electric Utilities (concluded)
Florida Power & Light Co., 4.95%, 6/01/35	USD	575	$605,825
Florida Power Corp.:
6.35%, 9/15/37		1,450	1,817,923
6.40%, 6/15/38		800	1,004,586
PacifiCorp., 6.25%, 10/15/37		650	805,236
Public Service Co. of Colorado, 6.25%, 9/01/37		1,350	1,696,039
Southern California Edison Co.:
5.63%, 2/01/36		675	779,691
Series 05-E, 5.35%, 7/15/35		150	166,912
Series 08-A, 5.95%, 2/01/38		1,100	1,332,906
The Toledo Edison Co., 6.15%, 5/15/37		350	398,501

			14,869,386

Energy Equipment & Services — 0.6%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)		2,480	2,318,800

Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		1,975	2,543,923
6.20%, 4/15/38		850	1,047,543

			3,591,466

Food Products — 0.5%
Kraft Foods, Inc., 7.00%, 8/11/37		1,670	2,077,497

Health Care Equipment & Supplies — 0.3%
Covidien International Finance SA, 2.80%, 6/15/15		230	237,382
DJO Finance LLC, 10.88%, 11/15/14		900	964,125

			1,201,507

Health Care Providers & Services — 1.2%
HCA, Inc., 8.50%, 4/15/19		1,700	1,863,625
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,200	1,278,000
10.00%, 5/01/18		280	315,000
8.88%, 7/01/19		1,150	1,243,437

			4,700,062

Hotels, Restaurants & Leisure — 0.3%
McDonald’s Corp., 5.70%, 2/01/39		850	1,018,794

Household Durables — 0.6%
Irwin Land LLC (a):
Series A-1, 5.03%, 12/15/25		575	550,126
Series A-2, 5.30%, 12/15/35		780	681,408
Standard Pacific Corp., 10.75%, 9/15/16		1,000	1,052,500

			2,284,034

Household Products — 0.3%
Kimberly-Clark, Corp., 6.63%, 8/01/37		975	1,300,083

IT Services — 0.2%
iPayment, Inc., 9.75%, 5/15/14		270	244,013
iPayment Investors LP, 12.75%, 7/15/14 (a)(h)		815	696,770

			940,783

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc.:
7.25%, 2/01/14		30	30,600
7.38%, 2/01/16		5	5,038
7.38%, 1/15/17		10	10,075

			45,713

Industrial Conglomerates — 0.5%
Sequa Corp. (a):
11.75%, 12/01/15		760	782,800
13.50%, 12/01/15 (h)		927	964,580

			1,747,380

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	55

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Insurance — 2.1%
Chubb Corp., 6.00%, 5/11/37	USD	1,415	$1,635,954
Metropolitan Life Global Funding I (a):
2.50%, 1/11/13		2,550	2,606,253
5.13%, 6/10/14		775	858,529
Prudential Financial, Inc.:
4.75%, 9/17/15		1,220	1,308,667
5.70%, 12/14/36		950	970,820
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		505	632,242

			8,012,465

Machinery — 0.4%
AGY Holding Corp., 11.00%, 11/15/14		340	289,000
Navistar International Corp., 8.25%, 11/01/21		1,200	1,257,000

			1,546,000

Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)		1,100	1,210,066

Media — 5.4%
Affinion Group, Inc., 10.13%, 10/15/13		740	758,500
CCH II LLC, 13.50%, 11/30/16		1,815	2,150,302
CMP Susquehanna Corp., 3.64%, 5/15/14 (a)(b)		55	1,100
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		318	329,925
Series B, 9.25%, 12/15/17		1,272	1,334,010
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,000	2,810,936
Comcast Cable Communications LLC, 6.75%, 1/30/11		1,000	1,024,259
Comcast Corp., 6.40%, 3/01/40		350	399,363
DIRECTV Holdings LLC, 6.00%, 8/15/40		230	242,069
Discovery Communications LLC, 3.70%, 6/01/15		470	494,427
NBC Universal, Inc., 5.15%, 4/30/20 (a)		680	731,937
News America Holdings, Inc.:
8.45%, 8/01/34		2,475	3,333,003
8.15%, 10/17/36		145	186,081
Nielsen Finance LLC, 10.00%, 8/01/14		1,060	1,113,000
Rainbow National Services LLC (a):
8.75%, 9/01/12		225	225,281
10.38%, 9/01/14		1,070	1,110,125
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)		1,310	1,251,050
Time Warner Cable, Inc., 7.30%, 7/01/38		970	1,198,635
Time Warner Cos., Inc., 7.57%, 2/01/24		1,635	2,045,774

			20,739,777

Metals & Mining — 0.6%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		270	282,064
Falconbridge Ltd., 6.20%, 6/15/35		1,550	1,572,486
McJunkin Red Man Corp., 9.50%, 12/15/16 (a)		495	436,837

			2,291,387

Multi-Utilities — 0.4%
Dominion Resources, Inc., 6.00%, 11/30/17		1,135	1,356,809

Multiline Retail — 0.4%
Dollar General Corp., 11.88%, 7/15/17 (h)		1,500	1,725,000

Oil, Gas & Consumable Fuels — 6.4%
BP Capital Markets Plc, 3.13%, 3/10/12 (d)		1,505	1,507,601
Berry Petroleum Co., 8.25%, 11/01/16		160	161,600
Burlington Resources Finance Co., 7.40%, 12/01/31		950	1,243,198
Canadian Natural Resources, Ltd.:
6.50%, 2/15/37		430	514,390
6.25%, 3/15/38		500	571,164
6.75%, 2/01/39		950	1,177,972
Cenovus Energy, Inc., 6.75%, 11/15/39		565	693,274

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Chesapeake Energy Corp., 6.63%, 8/15/20	USD	1,280	$1,284,800
Conoco Funding Co., 7.25%, 10/15/31		150	196,518
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		150	176,264
Consol Energy, Inc. (a):
8.00%, 4/01/17		1,139	1,201,645
8.25%, 4/01/20		861	913,736
Devon Energy Corp., 7.95%, 4/15/32		650	894,072
EnCana Corp.:
6.50%, 8/15/34		70	80,122
6.63%, 8/15/37		775	929,632
Enterprise Products Operating LLC:
6.13%, 2/01/13		710	772,184
6.13%, 10/15/39		700	748,222
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20		510	545,626
MidAmerican Energy Co., 5.80%, 10/15/36		800	926,882
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		950	1,076,793
6.50%, 9/15/37		2,115	2,569,886
Nexen, Inc., 6.40%, 5/15/37		750	823,130
Peabody Energy Corp., 6.50%, 9/15/20		1,220	1,282,525
Petrobras International Finance Co.:
5.88%, 3/01/18		80	86,884
5.75%, 1/20/20		1,760	1,886,504
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		680	675,995
Valero Energy Corp., 6.63%, 6/15/37		1,300	1,317,012
Whiting Petroleum Corp., 7.25%, 5/01/12		20	20,000

			24,277,631

Paper & Forest Products — 1.1%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		1,650	1,806,750
International Paper Co., 7.30%, 11/15/39		610	687,355
NewPage Corp., 11.38%, 12/31/14		2,005	1,629,062

			4,123,167

Pharmaceuticals — 2.3%
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		1,500	1,903,332
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		900	1,233,876
Schering-Plough Corp., 6.55%, 9/15/37		1,250	1,644,859
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,475	1,811,636
Wyeth, 5.95%, 4/01/37 (d)		1,775	2,137,215

			8,730,918

Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		125	129,688

Road & Rail — 0.6%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40 (d)		940	1,056,242
Canadian National Railway Co., 6.38%, 10/15/11		1,000	1,062,017

			2,118,259

Software — 0.2%
BMS Holdings, Inc., 8.59%, 2/15/12 (a)(h)		145	2,895
Oracle Corp., 5.38%, 7/15/40 (a)		885	959,329

			962,224

Specialty Retail — 0.1%
General Nutrition Centers, Inc., 10.75%, 3/15/15		405	414,113

Textiles, Apparel & Luxury Goods — 0.1%
Quiksilver, Inc., 6.88%, 4/15/15		250	231,250

Thrifts & Mortgage Finance — 0.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)		1,325	1,399,615

Tobacco — 0.2%
Philip Morris International, Inc., 4.50%, 3/26/20		650	709,057

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)			Value

Wireless Telecommunication Services — 2.7%
Cricket Communications, Inc.:
10.00%, 7/15/15	USD	105		$109,988
7.75%, 5/15/16		1,452		1,499,190
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,595		1,774,618
Digicel Group Ltd., 8.25%, 9/01/17 (a)		150		155,812
MetroPCS Wireless, Inc., 9.25%, 11/01/14		60		62,400
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		410		408,975
Rogers Communications, Inc., 7.50%, 8/15/38		1,175		1,561,281
SBA Tower Trust, 4.25%, 4/15/40 (a)		950		1,013,716
Sprint Capital Corp.:
6.88%, 11/15/28		780		651,300
8.75%, 3/15/32		350		337,312
Vodafone Group Plc, 4.15%, 6/10/14		2,500		2,685,585

				10,260,177

Total Corporate Bonds — 56.3%				214,738,031

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	160		105,934
Italy Government International Bond, 5.38%, 6/15/33	USD	470		488,228
Japan Finance Corp., 2.00%, 6/24/11		880		889,520
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		655		663,653
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		120		130,225
Series E, 5.25%, 7/02/12		405		437,179
Series E, 4.38%, 1/15/13		260		281,620
Series E, 4.00%, 2/02/15		235		260,304
Mexico Government International Bond, 5.63%, 1/15/17		370		415,325
Province of Ontario Canada:
4.10%, 6/16/14		1,235		1,358,626
Series 1, 1.88%, 11/19/12		1,180		1,207,031
Qatari Diar Finance QSC, 3.50%, 7/21/15 (a)		915		932,385
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		1,371		1,627,962
United Mexican States, Series A, 5.13%, 1/15/20		215		233,275

Total Foreign Agency Obligations — 2.4%				9,031,267

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 4.6%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		1,100		878,827
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18		—	(j)	81
Countrywide Alternative Loan Trust:

Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,700		1,394,411
Series 2006-0A21, Class A1, 0.46%, 3/20/47 (b)		955		501,495
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		800		579,452
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46 (b)		387		218,908
Series 2007-10, Class A22, 6.00%, 7/25/37		864		695,901

Non-Agency Mortgage-Backed Securities	Par (000)			Value

Collateralized Mortgage Obligations (concluded)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-0A1, Class A1, 0.46%, 2/25/47 (b)	USD	309		$185,937
GSR Mortgage Loan Trust (b):
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35		3,183		2,974,567
Series 2006-AR1, Class 2A1, 5.00%, 1/25/36		804		636,959
Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A, 0.60%, 9/19/35 (b)		103		63,200
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.44%, 12/25/36 (b)		798		568,564
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		1,100		885,120
JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.75%, 3/25/37		755		638,681
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 5.64%, 5/25/36 (b)		805		547,267
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33		3,460		3,607,044
Station Place Securitization Trust, Series 2009-1, Class A, 1.76%, 1/25/40 (a)(b)		1,580		1,580,000
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.18%, 5/25/47 (b)		436		274,613
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-3, Class A9, 5.50%, 3/25/36		590		573,615
Series 2006-AR4, Class 2A4, 5.69%, 4/25/36 (b)		300		265,480
Series 2007-10, Class 1A21, 6.00%, 7/25/37		523		445,587

				17,515,709

Commercial Mortgage-Backed Securities — 12.8%
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, 12/15/35		2,970		3,149,190
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.29%, 12/10/49 (b)		2,020		2,155,403
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.02%, 12/10/49 (b)		1,515		1,569,447
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		990		1,011,361
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B, 7.18%, 11/10/33		3		2,790
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.78%, 11/18/35		2,630		2,789,945
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/35		2,310		2,441,978
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C3, Class A2, 4.93%, 7/10/39		2,580		2,732,885
Series 2004-C3, Class A4, 4.55%, 12/10/41		2,475		2,523,990
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35		1,966		2,037,976
Series 2004-CBX, Class A4, 4.53%, 1/12/37		2,380		2,429,775
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A3, 5.29%, 6/15/29 (b)		2,530		2,660,267
Merrill Lynch Mortgage Trust, Series 2004BPC1, Class A3, 4.47%, 10/12/41 (b)		4,280		4,365,337
Morgan Stanley Capital I, Series 2005-T17, Class A4, 4.52%, 12/13/41		2,663		2,731,714
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21, Class A3, 5.38%, 10/15/44 (b)		644		645,136
Series 2006-C28, Class A2, 5.50%, 10/15/48 (i)		14,000		14,389,848
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		1,105		1,122,181

				48,759,223

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	57

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)			Value

Interest Only Collateralized Mortgage Obligations — 0.0%
Collateralized Mortgage Obligation Trust, Series 42, Class R, 6,000.00%, 10/01/14	USD	—	(j)	$399
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.63%, 6/19/27 (a)(b)		2,776		55,527
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-1, Class IO, 0.42%, 3/25/22 (b)		591		1

				55,927

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Morgan Stanley Capital I, Series 1997-HF1, Class X, 2.23%, 7/15/29 (a)(b)		10		—

Total Non-Agency Mortgage-Backed Securities — 17.4%				66,330,859

Other Interests (k)	Beneficial Interest (000)

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		2		381

Total Other Interests — 0.0%				381

Preferred Securities

Capital Trusts	Par (000)

Insurance — 1.0%
The Allstate Corp., 6.50%, 5/15/67 (b)		2,150		1,956,500
The Lincoln National Corp., 6.05%, 4/20/67 (b)		750		630,000
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)		750		719,405
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)		575		520,375

Total Capital Trusts — 1.0%				3,826,280

Preferred Stocks	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(c)		12,873		—

Specialty Retail — 0.0%
Lazydays RV Center, Inc., 0.00% (c)		55		65,455

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 0.00% (c)		40,000		16,400
Freddie Mac, Series Z, 8.38% (c)		94,539		31,198

				47,598

Total Preferred Stocks — 0.0%				113,053

Total Preferred Securities — 1.0%				3,939,333

Taxable Municipal Bonds	Par (000)

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16	USD	470		530,621
City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40		250		276,510
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		260		312,629

Taxable Municipal Bonds	Par (000)			Value

East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	USD	950		$1,105,619
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,260		1,455,161
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		670		860,649
New York City Municipal Water Finance Authority, RB, Build America Bonds, 5.72%, 6/15/42		690		771,441
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550		590,123
5.60%, 3/15/40		950		1,035,918
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		395		450,138
Princeton University, 5.70%, 3/01/39		575		697,866
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		1,100		1,212,684
Build America Bonds, 7.35%, 11/01/39		540		622,409
Build America Bonds, Various Purpose, 7.50%, 4/01/34		360		408,798
Various Purpose, Series 3, 5.45%, 4/01/15		2,475		2,648,448
State of Illinois, GO, Pension, 5.10%, 6/01/33		960		818,438

Total Taxable Municipal Bonds — 3.6%				13,797,452

U.S. Government Sponsored Agency Securities

Agency Obligations — 7.6%
Fannie Mae:
6.45%, 10/09/19 (f)(l)		6,125		4,037,784
7.13%, 1/15/30 (f)		4,000		5,810,888
5.63%, 7/15/37 (d)		825		1,042,898
Federal Home Loan Banks:
5.38%, 9/30/22 (f)		5,600		6,758,690
5.25%, 12/09/22 (m)		700		835,298
5.37%, 9/09/24 (m)		1,100		1,329,565
Federal Housing Administration, Merrill Projects:
Series 29, 7.43%, 10/01/20		43		42,852
Series 42, 7.43%, 9/25/22		42		41,968
Federal Housing Administration, Westmore Project, 7.25%, 4/01/21		1,428		1,414,135
Freddie Mac:
1.75%, 6/15/12 (f)		1,200		1,224,450
5.50%, 7/18/16		210		252,044
5.00%, 2/16/17		420		493,369
Resolution Funding Corp.,8.55%, 4/15/30 (l)		6,055		2,830,791
Tennessee Valley Authority, 5.25%, 9/15/39		2,405		2,852,183

				28,966,915

Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 2,454.59%, 5/25/21 (b)		—	(j)	3,263
Series 1991-87, Class S, 25.94%, 8/25/21 (b)		32		51,057
Series 2005-5, Class PK, 5.00%, 12/25/34		1,341		1,466,120
Series G-7, Class S, 1,112.85%, 3/25/21 (b)		—	(j)	2,209
Series G-17, Class S, 1,051.96%, 6/25/21 (b)		—	(j)	3,223
Series G-49, Class S, 1,005.55%, 12/25/21 (b)		—	(j)	1,242
Freddie Mac Mortgage-Backed Securities:
Series 19, Class R, 16,113.87%, 3/15/20 (b)		—	(j)	815
Series 75, Class R, 9.50%, 1/15/21		—	(j)	1
Series 75, Class RS, 21.65%, 1/15/21 (b)		—	(j)	1
Series 173, Class R, 9.00%, 11/15/21		—	(j)	8
Series 173, Class RS, 9.18%, 11/15/21 (b)		—	(j)	8
Series 1057, Class J, 1,008.00%, 3/15/21		—	(j)	1,215

				1,529,162

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)			Value

Federal Deposit Insurance Corporation Guaranteed — 1.8%
Citigroup Funding, Inc. (f):
2.13%, 7/12/12	USD	1,460		$1,500,652
1.88%, 10/22/12		2,900		2,970,952
General Electric Capital Corp.:
2.00%, 9/28/12		1,850		1,900,300
2.13%, 12/21/12		525		541,324

				6,913,228

Interest Only Collateralized Mortgage Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17		3		477
Series 89, Class 2, 8.00%, 10/01/18		5		744
Series 94, Class 2, 9.50%, 8/01/21		2		354
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(j)	355
Series 1990-136, Class S, 19.80%, 11/25/20 (b)		8		12,227
Series 1991-38, Class N, 1,008.50%, 4/25/21		—	(j)	9
Series 1991-99, Class L, 930.00%, 8/25/21		—	(j)	1,444
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(j)	2,125
Series 1997-50, Class SI, 1.20%, 4/25/23 (b)		209		7,400
Series G-10, Class S, 1,076.50%, 5/25/21 (b)		—	(j)	7,830
Series G-12, Class S, 1,142.80%, 5/25/21 (b)		—	(j)	4,905
Series G-33, Class PV, 1,078.40%, 10/25/21		—	(j)	4,285
Series G92-5, Class H, 9.00%, 1/25/22		44		7,985
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21		—	(j)	362
Series 192, Class U, 1,009.03%, 2/15/22 (b)		—	(j)	322
Series 200, Class R, 194,822.03%, 12/15/22 (b)		—	(j)	7
Series 1043, Class H, 43.59%, 2/15/21 (b)		4		9,715
Series 1054, Class I, 854.20%, 3/15/21 (b)		—	(j)	723
Series 1056, Class KD, 1,084.50%, 3/15/21		—	(j)	1,001
Series 1148, Class E, 1,160.00%, 10/15/21 (b)		—	(j)	2,692
Series 1254, Class Z, 8.50%, 4/15/22		91		22,624
Series 1831, Class PG, 6.50%, 3/15/11		9		95
Series 2611, Class QI, 5.50%, 9/15/32		3,074		366,192

				453,873

Mortgage-Backed Securities — 24.7%
Fannie Mae Mortgage-Backed Securities (n):
4.00%, 4/01/25 – 9/15/40 (f)		9,004		9,445,469
4.50%, 9/15/40		8,500		8,925,000
5.00%, 2/01/39 – 9/15/40 (f)		23,390		24,857,372
5.50%, 12/01/13 – 9/15/40 (f)		11,344		12,132,706
6.00%, 3/01/16 – 9/15/40 (f)		13,136		14,211,489
Freddie Mac Mortgage-Backed Securities:
4.00%, 3/01/25 – 6/01/25 (f)		16,453		17,329,762
4.50%, 4/01/40 – 9/15/40 (f)(n)		6,088		6,397,463
5.50%, 6/01/40		1,008		1,076,749
8.00%, 4/15/24 – 6/15/25		68		78,935

				94,454,945

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23		12		10,255
Series 228, Class 1, 6/01/23		8		6,954
Series 1993-51, Class E, 2/25/23		39		34,414
Series 1993-70, Class A, 5/25/23		6		5,440
Freddie Mac Mortgage-Backed Securities, Series 1739, Class B, 2/15/24		32		30,812

				87,875

Total U.S. Government Sponsored Agency Securities — 34.7%				132,405,998

U.S. Treasury Obligations	Par (000)			Value

U.S. Treasury Bonds:
8.13%, 8/15/21	USD	1,550		$2,361,086
8.00%, 11/15/21 (f)		12,255		18,583,556
U.S. Treasury Notes:
1.75%, 7/31/15 (f)		8,175		8,346,184
1.25%, 8/31/15		12,180		12,124,809
2.63%, 8/15/20 (f)		42,707		43,254,186
4.25%, 5/15/39 (f)		2,770		3,128,802
4.50%, 8/15/39 (d)		2,520		2,963,364
4.63%, 2/15/40 (f)		2,745		3,293,144
4.38%, 5/15/40		4,685		5,406,051
3.88%, 8/15/40		1,700		1,807,047

Total U.S. Treasury Obligations — 26.6%				101,268,229

Warrants (o)	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (a)		14,710		—

Total Warrants — 0.0%				—

Total Long-Term Investments (Cost — $540,226,878) — 148.4%				565,910,257

Short-Term Securities	Par (000)

Borrowed Bond Agreement — 0.1%
JPMorgan Securities Inc., 0.13%, 9/02/10	USD	295		$294,606

Total Short-Term Securities (Cost — $294,606) — 0.1%				294,606

Options Purchased	Contracts

Exchange-Traded Call Options — 0.0%
Five-Year U.S. Treasury Note Future, Strike Price USD 121.00, Expires 11/26/10		21		12,469

Exchange-Traded Put Options — 0.0%
Five-Year U.S. Treasury Note Future, Strike Price USD 117.00, Expires 11/26/10		21		3,445

	Notional Amount (000)

Over-the-Counter Call Swaptions — 1.7%
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International	USD	4,500		614,002
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		5,600		507,035
Receive a fixed rate of 4.01% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000		709,542
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700		1,133,055
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,300		295,992
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200		382,460

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	59

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA	USD	4,700	$439,135
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,700	370,111
Receive a fixed rate of 3.72% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		5,000	397,700
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		5,300	210,739
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	1,371,610

			6,431,381

Over-the-Counter Put Swaptions — 0.2%
Pay a fixed rate of 2.02% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker Bank of America NA		5,700	17,972
Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International		4,500	13,648
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		9,100	39,694
Pay a fixed rate of 4.01% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000	28,938
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700	66,843
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,300	30,059
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200	99,229
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		4,700	108,490
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,700	136,070
Pay a fixed rate of 3.72% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG		5,000	143,730
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		5,300	19,059
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	248,301

			952,033

Total Options Purchased (Cost — $5,760,853) — 1.9%			7,399,328

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $546,282,337*) — 150.4%			573,604,191

Borrowed Bonds	Par (000)		Value

U.S. Treasury Notes, 2.63%, 8/15/20	USD	290	$(293,716)

Total Borrowed Bonds (Proceeds — $293,743) — (0.1)%			(293,716)

TBA Sale Commitments (n)

Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/25 – 9/15/40	5,900	(6,196,841)
4.50%, 9/15/40	8,500	(8,925,000)
5.00%, 2/01/39 – 9/15/40	17,900	(19,007,563)
5.50%, 12/01/13 – 9/15/40	800	(857,297)
6.00%, 3/01/16 – 9/15/40	7,640	(8,224,933)
Freddie Mac Mortgage-Backed Securities:
4.00%, 3/01/25 – 6/01/25	16,400	(17,214,883)
4.50%, 4/01/40 – 9/15/40	6,000	(6,292,500)

Total TBA Sale Commitments (Proceeds — $66,590,987) — (17.5)%		(66,719,017)

Options Written	Notional Amount (000)

Over-the-Counter Call Swaptions — (2.7)%
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 11/04/10, Broker Barclays Bank Plc	15,000	(3,202,425)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc	6,800	(836,652)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA	3,500	(429,674)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG	5,000	(528,005)
Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG	3,500	(381,640)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG	3,500	(359,842)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA	1,700	(147,660)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	4,800	(728,155)

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG	USD	3,300	$(506,464)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,000	(942,624)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(54,225)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(156,432)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(237,206)
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA		9,200	(1,021,044)
Pay a fixed rate of 4.84% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,600	(331,672)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker Goldman Sachs Bank USA		3,800	(202,103)
Pay a fixed rate of 3.97% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker Bank of America NA		2,800	(129,575)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA		3,100	(351,543)

			(10,546,941)

Over-the-Counter Put Swaptions — (0.4)%
Receive a fixed rate of 2.32% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker Bank of America NA		5,700	(7,393)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 11/04/10, Broker Barclays Bank Plc		15,000	(285)
Receive a fixed rate of 2.10% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker Citibank NA		14,900	(1,058)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		6,800	(29,254)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		3,500	(15,221)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG		5,000	(33,845)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		3,500	(62,940)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		3,500	(68,547)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA	USD	1,700	$(43,680)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker Morgan Stanley Capital Services, Inc.		8,100	(183,668)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(74,894)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		3,300	(50,642)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,000	(93,432)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(13,273)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(56,020)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(86,830)
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA		9,200	(57,868)
Receive a fixed rate of 4.84% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,600	(78,049)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		7,900	(170,830)
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker Goldman Sachs Bank USA		3,800	(93,700)
Receive a fixed rate of 3.97% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker Bank of America NA		2,800	(78,221)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA		3,100	(132,829)

			(1,432,479)

Total Options Written (Premiums Received — $8,239,160) — (3.1)%			(11,979,420)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 129.7%			494,612,038
Liabilities in Excess of Other Assets — (29.7)%			(113,232,562)

Net Assets — 100.0%			$381,379,476

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	61

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$546,874,632

Gross unrealized appreciation	$37,100,850
Gross unrealized depreciation	(10,371,291)

Net unrealized appreciation	$26,729,559

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(i)	All or a portion of security has been pledged as collateral in connection with Term Asset-Backed Securities Loan Facility (“TALF”) Program.

(j)	Amount is less than $1,000.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Credit Suisse Securities LLC	$(4,516,342)	$(10,748)
Deutsche Bank Securities, Inc.	$(5,194,201)	$(52,467)
Goldman Sachs & Co.	$7,980,173	$27,870
Greenwich Financial Services	$(3,983,279)	$12,775
Morgan Stanley Capital Services, Inc.	—	$2,531
Nomura Securities International, Inc.	$10,990,732	$22,419
UBS Securities	$(7,867,126)	$(44,805)
Wells Fargo Bank, NA	$(17,215,882)	$(43,319)

(o)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	30,000,661	(30,000,661)	—	$4,942

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	2,175,000	USD	3,475,346	Royal Bank of Scotland	9/07/10	$(139,814)
GBP	1,515,000	USD	2,422,152	UBS Securities	9/07/10	(98,782)
USD	5,878,908	GBP	3,690,000	Goldman Sachs Bank USA	9/07/10	220,007
USD	1,776,552	EUR	1,405,500	Citibank NA	9/15/10	(4,530)
EUR	3,205,000	USD	4,092,112	Goldman Sachs Bank USA	10/14/10	(30,801)
USD	814,398	GBP	533,500	Citibank NA	10/20/10	(3,519)

Total						$(57,439)

•	Reverse repurchase agreements outstanding as of August 31, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

RBS Securities, Inc.	0.40%	1/13/10	Open	$2,914,883	$2,908,350
Barclays Capital, Inc.	0.27%	3/04/10	Open	2,115,957	2,114,044
Barclays Capital, Inc.	0.29%	3/04/10	Open	15,616,448	15,602,329
Credit Suisse Securities (USA) LLC	0.30%	3/05/10	Open	4,318,122	4,313,809
Credit Suisse Securities (USA) LLC	0.27%	7/28/10	Open	5,882,732	5,881,531
Morgan Stanley & Co., Inc.	0.23%	8/02/10	9/02/10	14,194,951	14,192,230
Barclays Capital, Inc.	0.25%	8/11/10	Open	1,867,818	1,867,600
Barclays Capital, Inc.	0.27%	8/11/10	9/01/10	7,920,674	7,919,750
BNP Paribas Securities Corp.	0.25%	8/11/10	9/14/10	35,286,900	35,282,000
JPMorgan Securities, Inc.	0.11%	8/27/10	Open	3,995,031	3,995,000

JPMorgan Securities, Inc.	0.21%	8/30/10	Open	12,835,657	12,835,550

Total				$106,949,173	$106,912,193

•	Financial futures contracts purchased as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

59	2-Year U.S. Treasury Bond	Chicago Mercantile	September 2010	$12,929,154	$17,659
63	10-Year U.S. Treasury Bond	Chicago Mercantile	September 2010	$7,953,749	15,751
72	EuroBund	Eurex	September 2010	$12,122,084	143,582
340	30-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$45,456,879	453,746
129	30-Year Ultra U.S. Treasury Bond	Chicago Mercantile	December 2010	$18,628,256	24,338

Total					$655,076

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Financial futures contracts sold as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

3	2-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$657,229	$(193)

654	5-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$78,471,718	(217,767)

204	10-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$25,524,501	(102,999)

60	Euro Dollars	Chicago Mercantile	December 2011	$14,836,350	(40,650)

Total					$(361,609)

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Received Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

Dow Jones CDX North America Investment Grade Index 14	1.00%	Citibank NA	June 2015	$3,300	$3,636

Dow Jones CDX North America Investment Grade Volatility Index	1.00%	Citibank NA	June 2015	$3,300	640

Total					$4,276

•	Credit default swaps on traded indexes — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Received Rate	Counterparty	Expiration	Average Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

Dow Jones CDX North America High Yield	5.00%	Credit Suisse International	June 2015	B	$13,400	$119,048

Dow Jones CDX North America High Yield	5.00%	Credit Suisse International	June 2015	B	$1,500	4,343

Total						$123,391

	[1]	Using S&P’s rating.

	[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Received Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	$50	$(956)

Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	$425	(46,299)

Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	$150	(17,683)

NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	$65	(902)

NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	$275	(8,960)

Macy’s, Inc.	1.00%	Morgan Stanley International	September 2014	$155	(443)

Total					$(75,243)

•	Interest rate swaps outstanding as of August 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.79% (a)	3-month LIBOR	Deutsche Bank AG	July 2012	$11,700	$(31,458)

0.81% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	$11,600	(35,899)

0.85% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2012	$11,700	(43,794)

0.65% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2012	$1,900	179

0.68% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2012	$8,700	4,435

0.76% (a)	3-month LIBOR	Credit Suisse International	August 2012	$7,800	(16,103)

3.66% (b)	3-month LIBOR	Citibank NA	April 2013	$5,500	401,039

1.72% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2013	$9,200	210,174

4.28% (b)	3-month LIBOR	Credit Suisse International	July 2013	$47,800	4,529,444

1.94% (b)	3-month LIBOR	Royal Bank of Scotland Plc	July 2015	$2,700	51,070

1.59% (a)	3-month LIBOR	Deutsche Bank AG	August 2015	$600	(785)

1.62% (a)	3-month LIBOR	Deutsche Bank AG	August 2015	$9,100	(27,004)

1.64% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	$9,300	(38,334)

1.66% (a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	$8,200	(39,811)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	63

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Interest rate swaps outstanding as of August 31, 2010 were as follows (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.67% (a)	3-month LIBOR	Bank of America NA	August 2015	$2,800	$(15,446)

1.69% (a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	$2,300	(14,669)

1.57% (b)	3-month LIBOR	JPMorgan Chase Bank NA	September 2015	$1,000	—

2.13% (a)	3-month LIBOR	Barclays Bank Plc	August 2017	$2,100	(12,154)

3.34% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	June 2020	$6,000	467,049

3.05% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2020	$2,300	118,983

3.05% (a)	3-month LIBOR	UBS AG	July 2020	$2,100	(108,509)

2.50% (a)	3-month LIBOR	Deutsche Bank AG	August 2020	$11,800	(12,266)

2.56% (a)	3-month LIBOR	Citibank NA	August 2020	$400	(2,679)

2.56% (b)	3-month LIBOR	Credit Suisse International	August 2020	$900	5,922

2.57% (b)	3-month LIBOR	Deutsche Bank AG	August 2020	$1,200	9,690

2.68% (b)	3-month LIBOR	Citibank NA	August 2020	$1,500	26,728

2.70% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2020	$1,800	(35,708)

2.88% (b)	3-month LIBOR	Bank of America NA	August 2020	$800	28,790

2.76% (a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	$1,300	(32,633)

2.92% (a)	3-month LIBOR	Barclays Bank Plc	August 2020	$1,500	(59,243)

4.84% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	January 2038	$4,400	(1,418,003)

4.44% (a)	3-month LIBOR	JPMorgan Chase Bank NA	April 2040	$1,400	(358,199)

Total					$3,550,806

	(a)	Pays fixed interest rate and receives floating rate.

	(b)	Pays floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of August 31, 2010 were as follows:

Interest Receivable Rate	Counterparty	Expiration Date	Notional Value	Unrealized Appreciation

2.52%	Deutsche Bank AG	May 2020	$4,300	$207,062	(a)

2.62%	Morgan Stanley	May 2020	$7,100	$410,465	(a)
	Capital Services, Inc.

Total				$617,527

(a)	Based on the change in return of the Consumer Price Index for All Urban Consumers and pays at maturity.

•

For Trust compliance purposes, the Trust ‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$19,239,623	$5,145,849	$24,385,472
Common Stocks	—	—	13,235	13,235
Corporate Bonds	—	214,736,931	1,100	214,738,031
Foreign Agency Obligations	—	9,031,267	—	9,031,267
Non-Agency Mortgage-Backed Securities	—	63,998,951	2,331,908	66,330,859
Other Interests	—	—	381	381
Preferred Securities	$47,598	3,826,280	65,455	3,939,333
Taxable Municipal Bonds	—	13,797,452	—	13,797,452
U.S. Government Sponsored Agency Securities	—	130,906,203	1,499,795	132,405,998
U.S. Treasury Obligations	—	101,268,229	—	101,268,229
Short-Term Securities	—	294,606	—	294,606
Liabilities:
Investments in Securities:
Long-Term Investments:
Borrowed Bonds	—	(293,716)	—	(293,716)
TBA Sale Commitments	—	(66,719,017)	—	(66,719,017)
TALF Loans	—	(11,763,225)	—	(11,763,225)

Total	$47,598	$478,323,584	$9,057,723	$487,428,905

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$127,667	—	$127,667
Foreign currency exchange contracts	—	220,007	—	220,007
Interest rate contracts	$670,990	13,236,917	—	13,907,907
Other contracts	—	617,527	—	617,527
Liabilities:
Credit contracts	—	(75,243)	—	(75,243)
Foreign currency exchange contracts	—	(277,446)	—	(277,446)
Interest rate contracts	(361,609)	(14,282,117)	—	(14,643,726)

Total	$309,381	$(432,688)	—	$(123,307)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	U.S. Government Sponsored Agency Securities	Total

Assets:
Balance, as of August 31, 2009	$1,229,483	—	$1,073,273	$6,225,096	$381	—	$11,194,451	$19,722,684
Accrued discounts/premiums	(234,456)	—	6,872	(17,469)	—	—	(453,019)	(698,072)
Net realized gain (loss)	—	—	(98,527)	(105,079)	—	—	1,432,224	1,228,618
Net change in unrealized appreciation/depreciation[2]	48,583	—	1,251,947	664,082	—	—	(987,862)	976,750
Purchases	—	—	91,852	—	—	—	—	91,852
Sales	—	—	(1,627,547)	(1,532,677)	—	—	(9,685,999)	(12,846,223)
Transfers in3	4,102,239	$13,235	—	1,579,999	—	$65,455	—	5,760,928
Transfers out[3]	—	—	(696,770)	(4,482,044)	—	—	—	(5,178,814)

Balance, as of August 31, 2010	$5,145,849	$13,235	$1,100	$2,331,908	$381	$65,455	$1,499,795	$9,057,723

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $103,970.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	65

Schedule of Investments August 31, 2010	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M2, 0.70%, 3/25/35 (a)	$5,890		$5,319,088
Freddie Mac Mortgage-Backed Securities, Series T-11, Class A9, 2.36%, 1/25/28 (a)	2,776		2,833,723
GSAA Home Equity Trust, Series 2005-1, Class AF2, 4.32%, 11/25/34 (a)	1,244		1,198,353
Securitized Asset-Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.69%, 10/25/35 (a)	1,875		818,396
Small Business Administration Participation Certificates, Class 1:
Series 1996-20E, 7.60%, 5/01/16	287		308,277
Series 1996-20G, 7.70%, 7/01/16	259		282,578
Series 1996-20H, 7.25%, 8/01/16	394		429,759
Series 1996-20K, 6.95%, 11/01/16	695		742,769
Series 1997-20C, 7.15%, 3/01/17	287		312,553
Small Business Administration, Series 1, 1.00%, 4/01/15	2,294		23,110

			12,268,606

Interest Only — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	5,273		278,487
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29	9,394		959,967

			1,238,454

Total Asset-Backed Securities — 2.7%			13,507,060

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.0%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18	—	(c)	174
Countrywide Alternative Loan Trust, Series 2005-28CB, Class 1A5, 5.50%, 8/25/35	1,741		1,697,927
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	1,432		1,263,863
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.53%, 10/25/35 (a)	3,429		2,500,674
JPMorgan Mortgage Trust, Series 2006-A7, Class 2A2, 5.76%, 1/25/37 (a)	629		500,260
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.13%, 8/25/23 (a)	95		99,146
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	4,844		5,049,861
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.83%, 8/25/34 (a)	1,555		1,320,380
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1C, 1.46%, 1/25/46 (a)	5,586		2,400,705

			14,832,990

Commercial Mortgage-Backed Securities — 4.5%
Credit Suisse Mortgage Capital Certificates:
Series 2006-C5, Class A2, 5.25%, 12/15/39 (d)	14,000		14,437,543
Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420		2,406,134
First Union-Lehman Brothers Commercial Mortgage, Series 1997-C2, Class D, 7.12%, 11/18/29	2,875		3,065,969
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2, 5.93%, 6/15/49 (a)	2,200		2,289,102

			22,198,748

Interest Only Collateralized Mortgage Obligations — 1.3%
Bank of America Mortgage Securities Inc., Series 2003-3, Class 1AIO, 0.28%, 5/25/18 (a)	123,991		439,150
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	1,115		125,461

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (concluded)
Collateralized Mortgage Obligation Trust, Series 42, Class R, 6,000.00%, 10/01/14	$—	(c)	$856
First Boston Mortgage Securities Corp., Series C, Class I-O, 10.97%, 4/25/17	35		5,315
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.63%, 6/19/27 (a)(b)	5,519		110,384
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	120,588		528,177
Kidder Peabody Mortgage Assets Trust, Series B, Class A2, 9.50%, 4/22/18	32		5,528
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.98%, 4/25/34	14,009		157,598
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	732		101,507
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	816		57,152
Sequoia Mortgage Trust, Series 2005-2, Class XA, 1.11%, 3/20/35 (a)	40,296		654,802
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-18, Class 7AX, 5.50%, 9/25/35 (a)	1,200		134,987
Series 2005-20, Class 3AX, 5.50%, 10/25/35	2,566		304,528
Series 2006-2, Class 4AX, 5.50%, 3/25/36 (a)	561		67,371
Series 2006-7, Class 3AS, 6.28%, 8/25/36 (a)	31,666		3,562,450
Vendee Mortgage Trust, Series 1999-2, Class 1IO, 0.05%, 5/15/29 (a)	62,908		131,711

			6,386,977

Interest Only Commercial Mortgage-Backed Securities — 0.0%
CS First Boston Mortgage Securities Corp., Series 1997-C1, Class AX, 1.65%, 6/20/29 (a)(b)	4,248		135,743
Morgan Stanley Capital I, Series 1997-HF1, Class X, 2.23%, 7/15/29 (a)(b)	32		2

			135,745

Principal Only Collateralized Mortgage Obligations — 1.0%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-26, Class PO, 8/25/33	2,724		1,875,752
Series 2003-J4, Class PO, 6/25/33	453		434,413
Series 2003-J5, Class PO, 7/25/33	889		672,181
Series 2003-J8, Class PO, 9/25/23	653		513,543
Drexel Burnham Lambert CMO Trust:
Series K, Class 1, 9/23/17	13		11,924
Series V, Class 1, 9/01/18	71		69,166
MASTR Asset Securitization Trust, Series 2004-3, Class 4A15, 3/25/34	247		198,605
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 2/25/36	983		760,361
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 4/25/24	8		5,679
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 11/25/35	668		491,012

			5,032,636

Total Non-Agency Mortgage-Backed Securities — 9.8%			48,587,096

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Agency Obligations — 2.6%
Federal Housing Administration, General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	$233		$230,768
Federal Housing Administration, Merrill Projects, Series 54, 7.43%, 5/15/23	2		2,085
Federal Housing Administration, Reilly Project, Series 41, 8.28%, 3/01/20	622		616,190
Federal Housing Administration, USGI Projects:
Series 87, 7.43%, 12/01/22	70		69,207
Series 99, 7.43%, 6/01/21	4,708		4,660,875
Series 99, 7.43%, 10/01/23	43		42,926
Series 99, 7.43%, 10/01/23	128		126,826
Freddie Mac:
5.50%, 7/18/16 (f)	280		336,058
5.00%, 2/16/17	570		669,572
Resolution Funding Corp., 9.88%, 4/15/30 (e)	13,000		6,077,669

			12,832,176

Collateralized Mortgage Obligations — 14.4%
Fannie Mae Mortgage-Backed Securities:
Series 1991-38, Class F, 8.33%, 4/25/21 (a)	9		8,744
Series 1991-38, Class SA, 10.19%, 4/25/21 (a)	9		8,782
Series 1991-46, Class S, 2,454.59%, 5/25/21 (a)	—	(c)	7,006
Series 1991-87, Class S, 25.94%, 8/25/21 (a)	70		111,559
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	515		608,081
Series 2003-32, Class VT, 6.00%, 9/25/15	4,914		5,067,666
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		13,936,806
Series 2004-29, Class HC, 7.50%, 7/25/30	1,123		1,172,619
Series 2004-31, Class ZG, 7.50%, 5/25/34	2,943		3,615,045
Series 2005-68, Class PC, 5.50%, 7/25/35	1,197		1,327,805
Series 2005-73, Class DS, 16.86%, 8/25/35 (a)	3,656		4,620,255
Series 2006-2, Class KP, 0.00%, 2/25/35 (a)	679		632,485
Series G-7, Class S, 1,112.85%, 3/25/21 (a)	—	(c)	4,742
Series G-17, Class S, 1,051.96%, 6/25/21 (a)	—	(c)	6,920
Series G-49, Class S, 1,005.55%, 12/25/21 (a)	—	(c)	2,665
Freddie Mac Mortgage-Backed Securities:
Series 19, Class F, 8.50%, 3/15/20	113		123,505
Series 19, Class R, 16,113.87%, 3/15/20 (a)	—	(c)	1,784
Series 40, Class K, 6.50%, 8/17/24	433		488,398
Series 75, Class R, 9.50%, 1/15/21	—	(c)	3
Series 75, Class RS, 21.65%, 1/15/21 (a)	—	(c)	3
Series 173, Class R, 9.00%, 11/15/21	—	(c)	16
Series 173, Class RS, 9.18%, 11/15/21 (a)	—	(c)	16
Series 1057, Class J, 1,008.00%, 3/15/21	—	(c)	2,609
Series 1160, Class F, 38.83%, 10/15/21 (a)	23		43,927
Series 1961, Class H, 6.50%, 5/15/12	21		20,803
Series 2218, Class Z, 8.50%, 3/15/30	6,244		7,515,065
Series 2542, Class UC, 6.00%, 12/15/22	10,200		11,098,875
Series 2758, Class KV, 5.50%, 5/15/23	10,025		11,299,113
Series 2765, Class UA, 4.00%, 3/15/11	476		482,782
Series 2861, Class AX, 10.39%, 9/15/34 (a)	332		371,765
Series 2927, Class BZ, 5.50%, 2/15/35	2,806		3,209,548
Ginnie Mae Mortgage-Backed Securities:
Series 1996-5, Class Z, 7.00%, 5/16/26	662		704,033
Series 2001-33, Class PB, 6.50%, 7/20/31	1,078		1,151,735
Series 2004-89, Class PE, 6.00%, 10/20/34	3,392		3,804,411

			71,449,571

Federal Deposit Insurance Corporation Guaranteed — 0.8%
Citigroup Funding, Inc., 1.88%, 10/22/12	3,800		3,892,971

U.S. Government Sponsored Agency Securities	Par (000)		Value

Interest Only Collateralized Mortgage Obligations — 9.3%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17 (a)	$6		$1,025
Series 89, Class 2, 8.00%, 10/01/18	10		1,598
Series 94, Class 2, 9.50%, 8/01/21	4		759
Series 348, Class 25, 4.50%, 1/01/19	12,044		1,118,445
Series 1990-123, Class M, 1,009.50%, 10/25/20	—	(c)	762
Series 1990-136, Class S, 19.80%, 11/25/20 (a)	17		26,252
Series 1991-38, Class N, 1,008.50%, 4/25/21	—	(c)	18
Series 1991-99, Class L, 930.00%, 8/25/21	—	(c)	3,100
Series 1991-139, Class PT, 648.35%, 10/25/21	—	(c)	4,562
Series 1993-199, Class SB, 2.63%, 10/25/23 (a)	1,086		103,106
Series 1996-68, Class SC, 2.26%, 1/25/24 (a)	736		51,834
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	418		14,800
Series 1997-90, Class M, 6.00%, 1/25/28	7,699		1,058,046
Series 1999-W4, Class IO, 6.50%, 12/25/28	426		84,953
Series 2003-122, Class IC, 5.00%, 9/25/18	18		3
Series 2005-43, Class IC, 6.00%, 3/02/34	12		—
Series 2005-45, Class EW, 6.37%, 6/25/35 (a)	39,745		6,481,567
Series 2006-70, Class JI, 6.37%, 6/25/36 (a)	24,614		3,500,077
Series 2008-73, Class SA, 5.84%, 8/25/38 (a)	21,837		2,224,050
Series 2009-3, Class JI, 6.00%, 1/25/49	15,306		1,529,642
Series 2009-43, Class SA, 6.07%, 6/25/39 (a)	34,814		3,554,629
Series G-10, Class S, 1,076.59%, 5/25/21 (a)	—	(c)	16,811
Series G-12, Class S, 1,142.80%, 5/25/21 (a)	—	(c)	10,530
Series G-33, Class PV, 1,078.40%, 10/25/21	—	(c)	9,200
Series G-50, Class G, 1,158.63%, 12/25/21	—	(c)	1,174
Series G92-5, Class H, 9.00%, 1/25/22	113		20,533
Series G92-12, Class C, 1,016.90%, 2/25/22	—	(c)	6,926
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	318		14,424
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21	—	(c)	782
Series 192, Class U, 1,009.03%, 2/15/22 (a)	—	(c)	70
Series 200, Class R, 194,822.03%, 12/15/22 (a)	—	(c)	16
Series 1043, Class H, 43.59%, 2/15/21 (a)	9		20,857
Series 1054, Class I, 854.20%, 3/15/21 (a)	—	(c)	1,553
Series 1056, Class KD, 1,084.80%, 3/15/21	—	(c)	2,150
Series 1148, Class E, 1,160.00%, 10/15/21 (a)	—	(c)	5,780
Series 1914, Class PC, 0.75%, 12/15/11	402		1,267
Series 2545, Class NI, 5.50%, 3/15/22	602		21,641
Series 2559, Class IO, 0.50%, 8/15/30 (a)	267		3,909
Series 2611, Class QI, 5.50%, 9/15/32	5,610		668,350
Series 2687, Class IL, 5.00%, 9/15/18	22		6
Series 2694, Class LI, 4.50%, 7/15/19	473		6,210
Series 2949, Class IO, 5.50%, 3/15/35	964		69,268
Series 3437, Class SD, 6.52%, 4/15/38 (a)	33,770		4,070,300
Ginnie Mae Mortgage-Backed Securities:
Series 2005-31, Class SA, 5.87%, 4/16/35 (a)	23,655		3,313,273
Series 2006-49, Class SA, 6.19%, 2/20/36 (a)	5,767		459,816
Series 2007-23, Class ST, 5.93%, 4/20/37 (a)	4,994		486,922
Series 2008-1, Class AS, 6.23%, 1/20/38 (a)	7,842		803,755
Series 2009-88, Class ES, 6.07%, 10/16/39 (a)	11,525		1,380,565
Series 2009-92, Class SC, 5.92%, 10/16/39 (a)	14,577		1,371,330
Series 2010-4, Class SJ, 6.32%, 5/16/34 (a)	33,955		6,696,808
Series 2010-47, Class BX, 6.27%, 8/16/34 (a)	24,062		3,997,051
Series 2010-101, Class YT, 2.00%, 8/16/13	67,517		2,785,083

			46,005,588

Interest Only Mortgage-Backed Securities — 0.0%
Freddie Mac Mortgage-Backed Securities, 2.73%, 1/01/35 (a)	208		216,782

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	67

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Mortgage-Backed Securities — 148.5%
Fannie Mae Mortgage-Backed Securities:
4.00%, 9/15/40 (g)	$9,000		$9,319,221
4.50%, 1/01/39 – 11/15/40 (f)(g)	157,883		166,093,720
5.00%, 1/01/23 – 9/15/40 (f)(g)	157,921		167,821,851
5.50%, 9/15/25 – 10/15/40 (f)(g)	241,357		258,019,251
5.97%, 8/01/16	3,091		3,590,006
6.00%, 9/15/40 (g)	38,900		41,878,262
6.50%, 10/15/40 (g)	41,300		44,868,568
7.50%, 2/01/22	—	(d)	157
9.50%, 1/01/19 – 9/01/19	3		3,595
Freddie Mac Mortgage-Backed Securities:
4.51%, 11/01/17 (a)	20		21,019
4.98%, 10/01/34 (a)	546		569,260
5.00%, 2/01/22 – 4/01/22 (f)	1,776		1,893,891
5.50%, 9/15/25 (g)	7,000		7,520,625
6.50%, 9/15/40 (g)	100		108,672
9.00%, 9/01/20 (f)	67		73,837
Ginnie Mae Mortgage-Backed Securities:
5.00%, 9/15/40 (g)	23,900		25,681,291
6.50%, 9/15/40 (g)	8,500		9,332,737
7.50%, 8/15/21 – 12/15/23	274		312,797
8.00%, 10/15/22 – 2/15/29	95		110,068
9.00%, 6/15/18 – 9/15/21	9		10,512

			737,229,340

Principal Only Collateralized Mortgage Obligations — 0.6%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23	25		22,016
Series 228, Class 1, 6/01/23	17		14,931
Series 1991-7, Class J, 2/25/21	27		24,232
Series 1993-51, Class E, 2/25/23	84		74,624
Series 1993-70, Class A, 5/25/23	13		11,679
Series 1999-W4, Class PO, 2/25/29	219		201,672
Series 2002-13, Class PR, 3/25/32	494		447,731
Series G93-2, Class KB, 1/25/23	195		171,802
Freddie Mac Mortgage-Backed Securities:
Series 1418, Class M, 11/15/22	89		79,823
Series 1571, Class G, 8/15/23	522		465,192
Series 1691, Class B, 3/15/24	1,221		1,086,689
Series 1739, Class B, 2/15/24	71		69,050
Series T-8, Class A10, 11/15/28	155		153,962

			2,823,403

Total U.S. Government Sponsored Agency Securities — 176.2%			874,449,831

U.S. Treasury Obligations

U.S. Treasury Bonds, 8.00%, 11/15/21 (f)(h)	3,450		5,231,601
U.S. Treasury Notes:
2.63%, 8/15/20 (i)	60,498		61,273,133
4.50%, 8/15/39 (f)	330		388,059
4.63%, 2/15/40 (f)(h)	2,885		3,461,100
4.38%, 5/15/40 (i)	32,935		38,003,904
3.88%, 8/15/40	2,835		3,013,517

Total U.S. Treasury Obligations — 22.4%			111,371,314

Total Long-Term Investments (Cost — $1,033,517,088) — 211.1%			1,047,915,301

Short-Term Securities	Shares		Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (j)(k)	857,657		$857,657

Total Short-Term Securities (Cost — $857,657) — 0.2%			857,657

Options Purchased	Contracts

Exchange-Traded Call Options — 0.0%
Five-Year U.S. Treasury Note Future, Strike Price $121.00, Expires 11/26/10	29		17,218

Exchange-Traded Put Options — 0.0%
Five-Year U.S. Treasury Note Future, Strike Price $117.00, Expires 11/26/10	29		4,758

	Notional Amount (000)

Over-the-Counter Call Swaptions — 0.3%
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Bank of America NA	$6,200		1,325,989

Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 5.47% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Bank of America NA	6,200		29,729

Total Options Purchased (Cost — $512,420) — 0.3%			1,377,694

Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,034,887,165*) — 211.6%			1,050,150,652

TBA Sale Commitments (g)	Par (000)

Fannie Mae Mortgage-Backed Securities:
4.50%, 1/01/39 – 11/15/40	11,300		(11,865,000)
5.00%, 1/01/23 – 9/15/40	48,300		(51,294,502)
5.50%, 9/15/25 – 10/15/40	87,000		(93,022,053)
6.00%, 9/15/40	2,700		(2,906,717)

Total TBA Sale Commitments (Proceeds — $158,720,620) — (32.0)%			(159,088,272)

Options Written	Notional Amount (000)

Over-the-Counter Call Swaptions — (0.4)%
Pay a fixed rate of 3.43% and receive a floating rate based on 3-month LIBOR, Expires 3/24/11, Broker JPMorgan Chase Bank NA	7,000		(524,944)
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA	11,100		(1,231,911)

			(1,756,855)

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Put Swaptions — (0.0)%
Receive a fixed rate of 3.43% and pay a floating rate based on 3-month LIBOR, Expires 3/24/11, Broker JPMorgan Chase Bank NA	$7,000	$(60,221)
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA	11,100	(69,819)

		(130,040)

Total Options Written (Premiums Received — $1,358,915) — (0.4)%		(1,886,895)

Total Investments, Net of TBA Sale Commitments and Outstanding Options Written — 179.2%		889,175,485
Liabilities in Excess of Other Assets — (79.2)%		(392,915,632)

Net Assets — 100.0%		$496,259,853

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010,as computed for federal income tax purposes, were as follows:

	Aggregate cost	$1,035,164,339

	Gross unrealized appreciation	$38,286,881
	Gross unrealized depreciation	(23,300,568)

	Net unrealized appreciation	$14,986,313

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Amount is less than $1,000.

(d)	All or a portion of security has been pledged as collateral in connection with Term Asset-Backed Securities Loan Facility (“TALF”) Program.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Citigroup Global Markets, Inc.	$37,518,568	$46,693
Credit Suisse Securities LLC	$88,837,365	$(199,916)
Deutsche Bank Securities, Inc.	$82,808,984	$(393,006)
Goldman Sachs & Co.	$44,388,152	$(88,057)
Greenwich Financial Services	$4,532,883	$32,779
JPMorgan Chase Securities, Inc.	$25,632,482	$62,036
Morgan Stanley & Co., Inc.	$(1,699,000)	—
Nomura Securities International Inc.	$15,471,840	$28,278

(h)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(i)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(j)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	178,238,591	(177,380,934)	857,657	$222,652

(k)	Represents the current yield as of report date.

•	Interest rate floors outstanding as of August 31, 2010 were as follows:

	Notional Amount (000)	Value	Unrealized Depreciation

Pay to broker the difference between 3-month LIBOR and a floor of 4.80%
Broker Goldman Sachs Bank USA expires 3/25/11	$65,000	$(1,937,455)	$(1,218,122)
Pay to broker the difference between 3-month LIBOR and a floor of 5.50%
Broker Citibank NA expires 9/15/11	$24,000	$(1,508,568)	(1,048,568)

Total		$(3,446,023)	$(2,266,690)

•	Reverse repurchase agreements outstanding as of August 31, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital, Inc.	0.27%	8/04/10	Open	$12,767,482	$12,765,000
Credit Suisse Securities (USA) LLC	0.26%	8/25/10	Open	9,340,454	9,340,000
JPMorgan Securities, Inc.	0.11%	8/27/10	Open	21,473,292	21,473,125

Total				$43,581,228	$43,578,125

•	Financial futures contracts purchased as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Unrealized Notional Value	Appreciation (Depreciation)

78	2-Year U.S.	Chicago	September	$17,092,764	$23,361
	Treasury	Mercantile	2010
	Bond
52	30-Year U.S.	Chicago	December	$7,520,761	(1,886)
	Treasury	Mercantile	2010
	Bond
25	Euro Dollars	Chicago Mercantile	December 2010	$6,215,669	8,394

8	Euro Dollars	Chicago	June 2013	$1,952,422	10,778
		Mercantile

Total					$40,647

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	69

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Financial futures contracts sold as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

5	2-Year U.S.	Chicago	December	$1,094,756	$(947)
	Treasury	Mercantile	2010
	Bond
664	5-Year U.S.	Chicago	December	$79,835,303	(57,385)
	Treasury	Mercantile	2010
	Bond
17	10-Year U.S.	Chicago	September	$2,143,296	(7,204)
	Treasury	Mercantile	2010
	Bond
1,214	10-Year U.S.	Chicago	December	$151,854,035	(654,715)
	Treasury	Mercantile	2010
	Bond
48	30-Year U.S.	Chicago	December	$6,389,909	(91,591)
	Treasury	Mercantile	2010
	Bond
151	Euro Dollars	Chicago	September	$37,537,307	(94,724)
		Mercantile	2010
132	Euro Dollars	Chicago	March 2011	$32,833,536	(9,714)
		Mercantile
107	Euro Dollars	Chicago	June 2011	$26,551,229	(48,971)
		Mercantile
110	Euro Dollars	Chicago	September	$27,214,737	(101,013)
		Mercantile	2011
368	Euro Dollars	Chicago	December	$90,954,214	(291,386)
		Mercantile	2011
62	Euro Dollars	Chicago	March 2012	$15,345,520	(2,580)
		Mercantile
39	Euro Dollars	Chicago	June 2012	$9,611,093	(26,295)
		Mercantile
24	Euro Dollars	Chicago	September	$5,897,634	(23,166)
		Mercantile	2012
24	Euro Dollars	Chicago	December	$5,884,133	(25,567)
		Mercantile	2012
24	Euro Dollars	Chicago	March 2013	$5,872,434	(27,966)
		Mercantile

Total					$(1,463,224)

•	Interest rate swaps outstanding as of August 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

4.32% (a)	3-month LIBOR	UBS AG	September	$12,000	$3,057
			2010
1.45% (b)	3-month LIBOR	JPMorgan	July 2011	$20,000	(180,398)
		Chase Bank NA
0.83% (b)	3-month LIBOR	Deutsche	July 2012	$34,800	(115,187)
		Bank AG
0.65% (b)	3-month LIBOR	Morgan	August 2012	$2,600	245
		Stanley Capital
		Services, Inc.
4.88% (a)	3-month LIBOR	UBS AG	March 2015	$25,000	3,816,218

1.59% (b)	3-month LIBOR	Deutsche	August 2015	$800	(1,046)
		Bank AG
4.87% (a)	3-month LIBOR	Goldman Sachs	January	$5,500	911,774
		Bank USA	2016

•	Interest rate swaps outstanding as of August 31, 2010 were as follows (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.81% (a)	3-month LIBOR	Citibank NA	February	$20,000	$1,172,137
			2016
5.72% (a)	3-month LIBOR	JPMorgan	July 2016	$5,400	1,191,695
		Chase Bank NA
5.51% (a)	3-month LIBOR	Bank of	August 2017	$159,147	36,209,744
		America NA
5.88% (b)	3-month LIBOR	Deutsche	June 2018	$31,930	(8,059,914)
		Bank AG
4.55% (b)	3-month LIBOR	Citibank NA	September	$98,400	(17,057,208)
			2018
4.31% (b)	3-month LIBOR	Deutsche	October	$66,000	(10,286,405)
		Bank AG	2018
3.09% (b)	3-month LIBOR	Deutsche	March 2019	$25,700	(1,599,874)
		Bank AG
3.17% (a)	3-month LIBOR	Bank of	March 2019	$4,700	318,696
		America NA
2.88% (a)	3-month LIBOR	Deutsche	April 2019	$39,700	1,777,529
		Bank AG
3.23% (b)	3-month LIBOR	Deutsche	May 2019	$2,800	(201,967)
		Bank AG
3.90% (b)	3-month LIBOR	Barclays	June 2019	$20,000	(2,535,758)
		Bank Plc
3.55% (b)	3-month LIBOR	Deutsche	August 2019	$15,000	(1,614,387)
		Bank AG
5.49% (b)	3-month LIBOR	JPMorgan	October	$5,400	(1,217,269)
		Chase Bank NA	2019
3.67% (a)	3-month LIBOR	Deutsche	December	$4,600	494,388
		Bank AG	2019
5.67% (b)	3-month LIBOR	Citibank NA	January	$12,400	(2,855,252)
			2020
3.88% (a)	3-month LIBOR	Morgan	January	$7,600	954,075
		Stanley Capital	2020
		Services, Inc.
3.71% (b)	3-month LIBOR	Deutsche	February	$9,200	(1,015,827)
		Bank AG	2020
3.73% (a)	3-month LIBOR	Morgan	May 2020	$28,000	3,135,378
		Stanley Capital
		Services, Inc.
2.56% (b)	3-month LIBOR	Citibank NA	August 2020	$600	(4,018)

5.41% (a)	3-month LIBOR	JPMorgan	August 2022	$9,565	2,750,663
		Chase Bank NA

Total					$5,991,089

	(a)	Pays floating interest rate and receives fixed rate.

	(b)	Pays fixed interest rate and receives floating rate.

•

For Trust compliance purposes, the Trust ‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$12,245,496	$1,261,564	$13,507,060
Non-Agency Mortgage-Backed Securities	—	40,501,465	8,085,631	48,587,096
U.S. Government Sponsored Agency Securities	—	868,699,116	5,750,715	874,449,831

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets (concluded):
U.S. Treasury Obligations	—	$111,371,314	—	$111,371,314
Short-Term Securities	$857,657	—	—	857,657
Liabilities:
Investments in Securities:
Long-Term Investments:
TBA Sale Commitments	—	(159,088,272)	—	(159,088,272)
TALF Loans	—	(11,739,534)	—	(11,739,534)

Total	$857,657	$861,989,585	$15,097,910	$877,945,152

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Interest rate contracts	$64,509	$54,091,317	—	$54,155,826
Liabilities:
Interest rate contracts	(1,465,110)	(48,631,405)	$(3,446,023)	(53,542,538)

Total	$(1,400,601)	$5,459,912	$(3,446,023)	$613,288

[1]

Derivative financial instruments are swaps, financial futures contracts, interest rate floors and options. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and interest rate floors and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total

Assets:
Balance, as of August 31, 2009	$3,536,160	$582,709	$21,006,613	$14,122,541	$39,248,023
Accrued discounts/premiums	(285,413)	—	(1,829,207)	(185,468)	(2,300,088)
Net realized gain (loss)	—	—	—	1,311,671	1,311,671
Net change in unrealized appreciation/depreciation[2]	3,329,905	17,640	1,009,436	(977,634)	3,379,347
Purchases	—	(2,447,899)	—	—	(2,447,899)
Sales	—	1,847,550	(3,335,945)	(8,520,395)	(10,008,790)
Transfers in3	—	—	5,679	—	5,679
Transfers out[3]	(5,319,088)	—	(8,770,945)	—	(14,090,033)

Balance, as of August 31, 2010	$1,261,564	—	$8,085,631	$5,750,715	$15,097,910

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $(1,017,399).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts

Liabilities:
Balance, as of August 31, 2009	$(7,202,331)
Accrued discounts/premiums	—
Net realized gain (loss)	278,833
Net change in unrealized appreciation/depreciation[4]	3,477,475
Purchases	—
Sales	—
Transfers in3	—
Transfers out[3]	—

Balance, as of August 31, 2010	$(3,446,023)

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $3,477,475.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	71

Schedule of Investments August 31, 2010	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Building Products — 0.2%
Masonite Worldwide Holdings (a)		4,486	$170,468

Construction Materials — 0.0%
Nortek, Inc. (a)		450	18,675

Machinery — 0.0%
Accuride Corp. (a)		18,000	19,800

Media — 0.0%
Adelphia Recovery Trust (a)		396,568	8,328

Specialty Retail — 0.0%
Lazydays RV Center, Inc. (a)		2,590	13,235

Total Common Stocks — 0.2%		230,506

Corporate Bonds	Par (000)

Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2001-02, 7.86%, 4/01/13	USD	190	198,835
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		190	199,550

			398,385

Auto Components — 0.8%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		17	16,653
The Goodyear Tire & Rubber Co., 8.75%, 8/15/20		60	63,450
Icahn Enterprises LP, 8.00%, 1/15/18		670	666,650

			746,753

Automobiles — 1.1%
DaimlerChrysler NA Holding Corp., 7.30%, 1/15/12		1,000	1,076,254

Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	90	116,904

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	225	229,082

Building Products — 1.4%
Associated Materials LLC, 9.88%, 11/15/16		170	180,200
Building Materials Corp. of America (b):
6.88%, 8/15/18		195	189,637
7.00%, 2/15/20		290	288,550
CPG International I, Inc., 10.50%, 7/01/13		150	149,813
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		265	258,706
Ply Gem Industries, Inc., 11.75%, 6/15/13		250	257,500

			1,324,406

Capital Markets — 3.5%
Credit Suisse AG, 5.40%, 1/14/20		480	505,336
E*Trade Financial Corp., Series A, 0.00%, 8/31/19 (c)(d)		100	120,000
The Goldman Sachs Group, Inc.:
6.15%, 4/01/18		25	27,304
7.50%, 2/15/19		675	787,162
5.38%, 3/15/20		225	232,219
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)		306	113,220
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(e)		140	12,559
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(e)		91	8,192
Merrill Lynch & Co., Inc., 6.05%, 5/16/16		325	344,262

Corporate Bonds	Par (000)		Value

Capital Markets (concluded)
Morgan Stanley:
5.63%, 9/23/19	USD	600	$610,596
5.50%, 1/26/20		425	430,374
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)		190	189,525

			3,380,749

Chemicals — 3.4%
American Pacific Corp., 9.00%, 2/01/15		180	177,975
Ames True Temper, Inc., 4.53%, 1/15/12 (f)		350	349,125
CF Industries, Inc.:
6.88%, 5/01/18		160	168,400
7.13%, 5/01/20		280	300,300
Chemtura Corp., 7.88%, 9/01/18 (b)		195	199,144
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		60	62,175
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		295	289,837
8.88%, 2/01/18		275	254,375
Huntsman International LLC, 8.63%, 3/15/20 (b)		85	84,256
Ineos Finance Plc, 9.00%, 5/15/15 (b)		155	156,744
Innophos, Inc., 8.88%, 8/15/14		980	1,004,500
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		205	216,275

			3,263,106

Commercial Banks — 3.6%
CIT Group, Inc.:
7.00%, 5/01/16		409	388,085
7.00%, 5/01/17		1,756	1,651,109
HSBC Bank USA NA, 4.88%, 8/24/20		550	568,250
Lloyds TSB Bank Plc, 5.80%, 1/13/20 (b)		300	309,171
Standard Chartered Plc, 5.50%, 11/18/14 (b)		450	496,186

			3,412,801

Commercial Services & Supplies — 0.7%
ACCO Brands Corp., 10.63%, 3/15/15		95	104,500
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		240	261,600
West Corp., 11.00%, 10/15/16		300	315,000

			681,100

Communications Equipment — 0.2%
Harris Corp., 6.38%, 6/15/19		175	205,373

Construction Materials — 0.5%
Nortek, Inc., 11.00%, 12/01/13		452	476,294

Consumer Finance — 2.5%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		260	269,425
Ford Motor Credit Co. LLC:
5.51%, 6/15/11 (f)		1,600	1,628,000
7.80%, 6/01/12		250	263,086
8.00%, 12/15/16		240	260,624

			2,421,135

Containers & Packaging — 3.3%
Ball Corp., 6.75%, 9/15/20		180	189,450
Berry Plastics Corp.:
8.88%, 9/15/14		305	290,512
8.25%, 11/15/15		50	50,125
9.50%, 5/15/18 (b)		220	202,400
Berry Plastics Holding Corp., 8.88%, 9/15/14		660	628,650
Crown Americas LLC, 7.75%, 11/15/15		250	259,375
Graphic Packaging International, Inc., 9.50%, 6/15/17		250	266,250
Impress Holdings BV, 3.65%, 9/15/13 (b)(f)		260	245,700
Pregis Corp., 12.38%, 10/15/13		565	565,000

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Containers & Packaging (concluded)
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	190	$245,593
7.75%, 11/15/19		180	233,808

			3,176,863

Diversified Financial Services — 5.6%
Ally Financial Inc.:
8.30%, 2/12/15 (b)	USD	920	956,800
7.50%, 9/15/20 (b)		1,490	1,475,100
8.00%, 11/01/31		340	334,900
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		265	265,331
Bank of America Corp.:
4.50%, 4/01/15		375	388,608
6.50%, 8/01/16		410	458,052
5.75%, 12/01/17		340	359,890
7.63%, 6/01/19		45	52,671
Citigroup, Inc., 8.13%, 7/15/39		55	68,440
GMAC, Inc.:
2.74%, 12/01/14 (f)		110	94,570
8.00%, 3/15/20 (b)		80	82,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		550	554,125
Reynolds Group Issuer, Inc., 8.50%, 5/15/18 (b)		280	268,800

			5,359,287

Diversified Telecommunication Services — 5.6%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		155	151,900
Frontier Communications Corp.:
7.88%, 4/15/15		150	158,250
8.25%, 4/15/17		150	158,625
8.50%, 4/15/20		140	148,575
GCI, Inc., 8.63%, 11/15/19		400	420,000
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		250	262,500
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,120	1,141,000
Series B, 7.50%, 2/15/14		305	310,719
Qwest Corp., 8.38%, 5/01/16		270	314,550
Verizon New England, Inc., 6.50%, 9/15/11		2,000	2,109,908
Windstream Corp.:
8.13%, 8/01/13		45	47,981
8.63%, 8/01/16		70	72,275
7.88%, 11/01/17		45	45,675

			5,341,958

Electric Utilities — 1.4%
Elwood Energy LLC, 8.16%, 7/05/26		25	22,629
Progress Energy, Inc., 7.75%, 3/01/31		1,000	1,349,313

			1,371,942

Energy Equipment & Services — 2.2%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		470	465,300
7.75%, 5/15/17		70	69,475
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		740	691,900
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)		110	108,900
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		255	275,400
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		195	199,875
Transocean, Inc., 6.00%, 3/15/18		300	300,010

			2,110,860

Corporate Bonds	Par (000)		Value

Food & Staples Retailing — 0.3%
Rite Aid Corp.:
9.75%, 6/12/16	USD	45	$47,813
10.25%, 10/15/19		195	200,362

			248,175

Food Products — 1.5%
Kraft Foods, Inc.:
6.13%, 8/23/18		250	293,425
5.38%, 2/10/20		1,000	1,111,315

			1,404,740

Health Care Equipment & Supplies — 2.0%
CareFusion Corp., 6.38%, 8/01/19		425	507,054
DJO Finance LLC, 10.88%, 11/15/14		880	942,700
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	459,200

			1,908,954

Health Care Providers & Services — 4.6%
American Renal Holdings, 8.38%, 5/15/18 (b)		70	70,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)		180	186,300
HCA, Inc.:
9.13%, 11/15/14		335	351,750
8.50%, 4/15/19		310	339,837
7.25%, 9/15/20		610	637,450
inVentiv Health Inc., 10.00%, 8/15/18 (b)		150	146,625
Omnicare, Inc., 7.75%, 6/01/20		95	95,000
Tenet Healthcare Corp.:
9.00%, 5/01/15		555	591,075
10.00%, 5/01/18		625	703,125
8.88%, 7/01/19		195	210,844
WellPoint, Inc., 5.95%, 12/15/34		1,000	1,085,234

			4,417,240

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		660	764,775

Hotels, Restaurants & Leisure — 1.4%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		310	292,950
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		135	144,450
MGM Resorts International, 10.38%, 5/15/14		750	817,500
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		100	99,750
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(g)		50	37

			1,354,687

Household Durables — 2.4%
Beazer Homes USA, Inc.:
6.88%, 7/15/15		65	56,225
8.13%, 6/15/16		50	43,750
12.00%, 10/15/17		280	315,350
9.13%, 6/15/18		840	743,400
Ryland Group Inc., 6.63%, 5/01/20		250	234,375
Standard Pacific Corp.:
9.25%, 4/15/12		50	51,313
6.25%, 4/01/14		40	37,300
7.00%, 8/15/15		55	50,600
10.75%, 9/15/16		565	594,662
8.38%, 5/15/18		220	211,750

			2,338,725

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	73

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

IT Services — 0.7%
iPayment, Inc., 9.75%, 5/15/14	USD	175	$158,156
iPayment Investors LP, 12.75%, 7/15/14 (b)(e)		217	185,893
SunGard Data Systems, Inc., 10.63%, 5/15/15		295	325,975

			670,024

Independent Power Producers &
Energy Traders — 1.8%
AES Ironwood LLC, 8.86%, 11/30/25		91	92,161
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		515	540,750
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		1,005	967,818
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		28	26,907
NRG Energy, Inc.:
7.25%, 2/01/14		75	76,500
7.38%, 2/01/16		15	15,113
7.38%, 1/15/17		25	25,187

			1,744,436

Industrial Conglomerates — 1.4%
Sequa Corp. (b):
11.75%, 12/01/15		460	473,800
13.50%, 12/01/15 (e)		854	888,429

			1,362,229

Insurance — 1.8%
Lincoln National Corp., 8.75%, 7/01/19		575	734,188
MetLife, Inc., 4.75%, 2/08/21		300	313,682
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		250	276,945
Prudential Financial, Inc., 5.38%, 6/21/20		400	430,801

			1,755,616

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)		210	209,213

Machinery — 1.2%
AGY Holding Corp., 11.00%, 11/15/14		220	187,000
Accuride Corp., 7.50%, 2/26/20 (c)(e)		2	4,872
Navistar International Corp.:
3.00%, 10/15/14 (c)		470	512,888
8.25%, 11/01/21		400	419,000

			1,123,760

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (c)		595	499,800

Media — 12.3%
Affinion Group, Inc.:
10.13%, 10/15/13		750	768,750
10.13%, 10/15/13		155	158,488
CCH II LLC, 13.50%, 11/30/16		289	342,973
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		144	149,400
Series B, 9.25%, 12/15/17		1,439	1,509,151
CMP Susquehanna Corp., 3.64%, 5/15/14 (b)(f)		40	800
DIRECTV Holdings LLC, 6.00%, 8/15/40		175	184,183
DISH DBS Corp., 7.00%, 10/01/13		201	209,291
Gannett Co., Inc., 9.38%, 11/15/17 (b)		130	142,350
Gray Television, Inc., 10.50%, 6/29/15		15	14,438
Interactive Data Corp., 10.25%, 8/01/18 (b)		380	394,250
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		165	159,225
McClatchy Co., 11.50%, 2/15/17 (b)		340	351,050

Corporate Bonds	Par (000)		Value

Media (concluded)
News America, Inc., 6.20%, 12/15/34	USD	1,500	$1,641,763
Nielsen Finance LLC, 10.00%, 8/01/14		435	456,750
Rainbow National Services LLC (b):
8.75%, 9/01/12		210	210,263
10.38%, 9/01/14		1,455	1,509,562
Regal Entertainment Group, 9.13%, 8/15/18		85	87,125
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	66	77,784
TCI Communications, Inc., 7.88%, 2/15/26	USD	1,000	1,239,642
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		490	467,950
Time Warner Cable, Inc., 6.75%, 6/15/39		400	469,520
UPC Germany GmbH (b):
8.13%, 12/01/17	USD	200	205,500
8.13%, 12/01/17	EUR	210	271,445
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	200	208,250
Unitymedia Hessen GmbH & Co. KG:
9.63%, 12/01/19	EUR	50	66,372
9.63%, 12/01/19 (b)		190	252,215
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)		165	212,233

			11,760,723

Metals & Mining — 2.7%
AK Steel Corp., 7.63%, 5/15/20	USD	25	25,188
Aleris International, Inc., 10.00%, 12/15/16 (a)(g)		315	120
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		285	298,181
7.38%, 2/15/16		95	95,119
FMG Finance Property Ltd., 10.63%, 9/01/16 (b)		390	451,912
Goldcorp, Inc., 2.00%, 8/01/14 (c)		245	297,981
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		225	198,562
Murray Energy Corp., 10.25%, 10/15/15 (b)		200	204,500
New World Resources NV:
7.38%, 5/15/15	EUR	65	80,724
7.88%, 5/01/18 (b)		76	97,274
Newmont Mining Corp., 5.13%, 10/01/19	USD	225	249,876
Novelis, Inc., 11.50%, 2/15/15		275	302,500
Steel Dynamics, Inc., 7.38%, 11/01/12		80	85,000
United States Steel Corp., 7.38%, 4/01/20		190	192,375

			2,579,312

Multi-Utilities — 0.4%
DTE Energy Co., 7.05%, 6/01/11		250	261,021
Dominion Resources, Inc., 5.70%, 9/17/12		100	108,962

			369,983

Multiline Retail — 1.4%
Dollar General Corp., 11.88%, 7/15/17 (e)		1,135	1,305,250

Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp., 5.95%, 9/15/16		365	361,495
Arch Coal, Inc.:
8.75%, 8/01/16		25	27,063
7.25%, 10/01/20		315	319,725
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		425	488,219
10.75%, 2/01/18		25	27,563
Berry Petroleum Co., 8.25%, 11/01/16		100	101,000
Bill Barrett Corp., 9.88%, 7/15/16		20	21,700
Chesapeake Energy Corp.:
6.63%, 8/15/20		865	868,244
2.25%, 12/15/38 (c)		275	205,906
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		110	113,025
ConocoPhillips, 6.00%, 1/15/20		150	182,398
Consol Energy, Inc., 8.25%, 4/01/20 (b)		725	769,406
Crosstex Energy LP, 8.88%, 2/15/18		150	154,875
Denbury Resources, Inc., 8.25%, 2/15/20		259	276,482

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Enterprise Products Operating LLC, 3.70%, 6/01/15	USD	500	$520,973
Linn Energy LLC, 8.63%, 4/15/20 (b)		115	121,325
Massey Energy Co., 6.88%, 12/15/13		340	344,250
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		695	731,487
OPTI Canada, Inc. (b):
9.00%, 12/15/12		640	641,600
9.75%, 8/15/13		330	325,875
Patriot Coal Corp., 8.25%, 4/30/18		150	148,875
Peabody Energy Corp., 6.50%, 9/15/20		310	325,887
Petrobras International Finance Co.:
5.88%, 3/01/18		200	217,211
7.88%, 3/15/19		100	122,430
6.88%, 1/20/40		25	27,583
QEP Resources, Inc., 6.88%, 3/01/21		155	161,587
Whiting Petroleum Corp., 7.25%, 5/01/12		15	15,000

			7,621,184

Paper & Forest Products — 2.6%
Boise Paper Holdings LLC:
9.00%, 11/01/17		125	131,563
8.00%, 4/01/20		65	66,138
Clearwater Paper Corp., 10.63%, 6/15/16		160	180,000
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		355	388,725
Glatfelter, 7.13%, 5/01/16 (b)		80	80,500
International Paper Co., 7.30%, 11/15/39		225	253,533
NewPage Corp., 11.38%, 12/31/14		1,240	1,007,500
Verso Paper Holdings LLC, 11.50%, 7/01/14		330	348,150

			2,456,109

Pharmaceuticals — 0.9%
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	221	235,252
Wyeth, 6.50%, 2/01/34	USD	500	630,249

			865,501

Professional Services — 0.5%
FTI Consulting, Inc., 7.63%, 6/15/13		450	455,625

Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., 5.65%, 9/15/11		500	458,125

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		190	198,550
Canadian National Railway Co., 6.90%, 7/15/28		500	641,535

			840,085

Software — 0.5%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(e)		80	1,590
Oracle Corp., 5.38%, 7/15/40 (b)		475	514,895

			516,485

Specialty Retail — 0.8%
Group 1 Automotive, Inc., 2.25%, 6/15/36 (c)(h)		50	38,063
Ltd. Brands, Inc., 8.50%, 6/15/19		320	361,600
Sonic Automotive, Inc.:
9.00%, 3/15/18		115	117,012
Series B, 8.63%, 8/15/13		205	208,075

			724,750

Textiles, Apparel & Luxury Goods — 0.1%
Quiksilver, Inc., 6.88%, 4/15/15		100	92,500

Tobacco — 0.3%
Altria Group, Inc., 9.25%, 8/06/19		105	137,605
Vector Group Ltd., 11.00%, 8/15/15		120	122,250

			259,855

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services — 4.4%
America Movil SAB de CV, 5.00%, 3/30/20	USD	400	$435,901
Cricket Communications, Inc.:
10.00%, 7/15/15		310	324,725
7.75%, 5/15/16		530	547,225
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	417,230
Digicel Group Ltd. (b):
8.88%, 1/15/15		170	171,275
9.13%, 1/15/15 (e)		439	441,195
8.25%, 9/01/17		250	259,687
iPCS, Inc., 2.59%, 5/01/13 (f)		20	18,700
MetroPCS Wireless, Inc., 9.25%, 11/01/14		855	889,200
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		210	209,475
Series F, 5.95%, 3/15/14		30	28,988
SBA Tower Trust, 4.25%, 4/15/40 (b)		325	346,797
Sprint Capital Corp., 6.88%, 11/15/28		200	167,000

			4,257,398

Total Corporate Bonds — 93.4%			89,458,511

Floating Rate Loan Interests (f)

Auto Components — 1.0%
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14	1,054	970,807

Automobiles — 1.3%
Ford Motor Co., Tranche B-1 Term Loan, 3.03%, 12/15/13	1,301	1,251,774

Commercial Services & Supplies — 1.1%
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%, 6/10/16	500	502,917
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	225	226,219
International Lease Finance Corp. (Delos Aircraft, Inc.), Term Loan 1, 6.75%, 3/17/15	300	302,375

		1,031,511

Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17	750	750,000

Consumer Finance — 1.8%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	1,500	1,482,188
DaimlerChrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13	225	224,201

		1,706,389

Diversified Consumer Services — 0.5%
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14	497	489,161

Electric Utilities — 0.5%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	450	454,500

Health Care Providers & Services — 0.7%
Harden Healthcare:
Add-on Term Loan, 7.75%, 3/02/15	200	194,218
Tranche A Term Loan, 8.50%, 3/02/15	198	196,000
inVentiv Health, Inc. (FKA Ventive Health Inc.), Term Loan B, 6.50%, 7/31/16	300	299,438

		689,656

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	75

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)			Value

IT Services — 0.5%
First Data Corp.:
First Lien Term Loan, 3.01%, 9/24/14	USD	62		$53,306
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		154		131,060
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		379		322,989

				507,355

Independent Power Producers & Energy Traders — 1.2%
Dynegy Holdings, Inc., Term Letter of Credit Facility, 4.02%, 4/02/13		45		44,313
NRG Energy, Inc.:
Extended Maturity Credit-Linked Deposit, 1.88%, 8/31/15		82		81,485
Original Maturity Credit-Linked Deposit, 2.03%, 2/01/13		—	(i)	31
Term Loan, 2.03%, 2/01/13		26		25,555
Term Loan, 3.78%, 8/31/15		98		96,211
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%, 10/10/14		987		748,010
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14		237		179,894

				1,175,499

Media — 1.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		490		488,367
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		550		583,687

				1,072,054

Multiline Retail — 0.0%
The Neiman Marcus Group, Inc., Term Loan, 2.29% – 2.54%, 4/06/13		4		3,752

Real Estate Management & Development — 0.5%
Realogy Corp.:
Initial Term Loan B, 3.30%, 10/10/13		392		338,170
Synthetic Letter of Credit, 0.11% – 3.15%, 10/10/13		67		57,971
Second Lien Term Facility, 13.50%, 10/15/17		75		79,125

				475,266

Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 3.05%, 5/29/14		64		54,681

Wireless Telecommunication Services — 0.8%
Vodafone Group Plc, Revolving Credit, 6.88%, 7/30/15		750		750,000

Total Floating Rate Loan Interests — 11.9%				11,382,405

Foreign Agency Obligations

Qatar Government International Bond, 4.00%, 1/20/15 (b)		200		210,000
Republic of Indonesia, 5.88%, 3/13/20 (b)		200		225,740

Total Foreign Agency Obligations — 0.4%				435,740

Other Interests (j)	Beneficial Interest (000)			Value

Auto Components — 1.5%
Delphi Debtor-in-Possession Holding Co. LLP	USD	—	(i)	$1,416,687

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		1		190

Media — 0.0%
Adelphia Communications Corp.		400		6,000

Total Other Interests — 1.5%				1,422,877

Preferred Securities

Capital Trusts	Par (000)

Commercial Banks — 1.0%
Barclays Bank Plc, 8.55%, (b)(f)(k)		650		653,250
USB Capital XIII Trust, 6.63%, 12/15/39		225		248,258

				901,508

Consumer Finance — 0.5%
Capital One Capital V, 10.25%, 8/15/39		465		502,200

Total Capital Trusts — 1.5%				1,403,708

Preferred Stocks		Shares

Diversified Financial Services — 0.4%
Ally Financial Inc., 7.00% (b)		472		389,887

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (a)(b)		9,328		—

Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		3,277		35,359

Specialty Retail — 0.1%
Lazydays RV Center, Inc. (a)		55		65,455

Total Preferred Stocks — 0.5%				490,701

Total Preferred Securities — 2.0%				1,894,409

Warrants (l)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)		10,660		—

Total Warrants — 0.0%				—

Total Long-Term Investments (Cost — $101,601,953) — 109.4%				104,824,448

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (m)(n)		1,132,209		1,132,209

Total Short-Term Securities (Cost — $1,132,209) — 1.2%				1,132,209

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

Options Purchased	Contracts		Value

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs Bank USA		6	—

Total Options Purchased (Cost — $5,867) — 0.0%			—

Total Investments Before Options Written (Cost — $102,740,029*) — 110.6%			$105,956,657

Options Written	Notional Amount (000)

Over-the-Counter Call Swaptions — 0.0%
Bought credit default protection on Dow Jones CDX North America High Yield Index Series 14 Volume 1, Strike Price USD 100.00, Expires 9/15/10, Broker Credit Suisse International	USD	2,125	(1,182)
Bought credit default protection on Dow Jones CDX North America High Yield Series 14 Volume 1, Strike Price USD 96.00, Expires 9/15/10, Broker Credit Suisse International		1,200	(13,466)

			(14,648)

Over-the-Counter Put Swaptions — 0.0%
Sold credit default protection on Dow Jones CDX North America High Yield Series 14 Volume 1, Strike Price USD 87.00, Expires 9/15/10, Broker Credit Suisse International		1,200	(19)

Total Options Written (Premiums Received — $41,825) — 0.0%			(14,667)

Total Investments, Net of Options Written — 110.6%			105,941,990
Liabilities in Excess of Other Assets — (10.6)%			(10,147,819)

Net Assets — 100.0%			$95,794,171

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$102,781,211

Gross unrealized appreciation	$5,574,363
Gross unrealized depreciation	(2,398,917)

Net unrealized appreciation	$3,175,446

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Convertible security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Amount is less than $1,000.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	4,155,886	(3,023,677)	1,132,209	$3,384

(n)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)

11	2-Year U.S. Treasury Bond	Chicago Mercantile	September 2010	$2,410,157	$3,656
11	2-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$2,408,849	1,698
2	5-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$240,762	(121)
28	30-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$3,755,133	25,742

Total					$30,975

•	Financial futures contracts sold as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

20	10-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$2,507,071	$(5,429)
11	30-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$1,559,367	(31,164)

Total					$(36,593)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	77

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	2,034,696	EUR	1,604,500	Citibank NA	9/15/10	$1,437
USD	116,701	EUR	90,500	Deutsche Bank AG	9/15/10	2,017

Total						$3,454

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	$250	$6,269

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	$250	5,694

Total					$11,963

•	Credit default swaps on single-name issuers — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

Levi Strauss & Co.	5.00%	Citibank NA	June 2015	B+	$150	$92

MetLife, Inc.	5.00%	Deutsche Bank AG	June 2015	A–	$150	5,634

MetLife, Inc.	1.00%	UBS AG	September 2015	A–	$175	117

Total						$5,843

		[1]	Using S&P’s rating.

		[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks	$197,471	$19,800	$13,235	$230,506
Corporate Bonds	—	89,441,058	17,453	89,458,511
Floating Rate Loan Interests	—	7,961,531	3,420,874	11,382,405
Foreign Agency Obligations	—	435,740	—	435,740
Other Interests	—	1,422,686	191	1,422,877
Preferred Securities	425,246	1,403,708	65,455	1,894,409
Warrants	—	—	—	—
Short-Term Securities	1,132,209	—	—	1,132,209
Liabilities:
Unfunded Loan Commitments	—	—	(8,879)	(8,879)

Total	$1,754,926	$100,684,523	$3,508,329	$105,947,778

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$17,806	—	$17,806
Foreign currency exchange contracts	—	3,454	—	3,454
Interest rate contracts	$31,096	—	—	31,096
Liabilities:
Credit contracts	—	(14,667)	—	(14,667)
Interest rate contracts	(36,714)	—	—	(36,714)

Total	$(5,618)	$6,593	—	$975

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Strategic Bond Trust (BHD)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of August 31, 2009	—	$804,535	$3,501,727	$191	—	—	$4,306,453
Accrued discounts/premiums	—	4,712	29,217	—	—	—	33,929
Realized gain (loss)	—	(64,033)	262,611	—	—	—	198,578
Change in unrealized appreciation/depreciation[2]	—	1,003,734	316,547	—	—	$(8,879)	1,311,402
Purchases	—	(409,208)	7,873,916	—	—	—	7,464,708
Sales	—	(1,153,048)	(9,605,509)	—	—	—	(10,758,557)
Transfers in3	$13,235	16,653	2,114,419	—	$65,455	—	2,209,762
Transfers out[3]	—	(185,892)	(1,072,054)	—	—	—	(1,257,946)

Balance, as of August 31, 2010	$13,235	$17,453	$3,420,874	$191	$65,455	$(8,879)	$3,508,329

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $19,543.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	79

Statements of Assets and Liabilities

August 31, 2010	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Assets

Investments at value – unaffiliated[1]	$599,571,750	$464,703,309	$479,037,264	$140,611,611	$48,894,660
Investments at value – affiliated[2]	506,274	2,725,924	1,808,758	2,032,818	1,573,222
Unrealized appreciation on foreign currency exchange contracts	227,544	15,140	16,013	2,498	—
Unrealized appreciation on swaps	1,171,712	296,315	320,659	—	168
Foreign currency at value[3]	32,477	45,065	48,921	11,693	—
Cash	164,635	—	—	—	1,952
Cash pledged as collateral in connection with swaps	—	—	—	—	—
Cash pledged as collateral in connection with financial futures contracts	529,000	1,130,000	1,160,000	240,000	—
TBA sale commitments receivable	75,294,672	—	—	—	—
Investments sold receivable	89,011,324	2,423,060	2,570,734	663,417	256,676
Interest receivable	5,410,808	8,379,727	8,925,199	2,616,487	874,752
Swaps receivable	285,103	73,350	79,350	—	550
Options written receivable	254,598	—	—	—	—
Margin variation receivable	182,210	—	—	—	—
Swap premiums paid	73,030	370,617	328,014	—	2,781
Dividend receivable — affiliated	288	189	282	74	59
Principal paydowns receivable	—	—	—	—	—
Prepaid expenses	31,911	118,864	124,771	50,948	17,494
Other assets	42,896	244,189	301,770	55,580	33,745

Total assets	772,790,232	480,525,749	494,721,735	146,285,126	51,656,059

Liabilities

Borrowed bonds[4]	298,780	—	—	—	—
TBA sale commitments at value[5]	75,423,223	—	—	—	—
Options written at value[6]	12,054,731	58,107	61,166	—	6,709
Loan payable	—	92,000,000	89,000,000	25,000,000	8,000,000
TALF loans at value[7]	11,763,225	—	—	—	—
Bank overdraft	—	—	212,807	—	—
Unrealized depreciation on swaps	1,958,620	340,369	243,603	—	3,699
Unrealized depreciation on foreign currency exchange contracts	287,611	57,333	57,910	2,840	—
Unrealized depreciation on unfunded loan commitments	—	70,023	36,123	2,026	4,001
Interest rate floors at value	—	—	—	—	—
Reverse repurchase agreements	107,279,926	—	—	—	—
Investments purchased payable	129,357,646	4,213,642	2,057,891	1,312,659	488,497
Treasury rolls payable	49,894,552	—	—	—	—
Investment advisory fees payable	235,473	238,017	289,140	90,314	45,384
Swap premiums received	198,261	410,896	453,043	—	2,201
Swaps payable	137,050	35,300	32,300	—	700
Interest expense payable	88,285	174,323	175,925	44,654	14,535
Officer’s and Trustees’ fees payable	45,292	60,833	62,855	10,306	9,981
Income dividends payable	44,861	75,857	93,493	33,106	5,591
Other affiliates payable	1,686	1,502	1,556	456	—
Commitment fees payable	682	2,524	2,737	829	333
Margin variation payable	—	33,600	34,400	7,200	—
Administration fees payable	—	—	—	—	4,332
Other accrued expenses payable	180,763	150,176	146,976	139,045	89,964

Total liabilities	389,250,667	97,922,502	92,961,925	26,643,435	8,675,927

Net Assets	$383,539,565	$382,603,247	$401,759,810	$119,641,691	$42,980,132

[1] Investments at cost — unaffiliated	$571,829,766	$470,023,714	$485,130,819	$141,582,716	$50,439,826

[2] Investments at cost — affiliated	$506,274	$2,725,924	$1,808,758	$2,032,818	$1,573,222

[3] Foreign currency at cost	$32,447	$45,294	$49,021	$11,837	—

[4] Proceeds from borrowed bonds	$298,807	—	—	—	—

[5] Proceeds from TBA sale commitments	$75,294,672	—	—	—	—

[6] Premiums received	$8,630,370	$166,000	$174,750	—	$19,050

[7] Proceeds from TALF loans	$11,763,225	—	—	—	—

See Notes to Financial Statements.

80	ANNUAL REPORT	AUGUST 31, 2010

August 31, 2010	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Assets

Investments at value – unaffiliated[1]	$573,604,191	$1,049,292,995	$104,824,448
Investments at value – affiliated[2]	—	857,657	1,132,209
Unrealized appreciation on foreign currency exchange contracts	220,007	—	3,454
Unrealized appreciation on swaps	6,598,697	52,735,599	17,806
Foreign currency at value[3]	72,091	—	199,153
Cash	—	—	—
Cash pledged as collateral in connection with swaps	—	1,100,000	—
Cash pledged as collateral in connection with financial futures contracts	—	2,000,000	40,000
TBA sale commitments receivable	66,590,987	158,720,620	—
Investments sold receivable	90,643,769	76,917,999	137,035
Interest receivable	5,259,572	3,507,929	1,793,972
Swaps receivable	666,978	2,916,048	3,350
Options written receivable	204,336	—	—
Margin variation receivable	305,240	—	—
Swap premiums paid	50,712	145,853	79,250
Dividend receivable — affiliated	—	325	29
Principal paydowns receivable	—	1,744	—
Prepaid expenses	32,557	31,403	29,272
Other assets	66,480	82,606	7,527

Total assets	744,315,617	1,348,310,778	108,267,505

Liabilities

Borrowed bonds[4]	293,716	—	—
TBA sale commitments at value[5]	66,719,017	159,088,272	—
Options written at value[6]	11,979,420	1,886,895	14,667
Loan payable	—	—	12,000,000
TALF loans at value[7]	11,763,225	11,739,534	—
Bank overdraft	772,922	—	515
Unrealized depreciation on swaps	2,377,940	46,744,510	—
Unrealized depreciation on foreign currency exchange contracts	277,446	—	—
Unrealized depreciation on unfunded loan commitments	—	—	8,879
Interest rate floors at value	—	3,446,023	—
Reverse repurchase agreements	106,912,193	43,578,125	—
Investments purchased payable	121,203,349	526,612,873	216,926
Treasury rolls payable	39,100,437	51,666,935	—
Investment advisory fees payable	190,602	272,912	67,683
Swap premiums received	744,893	1,322,335	18,441
Swaps payable	206,922	4,628,505	5,000
Interest expense payable	56,946	23,029	20,978
Officer’s and Trustees’ fees payable	68,625	84,903	9,208
Income dividends payable	47,376	49,415	10,276
Other affiliates payable	—	—	334
Commitment fees payable	—	—	—
Margin variation payable	—	628,752	949
Administration fees payable	31,774	63,065	—
Other accrued expenses payable	189,338	214,842	99,478

Total liabilities	362,936,141	852,050,925	12,473,334

Net Assets	$381,379,476	$496,259,853	$95,794,171

[1] Investments at cost — unaffiliated	$546,282,337	$1,034,029,508	$101,607,820

[2] Investments at cost — affiliated	—	$857,657	$1,132,209

[3] Foreign currency at cost	$72,562	—	$203,546

[4] Proceeds from borrowed bonds	$293,743	—	—

[5] Proceeds from TBA sale commitments	$66,590,987	$158,720,620	—

[6] Premiums received	$8,239,160	$1,358,915	$41,825

[7] Proceeds from TALF loans	$11,763,225	$11,739,534	—

ANNUAL REPORT	AUGUST 31, 2010	81

Statements of Assets and Liabilities (concluded)

August 31, 2010	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Net Assets Consist of

Paid-in capital[8,9,10]	$378,671,939	$469,820,161	$505,109,247	$184,778,474	$63,364,045
Cost of shares held in treasury[11]	—	—	—	—	—
Undistributed (distributions in excess of) net investment income	7,202,897	5,001,402	5,651,991	2,972,065	(99,314)
Accumulated net realized gain (loss)	(25,964,063)	(87,025,641)	(103,201,884)	(67,177,539)	(18,745,127)
Net unrealized appreciation/depreciation	23,628,792	(5,192,675)	(5,799,544)	(931,309)	(1,539,472)

Net Assets	$383,539,565	$382,603,247	$401,759,810	$119,641,691	$42,980,132

Net asset value	$14.19	$11.61	$11.38	$2.19	$6.69

[8] Par value per share	$0.001	$0.100	$0.100	—	$0.001

[9] Shares outstanding	27,023,027	32,944,087	35,294,009	54,620,872	6,427,525

[10] Shares authorized	unlimited	200 million	200 million	unlimited	unlimited

[11] Shares held in treasury	—	—	—	—	—

See Notes to Financial Statements.

82	ANNUAL REPORT	AUGUST 31, 2010

August 31, 2010	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Net Assets Consist of

Paid-in capital[8,9,10]	$402,924,496	$478,542,248	$98,450,652
Cost of shares held in treasury[11]	(17,377,850)	—	—
Undistributed (distributions in excess of) net investment income	6,733,590	(83,711)	1,512,890
Accumulated net realized gain (loss)	(38,810,910)	1,131,639	(7,415,618)
Net unrealized appreciation/depreciation	27,910,150	16,669,677	3,246,247

Net Assets	$381,379,476	$496,259,853	$95,794,171

Net asset value	$11.07	$7.76	$13.57

[8] Par value per share	$0.010	$0.010	$0.001

[9] Shares outstanding	34,456,370	63,942,535	7,058,401

[10] Shares authorized	200 million	200 million	unlimited

[11] Shares held in treasury	1,757,400	—	—

ANNUAL REPORT	AUGUST 31, 2010	83

Statements of Operations

Year Ended August 31, 2010	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Investment Income

Interest	$27,666,931	$38,809,542	$41,920,599	$12,252,265	$4,109,081
Foreign taxes withheld	—	—	—	—	—
Dividends	—	287,874	116,472	52,374	5,062
Dividends — affiliated	8,237	6,768	8,450	3,742	3,537
Facility and other fees	26,632	520,074	72,010	210,031	56,267

Total income	27,701,800	39,624,258	42,117,531	12,518,412	4,173,947

Expenses

Investment advisory	2,801,761	2,681,548	3,249,917	1,024,332	506,315
Professional	120,539	144,167	154,968	97,909	67,936
Printing	96,851	47,194	50,173	53,112	18,469
Accounting services	86,388	101,942	105,915	28,517	14,662
Custodian	55,090	54,679	54,808	25,209	14,103
Officer and Trustees	46,712	48,277	48,490	13,996	6,235
Transfer agent	12,308	44,135	46,160	26,741	13,082
Registration	9,394	11,434	12,247	18,957	9,356
Borrowing costs[1]	—	420,986	423,029	124,201	53,494
Administration	—	—	—	—	48,221
Miscellaneous	138,172	81,065	81,918	51,770	46,761

Total expenses excluding interest expense	3,367,215	3,635,427	4,227,625	1,464,744	798,634
Interest expense	831,886	992,008	956,687	262,362	79,870

Total expenses	4,199,101	4,627,435	5,184,312	1,727,106	878,504
Less fees waived by advisor	(1,893)	(1,917)	(2,111)	(1,309)	(1,241)
Less fees paid indirectly	—	—	(140)	—	(155)

Total expenses after fees waived and paid indirectly	4,197,208	4,625,518	5,182,061	1,725,797	877,108

Net investment income	23,504,592	34,998,740	36,935,470	10,792,615	3,296,839

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	12,485,829	3,892,608	(1,575,755)	(886,564)	(1,494,849)
Financial futures contracts	5,177,443	674,074	674,284	88,964	—
Swaps	(269,014)	(1,247,238)	(1,225,327)	—	(27,176)
Foreign currency transactions	1,640,792	3,770,503	4,028,616	520,926	—
Options written	4,191,347	—	—	—	—
Borrowed bonds	(396,380)	—	—	—	—
Interest rate floors	—	—	—	—	—

	22,830,017	7,089,947	1,901,818	(276,674)	(1,522,025)

Net change in unrealized appreciation/depreciation on:
Investments	26,237,551	52,457,266	55,646,301	17,290,835	7,422,799
Financial futures contracts	(171,320)	175,503	180,556	45,478	—
Swaps	231,318	1,031,444	1,083,897	—	(7,473)
Foreign currency transactions	(44,737)	370,567	424,758	101,104	—
Options written	(1,549,056)	107,893	113,584	—	12,341
Unfunded loan commitments	—	(70,023)	(36,123)	(2,026)	(4,001)
Borrowed bonds	27	—	—	—	—
Interest rate floors	—	—	—	—	—

	24,703,783	54,072,650	57,412,973	17,435,391	7,423,666

Total realized and unrealized gain	47,533,800	61,162,597	59,314,791	17,158,717	5,901,641

Net Increase in Net Assets Resulting from Operations	$71,038,392	$96,161,337	$96,250,261	$27,951,332	$9,198,480

[1]	See Note 9 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

84	ANNUAL REPORT	AUGUST 31, 2010

Year Ended August 31, 2010	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Investment Income

Interest	$24,330,074	$17,448,414	$8,064,673
Foreign taxes withheld	—	—	(186)
Dividends	—	—	19,783
Dividends — affiliated	11,142	230,135	4,487
Facility and other fees	—	—	88,655

Total income	24,341,216	17,678,549	8,177,412

Expenses

Investment advisory	2,115,802	3,073,121	733,733
Professional	123,039	109,777	57,729
Printing	100,182	142,535	26,998
Accounting services	77,037	101,089	19,244
Custodian	54,423	60,419	17,854
Officer and Trustees	50,226	65,735	11,355
Transfer agent	21,379	63,357	12,098
Registration	11,959	22,192	9,330
Borrowing costs[1]	—	—	44,649
Administration	352,634	709,182	—
Miscellaneous	117,109	92,121	52,467

Total expenses excluding interest expense	3,023,790	4,439,528	985,457
Interest expense	820,310	503,200	60,043

Total expenses	3,844,100	4,942,728	1,045,500
Less fees waived by advisor	(2,171)	(112,085)	(23,773)
Less fees paid indirectly	(103)	(111)	(1,485)

Total expenses after fees waived and paid indirectly	3,841,826	4,830,532	1,020,242

Net investment income	20,499,390	12,848,017	7,157,170

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:	7,998,100	39,882,284	2,299,474
Investments	5,734,694	(10,940,497)	179,359
Financial futures contracts	5,901,427	1,604,707	(255,692)
Swaps	1,138,626	—	376,761
Foreign currency transactions	2,274,151	1,367,196	(2,512)
Options written	(1,078,050)	1,236,338	—
Borrowed bonds	—	(4,548,840)	—

Interest rate floors	21,968,948	28,601,188	2,597,390

Net change in unrealized appreciation/depreciation on:
Investments	26,309,577	18,453,902	6,951,005
Financial futures contracts	(686,658)	(1,315,975)	5,565
Swaps	(3,529,176)	(4,223,736)	(87,130)
Foreign currency transactions	(59,348)	—	(848)
Options written	(1,107,170)	1,305,906	(10,205)
Unfunded loan commitments	—	—	(8,879)
Borrowed bonds	27	—	—
Interest rate floors	—	3,477,474	—

	20,927,252	17,697,571	6,849,508

Total realized and unrealized gain	42,896,200	46,298,759	9,446,898

Net Increase in Net Assets Resulting from Operations	$63,395,590	$59,146,776	$16,604,068

ANNUAL REPORT	AUGUST 31, 2010	85

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)		BlackRock Corporate High Yield Fund V, Inc. (HYV)

	Year Ended August 31,		Year Ended August 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$23,504,592	$21,687,724	$34,998,740	$35,228,086
Net realized gain (loss)	22,830,017	(17,850,763)	7,089,947	(65,434,566)
Net change in unrealized appreciation/depreciation	24,703,783	10,169,044	54,072,650	(3,440,186)

Net increase (decrease) in net assets resulting from operations	71,038,392	14,006,005	96,161,337	(33,646,666)

Dividends to Shareholders From

Net investment income	(27,023,027)	(20,703,556)	(33,602,969)	(39,697,493)

Capital Share Transactions

Reinvestment of dividends	—	45,125	—	—

Net Assets

Total increase (decrease) in net assets	44,015,365	(6,652,426)	62,558,368	(73,344,159)
Beginning of year	339,524,200	346,176,626	320,044,879	393,389,038

End of year	$383,539,565	$339,524,200	$382,603,247	$320,044,879

Undistributed net investment income	$7,202,897	$8,842,501	$5,001,402	$298,774

	BlackRock High Yield Trust (BHY)		BlackRock Income Opportunity Trust (BNA)

	Year Ended August 31,		Year Ended August 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$3,296,839	$3,283,416	$20,499,390	$20,450,608
Net realized gain (loss)	(1,522,025)	(5,522,049)	21,968,948	(28,555,821)
Net change in unrealized appreciation/depreciation	7,423,666	(923,193)	20,927,252	17,777,805

Net increase (decrease) in net assets resulting from operations	9,198,480	(3,161,826)	63,395,590	9,672,592

Dividends and Distributions to Shareholders From

Net investment income	(3,246,508)	(3,522,285)	(27,117,163)	(21,085,255)
Net realized gain	—	—	—	—
Tax return of capital	(108,660)	(118,809)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(3,355,168)	(3,641,094)	(27,117,163)	(21,085,255)

Capital Share Transactions

Reinvestment of dividends	—	42,959	—	58,090

Net Assets

Total increase (decrease) in net assets	5,843,312	(6,759,961)	36,278,427	(11,354,573)
Beginning of year	37,136,820	43,896,781	345,101,049	356,455,622

End of year	$42,980,132	$37,136,820	$381,379,476	$345,101,049

Undistributed (distributions in excess of) net investment income	$(99,314)	$(151,867)	$6,733,590	$9,230,290

See Notes to Financial Statements.

86	ANNUAL REPORT	AUGUST 31, 2010

	BlackRock Corporate High Yield Fund VI, Inc. (HYT)		BlackRock High Income Shares (HIS)

	Year Ended August 31,		Year Ended August 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$36,935,470	$37,172,718	$10,792,615	$10,431,902
Net realized gain (loss)	1,901,818	(70,303,662)	(276,674)	(17,141,802)
Net change in unrealized appreciation/depreciation	57,412,973	(2,935,241)	17,435,391	(2,717,262)

Net increase (decrease) in net assets resulting from operations	96,250,261	(36,066,185)	27,951,332	(9,427,162)

Dividends to Shareholders From

Net investment income	(35,992,789)	(42,020,500)	(9,230,927)	(11,459,895)

Capital Share Transactions

Reinvestment of dividends	87,090	—	—	—

Net Assets

Total increase (decrease) in net assets	60,344,562	(78,086,685)	18,720,405	(20,887,057)
Beginning of year	341,415,248	419,501,933	100,921,286	121,808,343

End of year	$401,759,810	$341,415,248	$119,641,691	$100,921,286

Undistributed net investment income	$5,651,991	$1,222,688	$2,972,065	$505,871

	BlackRock Income Trust, Inc. (BKT)		BlackRock Strategic Bond Trust (BHD)

	Year Ended August 31,		Year Ended August 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$12,848,017	$17,678,751	$7,157,170	$6,555,930
Net realized gain (loss)	28,601,188	54,373,285	2,597,390	(7,297,137)
Net change in unrealized appreciation/depreciation	17,697,571	(42,161,969)	6,849,508	2,434,562

Net increase (decrease) in net assets resulting from operations	59,146,776	29,890,067	16,604,068	1,693,355

Dividends and Distributions to Shareholders From

Net investment income	(16,372,760)	(18,415,450)	(6,391,382)	(6,204,335)
Net realized gain	(2,042,690)	—	—	—
Tax return of capital	—	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(18,415,450)	(18,415,450)	(6,391,382)	(6,204,335)

Capital Share Transactions

Reinvestment of dividends	—	—	—	—

Net Assets

Total increase (decrease) in net assets	40,731,326	11,474,617	10,212,686	(4,510,980)
Beginning of year	455,528,527	444,053,910	85,581,485	90,092,465

End of year	$496,259,853	$455,528,527	$95,794,171	$85,581,485

Undistributed (distributions in excess of) net investment income	$(83,711)	$5,873,652	$1,512,890	$454,611

ANNUAL REPORT	AUGUST 31, 2010	87

Statements of Cash Flows

Year Ended August 31, 2010	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)

Cash Provided by (Used for) Operating Activities

Net increase in net assets resulting from operations	$71,038,392	$96,161,337	$96,250,261	$27,951,332	$9,198,480	$63,395,590
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(479,149)	(267,817)	(458,855)	20,488	(38,676)	(1,134,984)
(Increase) decrease in swaps receivable	1,313,388	7,263	6,894	—	(550)	3,312,944
(Increase) decrease in margin variation receivable	74,790	—	—	—	—	(43,615)
Decrease in dividends receivable	—	—	—	5,000	—	—
Decrease in commitment fees receivable	682	2,524	—	—	—	—
(Increase) decrease in dividends receivable — affiliated	(72)	(163)	(127)	(62)	5	322
(Increase) decrease in prepaid expenses	4,152	(7,873)	(6,716)	(6,566)	(689)	4,267
(Increase) decrease in other assets	1,736	(208,871)	(252,107)	(46,936)	(24,898)	7,558
Increase in investment advisory fees payable	40,389	47,806	51,592	16,833	10,631	17,584
Increase in interest expense payable	73,817	113,221	109,778	28,173	12,059	29,793
Increase in commitment fees payable	—	—	2,737	829	333	—
Increase in administration fees payable	—	—	—	—	1,018	2,934
Increase in other affiliates payable	372	358	318	120	—	—
Increase in margin variation payable	—	33,600	34,400	7,200	—	—
Increase (decrease) in other accrued expenses payable	17,887	37,953	32,059	22,101	(2,783)	8,563
Decrease in deferred income	—	—	(6,438)	—	—	—
Decrease in swaps payable	(367,329)	(66,056)	(67,340)	—	(1,095)	(985,986)
Decrease in cash held as collateral in connection with swaps	(912,000)	—	—	—	—	(1,100,000)
Increase (decrease) in cash held as collateral in connection with financial futures contracts	221,000	(1,130,000)	(1,160,000)	(240,000)	—	—
Decrease in other liabilities	(363,231)	—	—	—	—	(541,582)
Increase (decrease) in Officer’s and Trustees’ fees payable	(448)	24,567	24,761	663	325	112
Net periodic and termination payments of swaps	(1,214,411)	(433,206)	(416,913)	—	6,968	2,483,488
Net realized and unrealized loss	(39,854,855)	(56,443,997)	(53,919,861)	(16,459,420)	(5,868,556)	(33,469,404)
Amortization of premium and discount on investments	(582,806)	(3,702,639)	(3,786,095)	(944,966)	(222,719)	233,663
Paid-in-kind income	(177,601)	(1,319,836)	(1,597,605)	(576,680)	(182,467)	(124,943)
Premiums received from options written	18,973,747	166,000	174,750	—	19,050	17,198,909
Proceeds from sales and paydowns of long-term investments	3,873,820,320	393,119,710	387,238,215	113,206,581	37,064,028	4,220,247,442
Purchases of long-term investments	(3,954,222,668)	(431,439,852)	(417,542,441)	(120,065,263)	(41,265,822)	(4,306,327,363)
Net purchases of short-term securities	—	(528,833)	458,496	(782,624)	—	—
Net proceeds from sales of short-term securities	929,786	—	—	—	606,971	29,706,054
Premiums paid on closing options written	(15,735,705)	—	—	—	—	(12,708,362)

Cash provided by (used for) operating activities	(47,399,817)	(5,834,804)	5,169,763	2,136,803	(688,387)	(19,787,016)

Cash Provided by (Used for) Financing Activities

Cash receipts from borrowings	2,049,903,139	247,000,000	254,000,000	76,000,000	24,000,000	2,573,155,256
Cash payments from borrowings	(1,976,604,441)	(209,000,000)	(223,000,000)	(69,000,000)	(20,000,000)	(2,526,387,987)
Cash dividends paid to shareholders	(27,020,899)	(33,616,408)	(35,909,161)	(9,232,253)	(3,349,577)	(27,123,926)
Increase in bank overdraft	—	—	(212,807)	—	—	(772,922)

Cash provided by (used for) financing activities	46,277,799	4,383,592	(5,121,968)	(2,232,253)	650,423	18,870,421

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	13	14,203	(99)	(3,167)	—	(474)

Cash

Net increase (decrease) in cash and foreign currency	(1,122,005)	(1,437,009)	47,696	(98,617)	(37,964)	(917,069)
Cash and foreign currency at beginning of year	1,319,117	1,482,074	1,225	110,310	39,916	989,160

Cash and foreign currency at end of year	$197,112	$45,065	$48,921	$11,693	$1,952	$72,091

Cash Flow Information

Cash paid for interest	$758,069	$878,787	$846,909	$234,189	$67,811	$790,517

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to shareholders	—	—	$87,090	—	—	—

          A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

88	ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Year Ended August 31,		Period November 1, 2007 to August 31, 2008
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.56	$12.81	$13.63	$13.82	$14.27	$15.22

Net investment income	0.87 [1]	0.80 [1]	0.50 [1]	0.74	0.66	0.78
Net realized and unrealized gain (loss)	1.76	(0.28)	(0.69)	(0.13)	0.11	(0.37)

Net increase (decrease) from investment operations	2.63	0.52	(0.19)	0.61	0.77	0.41

Dividends and distributions from:
Net investment income	(1.00)	(0.77)	(0.61)	(0.61)	(0.93)	(1.01)
Net realized gain	—	—	—	—	(0.29)	(0.35)
Tax return of capital	—	—	(0.02)	(0.19)	—	—

Total dividends and distributions	(1.00)	(0.77)	(0.63)	(0.80)	(1.22)	(1.36)

Net asset value, end of period	$14.19	$12.56	$12.81	$13.63	$13.82	$14.27

Market price, end of period	$13.92	$11.98	$11.51	$12.23	$12.86	$13.69

Total Investment Return[2]

Based on net asset value	22.44%	5.28%	(1.00)%[3]	5.04%	6.20%	3.18%

Based on market price	25.93%	11.76%	(0.87)%[3]	1.29%	3.07%	7.46%

Ratios to Average Net Assets

Total expenses	1.18%	1.06%	2.29%[4]	1.60%	1.08%	1.50%

Total expenses after fees waived and paid indirectly	1.18%	1.06%	2.29%[4]	1.60%	1.08%	1.50%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.95%	0.83%	0.89%[4]	0.78%	0.77%	0.85%

Net investment income	6.62%	7.09%	4.55%[4]	5.36%	4.78%	5.20%

Supplemental Data

Net assets, end of period (000)	$383,540	$339,524	$346,177	$368,335	$373,518	$385,514

Borrowings outstanding, end of period (000)	$168,938	$74,572	$107,690	$103,354	$3,911	$86,876

Average borrowings outstanding during the period (000)	$162,760	$73,467	$134,784	$44,786	$25,340	$91,130

Portfolio turnover	641%[5]	315%[6]	598%[7]	122%	88%	220%

Asset coverage, end of period per $1,000	$3,270	$5,553	$4,215	$4,564	$96,502	$5,438

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 534%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[7]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 337%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	89

Financial Highlights

	BlackRock Corporate High Yield Fund V, Inc. (HYV)					BlackRock Corporate High Yield Fund VI, Inc. (HYT)

	Year Ended August 31,					Year Ended August 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$9.71	$11.94	$13.83	$14.10	$15.19	$9.68	$11.89	$13.81	$14.12	$15.08

Net investment income[1]	1.06	1.07	1.18	1.20	1.22	1.05	1.05	1.16	1.18	1.16
Net realized and unrealized gain (loss)	1.86	(2.10)	(1.85)	(0.33)	(0.50)	1.67	(2.07)	(1.87)	(0.39)	(0.49)

Net increase (decrease) from investment operations	2.92	(1.03)	(0.67)	0.87	0.72	2.72	(1.02)	(0.71)	0.79	0.67

Dividends and distributions from:
Net investment income	(1.02)	(1.20)	(1.17)	(1.14)	(1.25)	(1.02)	(1.19)	(1.21)	(1.10)	(1.17)
Net realized gain	—	—	(0.05)	—	(0.56)	—	—	—	—	(0.46)

Total dividends and distributions	(1.02)	(1.20)	(1.22)	(1.14)	(1.81)	(1.02)	(1.19)	(1.21)	(1.10)	(1.63)

Net asset value, end of year	$11.61	$9.71	$11.94	$13.83	$14.10	$11.38	$9.68	$11.89	$13.81	$14.12

Market price, end of year	$11.40	$9.32	$10.15	$12.24	$12.81	$11.19	$9.47	$10.14	$12.15	$12.48

Total Investment Return[2]

Based on net asset value	31.40%	(3.83)%	(3.99)%	6.76%	6.37%	29.26%	(4.03)%	(4.30)%	6.29%	6.29%

Based on market price	34.42%	8.59%	(7.78)%	4.00%	(2.40)%	29.92%	10.09%	(7.24)%	5.80%	(1.07)%

Ratios to Average Net Assets

Total expenses	1.26%	1.84%	2.11%	3.20%	2.87%	1.34%	2.01%	2.24%	3.35%	2.89%

Total expenses after fees waived and paid indirectly	1.26%	1.84%	2.11%	3.20%	2.87%	1.34%	2.01%	2.24%	3.35%	2.89%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	0.99%	1.16%	0.97%	0.99%	0.98%	1.09%	1.28%	1.10%	1.12%	1.11%

Net investment income	9.52%	13.00%	9.16%	8.23%	8.49%	9.52%	12.82%	9.02%	8.03%	8.11%

Supplemental Data

Net assets, end of year (000)	$382,603	$320,045	$393,389	$455,710	$464,453	$401,760	$341,415	$419,502	$487,251	$498,096

Borrowings outstanding, end of year (000)	$92,000	$54,000	$94,700	$127,700	$200,100	$89,000	$58,000	$110,900	$135,900	$216,200

Average borrowings outstanding during the year (000)	$79,427	$65,403	$106,140	$188,373	$183,484	$76,356	$73,784	$113,996	$202,705	$184,070

Portfolio turnover	90%	65%	46%	51%	64%	85%	60%	45%	51%	62%

Asset coverage, end of year per $1,000	$5,159	$6,927	$5,154	$4,569	$3,321	$5,514	$6,886	$4,783	$4,585	$3,304

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

90	ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights	BlackRock High Income Shares (HIS)

	Year Ended August 31,		Period January 1, 2008 to August 31, 2008
				Year Ended December 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$1.85	$2.23	$2.47	$2.68	$2.61	$2.87

Net investment income	0.20 [1]	0.19 [1]	0.15 [1]	0.24	0.22	0.24
Net realized and unrealized gain (loss)	0.31	(0.36)	(0.26)	(0.21)	0.08	(0.23)

Net increase (decrease) from investment operations	0.51	(0.17)	(0.11)	0.03	0.30	0.01

Dividends from net investment income	(0.17)	(0.21)	(0.13)	(0.24)	(0.23)	(0.27)

Net asset value, end of period	$2.19	$1.85	$2.23	$2.47	$2.68	$2.61

Market price, end of period	$2.09	$1.68	$1.88	$2.14	$2.55	$2.33

Total Investment Return[2]

Based on net asset value	28.95%	(3.01)%	(4.00)%[3]	1.58%	12.32%	0.43%

Based on market price	35.52%	4.47%	(6.59)%[3]	(7.51)%	19.70%	(11.28)%

Ratios to Average Net Assets

Total expenses	1.49%	2.01%	1.98%[4]	3.56%	3.78%	3.04%

Total expenses after fees waived and paid indirectly	1.49%	2.01%	1.98%[4]	3.55%	3.77%	3.04%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.27%	1.41%	1.05%[4]	1.27%	1.34%	1.37%

Net investment income	9.34%	12.06%	9.52%[4]	8.89%	8.42%	8.82%

Supplemental Data

Net assets, end of period (000)	$119,642	$100,921	$121,808	$135,098	$146,538	$142,457

Borrowings outstanding, end of period (000)	$25,000	$18,000	$27,000	$46,000	$62,000	$66,000

Average borrowings outstanding during the period (000)	$21,027	$21,220	$27,069	$55,868	$62,838	$65,992

Portfolio turnover	85%	55%	25%	69%	83%	115%

Asset coverage, end of period per $1,000	$5,786	$6,607	$5,512	$3,937	$3,364	$3,158

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

The performance set forth in this table is the financial data of BlackRock High Income Shares. BlackRock Advisors, LLC began managing the Trust on March 2, 2005.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	91

Financial Highlights	BlackRock High Yield Trust (BHY)

	Year Ended August 31,		Period November 1, 2007 to August 31, 2008
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$5.78	$6.84	$7.91	$7.85	$7.48	$7.95

Net investment income	0.51 [1]	0.51 [1]	0.50 [1]	0.63	0.66	0.68
Net realized and unrealized gain (loss)	0.92	(1.00)	(1.06)	0.04	0.36	(0.36)

Net increase (decrease) from investment operations	1.43	(0.49)	(0.56)	0.67	1.02	0.32

Dividends and distributions from:
Net investment income	(0.50)	(0.55)	(0.51)	(0.61)	(0.65)	(0.79)
Tax return of capital	(0.02)	(0.02)	—	—	—	—

Total dividends and distributions	(0.52)	(0.57)	(0.51)	(0.61)	(0.65)	(0.79)

Net asset value, end of period	$6.69	$5.78	$6.84	$7.91	$7.85	$7.48

Market price, end of period	$6.44	$5.84	$5.96	$6.92	$7.77	$7.36

Total Investment Return[2]

Based on net asset value	25.70%	(5.30)%	(6.47)%[3]	9.03%	14.25%	2.85%

Based on market price	19.76%	9.81%	(6.85)%[3]	(3.63)%	14.93%	(13.49)%

Ratios to Average Net Assets

Total expenses	2.10%	2.61%	2.61%[4]	4.16%	4.50%	3.52%

Total expenses after fees waived and paid indirectly	2.10%	2.61%	2.61%[4]	4.14%	4.49%	3.51%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.91%	2.16%	1.77%[4]	2.10%	2.19%	2.10%

Net investment income	7.89%	10.22%	8.34%[4]	7.84%	8.74%	8.71%

Supplemental Data

Net assets, end of period (000)	$42,980	$37,137	$43,897	$50,782	$50,385	$47,924

Borrowings outstanding, end of period (000)	$8,000	$4,000	$6,250	$9,250	$20,250	$20,750

Average borrowings outstanding during the period (000)	$6,427	$5,223	$7,443	$17,710	$20,621	$20,425

Portfolio turnover	80%	54%	34%	69%	85%	102%

Asset coverage, end of period per $1,000	$6,373	$10,284	$8,023	$6,490	$3,488	$3,310

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

92	ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)

	Year Ended August 31,		Period November 1, 2007 to August 31, 2008
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$10.02	$10.35	$11.02	$11.17	$11.56	$12.38

Net investment income	0.59 [1]	0.59 [1]	0.53 [1]	0.62	0.57	0.72
Net realized and unrealized gain (loss)	1.25	(0.31)	(0.69)	(0.11)	0.01	(0.45)

Net increase (decrease) from investment operations	1.84	0.28	(0.16)	0.51	0.58	0.27

Dividends and distributions from:
Net investment income	(0.79)	(0.61)	(0.51)	(0.61)	(0.65)	(0.81)
Net realized gain	—	—	—	—	(0.26)	(0.28)
Tax return of capital	—	—	—	(0.05)	(0.06)	—

Total dividends and distributions	(0.79)	(0.61)	(0.51)	(0.66)	(0.97)	(1.09)

Net asset value, end of period	$11.07	$10.02	$10.35	$11.02	$11.17	$11.56

Market price, end of period	$10.56	$9.65	$9.82	$10.19	$10.58	$10.90

Total Investment Return[2]

Based on net asset value	19.83%	3.90%	(1.07)%[3]	5.11%	5.76%	2.95%

Based on market price	18.69%	5.46%	1.51%[3]	2.62%	6.27%	5.53%

Ratios to Average Net Assets

Total expenses	1.09%	0.95%	2.25%[4]	2.01%	1.61%	1.72%

Total expenses after fees waived and paid indirectly	1.09%	0.95%	2.25%[4]	2.00%	1.61%	1.72%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.86%	0.85%	0.83%[4]	0.87%	0.89%	0.87%

Net investment income	5.81%	6.45%	5.89%[4]	5.68%	5.11%	5.97%

Supplemental Data

Net assets, end of period (000)	$381,379	$345,101	$356,456	$379,605	$384,850	$398,078

Borrowings outstanding, end of period (000)	$157,776	$77,474	$100,740	$105,262	$34,326	$120,179

Average borrowings outstanding during the period (000)	$151,700	$49,573	$131,462	$68,241	$59,691	$122,457

Portfolio turnover	720%[5]	270%[6]	441%[7]	196%	131%	396%

Asset coverage, end of period per $1,000	$3,417	$5,454	$4,538	$4,606	$12,212	$4,312

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 608%.

[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 165%.

[7]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 168%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	93

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Year Ended August 31,		Period November 1, 2007 to August 31, 2008
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$7.12	$6.94	$6.53	$6.48	$6.54	$6.95

Net investment income	0.20 [1]	0.28 [1]	0.26 [1]	0.30	0.32	0.44
Net realized and unrealized gain (loss)	0.73	0.19	0.40	0.12	0.05	(0.30)

Net increase from investment operations	0.93	0.47	0.66	0.42	0.37	0.14

Dividends and distributions from:
Net investment income	(0.26)	(0.29)	(0.25)	(0.29)	(0.34)	(0.48)
Net realized gain	(0.03)	—	—	—	—	—
Tax return of capital	—	—	—	(0.08)	(0.09)	(0.07)

Total dividends and distributions	(0.29)	(0.29)	(0.25)	(0.37)	(0.43)	(0.55)

Net asset value, end of period	$7.76	$7.12	$6.94	$6.53	$6.48	$6.54

Market price, end of period	$6.95	$6.53	$6.07	$5.81	$6.07	$5.90

Total Investment Return[2]

Based on net asset value	13.86%	7.64%	10.82%[3]	7.06%	6.06%	2.12%

Based on market price	11.19%	12.87%	8.94%[3]	1.69%	10.18%	(14.63)%

Ratios to Average Net Assets

Total expenses	1.05%	1.09%	1.63%[4]	2.77%	2.85%	2.80%

Total expenses after fees waived and before fees paid indirectly	1.02%	1.08%	1.63%[4]	2.77%	2.85%	2.80%

Total expenses after fees waived and paid indirectly	1.02%	1.08%	1.63%[4]	2.76%	2.84%	2.79%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.92%	0.93%	0.91%[4]	0.98%	1.00%	0.99%

Net investment income	2.72%	4.09%	4.67%[4]	4.60%	4.92%	6.54%

Supplemental Data

Net assets, end of period (000)	$496,260	$455,529	$444,054	$417,651	$414,460	$418,390

Borrowings outstanding, end of period (000)	$106,985	$11,815	—	$33,895	$70,691	$149,558

Average borrowings outstanding during the period (000)	$23,316	$537	$61,777	$93,325	$104,393	$180,553

Portfolio turnover	883%[5]	700%[6]	263%[7]	250%	80%	60%

Asset coverage, end of period per $1,000	$5,639	$39,555	—	$13,322	$6,863	$3,798

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 207%.

[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[7]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 0%.

See Notes to Financial Statements.

94	ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights	BlackRock Strategic Bond Trust (BHD)

	Year Ended August 31,		Period November 1, 2007 to August 31, 2008
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.12	$12.76	$13.80	$13.83	$13.68	$15.10

Net investment income	1.01 [1]	0.93 [1]	0.76 [1]	0.95	0.99	1.10
Net realized and unrealized gain (loss)	1.35	(0.69)	(1.03)	(0.06)	0.18	(1.13)

Net increase (decrease) from investment operations	2.36	0.24	(0.27)	0.89	1.17	(0.03)

Dividends and distributions from:
Net investment income	(0.91)	(0.88)	(0.77)	(0.92)	(0.98)	(1.12)
Tax return of capital	—	—	—	—	(0.04)	(0.27)

Total dividends and distributions	(0.91)	(0.88)	(0.77)	(0.92)	(1.02)	(1.39)

Net asset value, end of period	$13.57	$12.12	$12.76	$13.80	$13.83	$13.68

Market price, end of period	$13.17	$11.43	$10.85	$11.88	$12.85	$12.45

Total Investment Return[2]

Based on net asset value	20.38%	3.99%	(1.19)%[3]	7.26%	9.58%	(0.49)%

Based on market price	23.88%	15.34%	(2.40)%[3]	(0.62)%	11.87%	(18.11)%

Ratios to Average Net Assets

Total expenses	1.13%	1.00%	0.93%[4]	1.45%	2.25%	2.14%

Total expenses after fees waived and before fees paid indirectly	1.11%	0.92%	0.82%[4]	1.27%	2.25%	2.14%

Total expenses after fees waived and paid indirectly	1.11%	0.92%	0.82%[4]	1.27%	2.00%	1.87%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.04%	0.92%	0.81%[4]	0.87%	0.94%	0.92%

Net investment income	7.77%	8.67%	6.85%[4]	6.86%	7.26%	7.58%

Supplemental Data

Net assets, end of period (000)	$95,794	$85,581	$90,092	$97,410	$97,614	$96,546

Borrowings outstanding, end of period (000)	$12,000	—	$1,571	$413	$14,951	$31,883

Average borrowings outstanding during the period (000)	$5,701	$303	$391	$7,240	$21,104	$30,406

Portfolio turnover	83%	61%	27%	34%	56%	51%

Asset coverage, end of period per $1,000	$8,983	—	$58,347	$236,789	$7,529	$4,028

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2010	95

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD”) (collectively the “Trusts” or individually as a “Trust”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. HYV, HYT, BNA and BKT are organized as Maryland corporations. BHK, BHY and BHD are organized as Delaware statutory trusts. HIS is organized as a Massachusetts business trust. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

96	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Trusts’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investment in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Trusts may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests the Trusts hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan

ANNUAL REPORT	AUGUST 31, 2010	97

Notes to Financial Statements (continued)

interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

When a Trust buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Trusts earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: In a borrowed bond agreement, the Trusts borrow securities from a third party at an agreed upon rate, with the commitment that the securities be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Trusts to settle short bond positions. To support the borrowing, the Trusts’ third party broker or prime broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Trusts’ prime broker or third party broker is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Trusts’ amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Trusts may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Trusts may also experience delays in gaining access to the collateral.

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Trusts generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Trusts. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

98	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

Treasury roll transactions involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Trusts.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions, TALF loans and loan payable) the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in facility and other fees in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BHY, BNA, BKT and BHD’s US federal tax returns remains open for the year ended October 31, 2007, the period ended August 31, 2008 and for each of the two years ended August 31, 2010. The statute of limitations on BHK and HIS’s US federal tax returns remains open for the year ended December 31, 2007, the period ended August 31, 2008 and for each of the two years ended August 31, 2010. The statutes of limitations on HYV and HYT’s tax returns remains open for each of the four years ended August 31, 2010. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends — affiliated in the Statements of Operations.

ANNUAL REPORT	AUGUST 31, 2010	99

Notes to Financial Statements (continued)

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Trust and each of its respective counterparties. The ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or in the values of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currency backing some of the investments held by the Trusts. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts

100	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

The Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Trusts purchasing or selling a security at a price different from the current market value.

Swaps: The Trusts enter into swap agreements, in which the Trusts and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trusts will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Total return swaps — The Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

ANNUAL REPORT	AUGUST 31, 2010	101

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of August 31, 2010

	Asset Derivatives

	Statements of Assets and Liabilities Location	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$9,417,667	—	—	—	—	$13,907,907	$54,155,826	$31,096

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	227,544	$15,140	$16,013	$2,498	—	220,007	—	3,454
Credit contracts	Unrealized appreciation on swaps	31,719	296,315	320,659	—	$168	127,667	—	17,806

Equity contracts	Net unrealized appreciation/depreciation*	—	175,503	180,556	45,478	—	—	—	—
Other contracts	Unrealized appreciation on swaps	617,527	—	—	—	—	617,527	—	—

Total		$10,294,457	$486,958	$517,228	$47,976	$168	$14,873,108	$54,155,826	$52,356

Liability Derivatives

	Statements of Assets and Liabilities Location	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value; Interest rate floors at value	$14,343,097	—	—	—	—	$14,643,726	$53,542,538	$36,714
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	287,611	$57,333	$57,910	$2,840	—	277,446	—	—
Credit contracts	Unrealized depreciation on swaps; Options written at value	103,397	398,476	304,769	—	$10,408	75,243	—	14,667

Total		$14,734,105	$455,809	$362,679	$2,840	$10,408	$14,996,415	$53,542,538	$51,381

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments on the Statements of Operations Year Ended August 31, 2010

	Net Realized Gain (Loss) from

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Interest rate contracts:
Financial futures contracts	$5,177,443	$674,074	$674,284	—	—	$5,734,694	$(10,940,497)	$179,359
Swaps	953,593	—	—	—	—	6,679,322	1,604,707	—
Interest rate floors	—	—	—	—	—	—	(4,548,840)	—
Options***	2,202,642	—	—	—	—	2,526,615	756,243	(7,751)
Foreign currency exchange contracts:
Foreign currency exchange contracts****	1,842,740	3,752,522	3,990,642	$519,649	—	1,294,418	—	380,902
Credit contracts:
Swaps	(1,222,607)	(1,247,238)	(1,225,327)	—	$(27,176)	(777,895)	—	(255,692)
Options***	45,188	—	—	—	—	45,054	—	(2,512)
Equity contracts:
Financial futures contracts	—	—	—	88,964	—	—	—	—

Total	$8,998,999	$3,179,358	$3,439,599	$608,613	$(27,176)	$15,502,208	$(13,128,387)	$294,306

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
****

Foreign currency exchange contracts are included in the net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation/depreciation on foreign currency transactions.

102	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Interest rate contracts:
Financial futures contracts	$(171,320)	—	—	—	—	$(686,658)	$(1,315,975)	$5,565
Swaps	(851,732)	—	—	—	—	(4,772,568)	(4,223,736)	—
Options***	(40,598)	—	—	—	—	(648,506)	1,662,022	—
Interest rate floors	—	—	—	—	—	—	3,477,474	—
Foreign currency exchange contracts:
Foreign currency exchange contracts****	(42,437)	$408,399	$455,392	$109,716	—	(59,119)	—	3,454
Credit contracts:
Swaps	465,523	1,031,444	1,083,897	—	$(7,473)	625,865	—	(87,130)
Options***	—	107,893	113,584	—	12,341	—	—	(10,205)
Equity contracts:
Financial futures contracts	—	175,503	180,556	45,478	—	—	—	—
Options***	—	—	—	—	(3,000)	—	—	(6,000)
Other contracts:
Swaps	617,527	—	—	—	—	617,527	—	—

Total	$(23,037)	$1,723,239	$1,833,429	$155,194	$1,868	$(4,923,459)	$(400,215)	$(94,316)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
****

Foreign currency exchange contracts are included in the net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation/depreciation on foreign currency transactions.

  For the year ended August 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Financial futures contracts:
Average number of contracts purchased	741	—	—	—	—	800	216	39
Average number of contracts sold	913	19	18	4	—	1,020	1,577	21
Average notional value of contracts purchased	$105,778,406	—	—	—	—	$105,672,875	$29,127,244	$5,845,957
Average notional value of contracts sold	$126,888,362	$5,182,155	$4,904,582	$1,010,271	—	$148,490,360	$277,218,691	$2,572,520
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	4	7	7	3	—	3	—	3
Average number of contracts — US dollars sold	1	3	3	1	—	1	—	1
Average US dollar amounts purchased	$13,118,838	$34,022,389	$35,339,826	$5,133,756	—	$9,315,602	—	$2,281,550
Average US dollar amounts sold	$3,602,538	$2,144,802	$2,223,156	$57,820	—	$3,609,929	—	$206,020
Options:
Average number of contracts purchased	554	—	—	—	3	474	34	6
Average number of contracts written	367	5	5	—	1	320	57	1
Average notional value of contracts purchased	$252,594,625	—	—	—	$2,829	$133,909,500	$19,714,500	$5,657
Average notional value of contracts written	$219,990,250	$4,500,000	$4,737,500	—	$512,500	$172,129,000	$57,350,000	$1,131,250
Credit default swaps:
Average number of contracts — buy protection	18	10	10	—	2	16	—	4
Average number of contracts — sell protection	1	8	8	—	1	1	—	1
Average notional value — buy protection	$11,843,375	$9,509,188	$9,399,500	—	$372,500	$8,301,750	—	$1,370,000
Average notional value — sell protection	$1,025,000	$3,202,500	$3,674,375	—	$27,500	$3,725,000	—	$193,750
Interest rate swaps:
Average number of contracts — pays fixed rate	20	—	—	—	—	20	14	—
Average number of contracts — receives fixed rate	14	—	—	—	—	18	11	—
Average notional value — pays fixed rate	$102,823,750	—	—	—	—	$122,550,000	$408,630,000	—
Average notional value — receives fixed rate	$103,358,750	—	—	—	—	$166,528,750	$304,161,600	—
Total return swaps:
Average number of contracts	1	—	—	—	—	1	—	—
Average notional value	$5,700,000	—	—	—	—	$5,700,000	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not. Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services for each Trust and administration services for BHK, HYV, HYT, HIS and BHD.

ANNUAL REPORT	AUGUST 31, 2010	103

Notes to Financial Statements (continued)

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.55%
HIS	0.75%	of the first
		$200 million and
		0.50% thereafter
BHY	1.05%
BHD	0.75%

The following Trusts’ investment advisory fee paid to the Manager is computed daily and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYV	0.60%
HYT	0.70%

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average net assets:

BNA	0.60%
BKT	0.65%

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BHD by 0.05% of its average weekly managed assets through February 28, 2010. BHD waived $22,435, which is included in fees waived by advisor in the Statements of Operations.

BHY, BNA and BKT each have an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Trust’s average net assets and 0.10% for BHY of the Trust’s average weekly total assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended August 31, 2010, the amounts waived were as follows:

BHK	$1,893
HYV	$1,917
HYT	$2,111
HIS	$1,309
BHY	$1,241
BNA	$2,171
BKT	$112,085
BHD	$1,338

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager with respect to BHK, HYV, HYT, HIS, and BHD. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the year ended August 31, 2010, certain Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BHK	$9,657
HYV	$8,683
HYT	$8,999
HIS	$2,684
BHD	$1,885

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2010 attributable to the accounting for swap agreements, amortization and accretion methods on fixed income securities, foreign currency transactions, non-deductible expenses, securities in default, income recognized from pass-through entities, the classification of settlement proceeds, distributions paid in excess of taxable income and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Paid-in capital	—	—	$(43)	$(102,576,339)	$(8,468,860)	—	$(783,751)	—
Undistributed (distributions in excess of) net investment income	$1,878,831	$3,306,857	$3,486,622	$904,506	$2,222	$4,121,073	$(2,432,620)	$292,491
Accumulated net realized gain (loss)	$(1,878,831)	$(3,306,857)	$(3,486,579)	$101,671,833	$8,466,638	$(4,121,073)	$3,216,371	$(292,491)

104	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 was as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Ordinary income
8/31/2010	$27,023,027	$33,602,969	$35,992,789	$9,230,927	$3,246,508	$27,117,163	$16,803,787	$6,391,382
8/31/2009	20,703,556	39,697,493	42,020,500	11,459,895	3,522,285	21,085,255	18,415,450	6,204,335

Long-term capital gains
8/31/2010	—	—	—	—	—	—	1,611,663	—

Tax return of capital
8/31/2010	—	—	—	—	108,660	—	—	—
8/31/2009	—	—	—	—	118,809	—	—	—

Total distributions
8/31/2010	$27,023,027	$33,602,969	$35,992,789	$9,230,927	$3,355,168	$27,117,163	$18,415,450	$6,391,382

8/31/2009	$20,703,556	$39,697,493	$42,020,500	$11,459,895	$3,641,094	$21,085,255	$18,415,450	$6,204,335

As of August 31, 2010, the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Undistributed ordinary income	$7,121,433	$7,065,266	$7,864,723	$3,292,165	—	$6,617,192	—	$1,547,611
Capital loss carryforwards	(25,062,853)	(83,968,877)	(99,724,971)	(66,989,586)	$(17,763,693)	(37,862,770)	—	(7,248,848)
Net unrealized gains (losses)*	22,809,046	(10,313,303)	(11,489,189)	(1,439,362)	(2,620,220)	27,078,408	$17,717,605	3,044,756

Total	$4,867,626	$(87,216,914)	$(103,349,437)	$(65,136,783)	$(20,383,913)	$(4,167,170)	$17,717,605	$(2,656,481)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the deferral of post-October currency and capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to trustees and other book/tax differences.

As of August 31, 2010, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BHK	HYV	HYT	HIS	BHY	BNA	BHD

2011	—	—	—	$28,467,396	$4,771,417	—	—
2012	—	—	—	2,339,279	316,410	—	—
2014	$231,359	—	$2,291,195	7,043,976	2,060,533	$2,451,626	$447,113
2015	—	—	564,489	—	2,467,772	2,342,921	—
2016	17,415,494	$950,802	1,125,717	10,829,322	2,039,760	14,734,497	2,036,040
2017	7,416,000	37,231,421	40,815,806	3,140,056	916,541	7,369,088	930,008
2018	—	45,786,654	54,927,764	15,169,557	5,191,260	10,964,638	3,835,687

Total	$25,062,853	$83,968,877	$99,724,971	$66,989,586	$17,763,693	$37,862,770	$7,248,848

5. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended August 31, 2010, were as follows:

	Purchases	Sales

BHK	$1,789,169,890	$1,725,246,085
HYV	$430,089,096	$393,992,298
HYT	$418,272,627	$388,135,220
HIS	$120,904,186	$113,389,296
BHY	$41,639,526	$36,989,394
BNA	$1,842,136,613	$1,760,363,946
BKT	$6,364,584,320	$5,999,742,705
BHD	$93,829,121	$78,706,714

Purchases and sales of US government securities for the year ended August 31, 2010, were as follows:

	Purchases	Sales

BHK	$1,391,711,583	$1,344,547,113
BNA	$1,550,482,926	$1,515,261,791
BKT	$442,024,169	$383,571,810
BHD	—	$437,367

For the year ended August 31, 2010, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales

BHK	$512,616,428	$512,636,492
BNA	$510,771,621	$510,586,149
BKT	$4,873,523,094	$4,888,969,832

ANNUAL REPORT	AUGUST 31, 2010	105

Notes to Financial Statements (continued)

Transactions in options written for the year ended August 31, 2010, were as follows:

	Calls			Puts

	Contracts	Notional Amount (000)	Premium Received	Contracts	Notional Amount (000)	Premium Received

BHK
Outstanding options, beginning of year	—	122,600	$5,356,030	—	125,800	$5,504,520
Options written	252	195,140	8,211,794	457	312,340	11,016,551
Options expired	—	(37,998)	(1,018,056)	(153)	(79,478)	(2,019,049)
Options exercised	(164)	(39,900)	(1,396,897)	—	(3,500)	(134,575)
Options closed	(88)	(164,142)	(7,109,696)	(304)	(237,862)	(9,780,252)

Outstanding options, end of year	—	75,700	$4,043,175	—	117,300	$4,587,195

HYV
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	13,250	$94,750	—	4,750	$71,250

Outstanding options, end of year	—	13,250	$94,750	—	4,750	$71,250

HYT
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	13,950	$99,750	—	5,000	$75,000

Outstanding options, end of year	—	13,950	$99,750	—	5,000	$75,000

BHY
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	1,500	$10,800	—	550	$8,250

Outstanding options, end of year	—	1,500	$10,800	—	550	$8,250

BNA
Outstanding options, beginning of year	—	74,200	$3,488,657	—	77,500	$3,653,658
Options written	252	194,110	7,805,309	460	263,510	9,597,936
Options expired	—	(24,377)	(594,215)	(153)	(47,967)	(1,407,957)
Options exercised	(164)	(38,100)	(1,323,887)	—	—	—
Options closed	(88)	(126,433)	(5,515,717)	(307)	(177,043)	(7,464,624)

Outstanding options, end of year	—	79,400	$3,860,147	—	116,000	$4,379,013

BKT
Outstanding options, beginning of year	—	40,800	$1,740,902	—	40,800	$1,740,907
Options written	78	31,000	1,361,155	78	31,000	1,377,041
Options expired	—	(4,900)	(221,725)	—	(17,800)	(839,725)
Options exercised	—	(17,800)	(839,719)	—	—	—
Options closed	(78)	(31,000)	(1,361,155)	(78)	(35,900)	(1,598,766)

Outstanding options, end of year	—	18,100	$679,458	—	18,100	$679,457

BHD
Outstanding options, beginning of year	—	8,235	$77,409	—	8,235	$83,174
Options written	—	3,325	23,825	—	1,200	18,000
Options expired	—	—	—	—	(8,235)	(83,174)
Options closed	—	(8,235)	(77,409)	—	—	—

Outstanding options, end of year	—	3,325	$23,825	—	1,200	$18,000

106	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

6. Commitments:

Certain Trusts may invest in floating rate loan interests. In connection with these investments, the Trusts may also enter into unfunded loan commitments (“commitments”). Commitments may obligate the Trusts to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2010, the Trusts had the following unfunded loan commitments:

Borrower	Unfunded Commitment	Value of Underlying Loan

HYV

Delphi International Holdings	$1,277,361	$1,207,338

HYT

Delphi International Holdings	$656,788	$620,665

HIS

Delphi International Holdings	$36,829	$34,803

BHY

Delphi International Holdings	$72,738	$68,737

BHD

Delphi International Holdings	$161,435	$152,556

7. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8. Capital Share Transactions:

There are 200 million of $0.01 par value shares authorized for BNA and BKT. There are an unlimited number of $0.001 par value shares authorized for BHK, BHY and BHD. There are an unlimited number of no par value shares authorized for HIS. There are 200 million of $0.10 par value shares authorized for HYV and HYT. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestments:

	Year Ended August 31, 2010	Year Ended August 31, 2009

BHK	—	4,253
HYT	7,573	—
BHY	—	8,666
BNA	—	6,677

Shares issued and outstanding remained constant during the years ended August 31, 2010 and August 31, 2009 for HYV, HIS, BKT and BHD.

At August 31, 2010, the shares owned by affiliates of the Manager of the Trusts were as follows:

Shares

HYV	37,702
HYT	15,901

9. Borrowings:

On March 5, 2009, HYV, HVT, HIS and BHY entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Trusts have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts

HYV	$127,000,000
HYT	$135,000,000
HIS	$41,000,000
BHY	$16,000,000

Advances are made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 1.0% above the Fed Effective Rate and (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Trusts pay a facility fee and a commitment fee based upon SSB’s total commitment to the Trusts. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Trusts as of August 31, 2010 are shown in the Statements of Assets and Liabilities as loan payable. The SSB Agreement was renewed for 364 days under substantially the same terms effective March 4,

ANNUAL REPORT	AUGUST 31, 2010	107

Notes to Financial Statements (continued)

2010. In addition, BHD entered into the SSB Agreement. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts

HYV	$140,000,000
HYT	$145,000,000
HIS	$45,000,000
BHY	$18,000,000
BHD	$30,000,000

The Trusts may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

BHK, BNA and BKT borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the U.S. Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Trusts posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are shown as TALF loans at value on the Statements of Assets and Liabilities. The following is a summary of the outstanding TALF loans and related information as of August 31, 2010:

	Number of Loans	Aggregate Amount of Loans	Maturity Dates	Interest Rates	Value of Eligible Securities

BHK	1	$11,763,225	8/28/14	3.87%	$14,389,848
BNA	1	$11,763,225	8/28/14	3.87%	$14,389,848
BKT	1	$11,739,534	8/28/14	3.87%	$14,437,543

The non-recourse provision of the TALF loans allows the Trusts to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Trusts can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Trusts paid to the FRBNY a one time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Trusts and is included in borrowing costs in the Statements of Operations. The Trusts also pay a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

Since the Trusts have the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Trusts associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Trusts.

The Trusts have elected to account for the outstanding TALF loans at fair value. The Trusts elected to fair value their TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. The TALF loans are valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option. The change in unrealized gain or loss associated with fair valuing the TALF loans is reflected in the Statements of Operations.

For the year ended August 31, 2010 the daily weighted average interest rates for trusts with reverse repurchase agreements, treasury roll transactions and TALF loans were as follows:

Daily Weighted Average Interest Rate

BHK	0.51%
BNA	0.54%
BKT	2.16%

For the year ended August 31, 2010 the daily weighted average interest rates for Trusts with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate

HYV	1.25%
HYT	1.25%
HIS	1.25%
BHY	1.24%
BHD	1.05%

108	ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On September 7, 2010, BHK and BNA repaid their outstanding TALF loans and the securities posted as collateral were returned to the Trusts. The Trusts funded the repayment of the TALF loans by entering into reverse repurchase agreements.

Each Trust paid a net investment income dividend on September 30, 2010 to shareholders of record on September 15, 2010 as follows:

Common Dividend Per Share

BHK	$0.0670
HYV	$0.0825
HYT	$0.0825
HIS	$0.0142
BHY	$0.0435
BNA	$0.0510
BKT	$0.0240
BHD	$0.0795

ANNUAL REPORT	AUGUST 31, 2010	109

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of:
BlackRock Core Bond Trust
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock High Income Shares
BlackRock High Yield Trust
BlackRock Income Opportunity Trust, Inc.
BlackRock Income Trust, Inc.
BlackRock Strategic Bond Trust (Collectively the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock High Income Shares, BlackRock High Yield Trust, and BlackRock Income Opportunity Trust, Inc., including the schedules of investments, as of August 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities of BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust, including the schedules of investments, as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2010, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock High Income Shares, BlackRock High Yield Trust, and BlackRock Income Opportunity Trust, Inc., the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 29, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the monthly distributions paid by the Trusts for the taxable year ended August 31, 2010.

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Federal Obligation Interest[1]	7.70%	—	—	—	—	6.47%	8.34%	—
Interest-Related Dividends for Non-U.S. Residents:[2]
September 2009 – January 2010	53.96%	86.39%	79.72%	76.61%	92.81%	50.09%	100.00%	88.99%
February 2010 – July 2010	88.59%	70.90%	75.12%	84.24%	69.39%	80.08%	41.90%	86.53%
August 2010	88.59%	70.90%	75.12%	84.24%	69.39%	80.08%	—	86.53%
Long-Term Capital Gain Distributed:[3]
July 2010	—	—	—	—	—	—	0.001205	—
August 2010	—	—	—	—	—	—	0.024000	—

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]	Represents the per share amount of the monthly dividend paid attributed to long-term capital gains.

110	ANNUAL REPORT	AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD,” and together with BHK, HYV, HYT, HIS, BHY, BNA and BKT, each, a “Trust,” and, collectively, the “Trusts”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to its Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Trust consists of ten individuals, eight of whom are not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Trusts by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Trust’s peers and/or benchmark, as applicable; (b) fees, including advisory fees, administration fees with respect to BHY, BNA and BKT and other amounts paid to BlackRock and its affiliates by each Trust for services such as call center and fund accounting; (c) each Trust’s operating expenses; (d) the resources devoted to and compliance reports relating to each Trust’s investment objective, policies and restrictions; (e) each Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses, and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Trust to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, each Trust’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Trust and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Trust, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Trust and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized

ANNUAL REPORT	AUGUST 31, 2010	111

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

by BlackRock and its affiliates from their relationship with each Trust; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Trust’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Trust. Throughout the year, the Boards compared each Trust’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Trust’s portfolio management team discussing each Trust’s performance and each Trust’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Trust. BlackRock and its affiliates and significant shareholders provide each Trust with certain administrative and other services (in addition to any such services provided to each Trust by third parties) and officers and other personnel as are necessary for the operations of each Trust. In addition to investment advisory services, BlackRock and its affiliates provide each Trust with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Trust, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Trust. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Trust as compared to a representative group of similar funds as determined by Lipper and to all funds in each Trust’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Trust throughout the year.

The Board of BHK noted that BHK performed below the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported. The Board of BHK and BlackRock reviewed the reasons for BHK’s underperformance during these periods compared with its Peers. The Board of BHK was informed that, among other things, the single biggest factor which impacts performance relative to Peers is BNA’s benchmark and significant differences with other funds in the BBB-rated corporate debt funds category. While BHK holds an average credit quality of A–, many of the other funds in the category, which have outperformed BHK, carry a lower average credit quality and/or a higher allocation to spread assets, including mortgage-backed securities, investment grade corporates and high yield. This served as a detractor to performance due to the general outperformance of spread sectors and lower quality risk assets compared to U.S. Treasuries and government-related assets during 2009.

The Board of BNA noted that BNA performed below the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported. The Board of BNA and BlackRock reviewed the reasons for BNA’s underperformance during these periods compared with its Peers. The Board of BNA was informed that, among other things, the single biggest factor which impacts performance relative to Peers is BNA’s benchmark and its differences with other funds in the BBB-rated corporate debt funds category. Many of the other funds in the category, which have outperformed BNA, carry a lower average credit quality and/or a higher allocation to spread assets including, mortgage-backed securities, investment grade corporates and high yield. This served as a detractor to performance due to the general outperformance of spread sectors and lower quality risk assets compared to U.S. Treasuries and government-related assets during 2009.

The Boards of BHK and BNA and BlackRock discussed BlackRock’s strategy for improving each respective Trust’s performance and BlackRock’s commitment to providing the resources necessary to assist each Trust’s portfolio managers and to improve each Trust’s performance.

112	ANNUAL REPORT	AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards of HYV, HIS and BHY noted that, in general, HYV, HIS and BHY performed better than their respective Peers in that the performance of each of HYV, HIS and BHY were at or above the median of their Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Boards of HYT, BKT and BHD noted that, in general, HYT, BKT and BHD performed better than their respective Peers in that the performance of each of HYT, BKT and BHD was at or above the median of their Lipper Performance Universe in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: The Boards, including the Independent Board Members, reviewed each Trust’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Trust’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Trust. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Trust. The Boards reviewed BlackRock’s profitability with respect to each Trust and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Trust and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Trust. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards of BHK, HYV, HYT, BKT and BHD noted that their respective Trusts’ contractual management fee rate were lower than or equal to the median contractual management fee rates paid by the Trusts’ respective Peers, in each case, before taking into account any expense reimbursements or fee waivers.

The Board of HIS noted that HIS’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by HIS’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board of HIS also noted that HIS has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of HIS increases above certain contractually specified levels.

The Board of BHY noted that BHY’s contractual management fee rate was above the median contractual management fee rate paid by BHY’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board of BHY also noted, however, that BHY’s actual total expenses, including investment-related expenses (e.g., interest expense related to BHY’s use of leverage) and taxes, were lower than the median actual total expenses, including investment-related expenses and taxes, of its Peers.

The Board of BNA noted that BNA’s contractual management fee rate was above the median contractual management fee rate paid by BNA’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board of BNA also noted, however, that BNA’s actual management fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee rate paid by BNA’s Peers, after giving effect to any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Trust increase. The Boards also considered the extent to which each Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Trust to participate in these economies of scale, for example through the use of breakpoints, and in the case of HIS, revised breakpoints, in the advisory fee based upon the asset level of each Trust.

ANNUAL REPORT	AUGUST 31, 2010	113

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex, HIS, has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Trust, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Trust for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to each Trust, for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Trust, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Trust and its shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

114	ANNUAL REPORT	AUGUST 31, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computer-share Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2010	115

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				100 RICs consisting of 98 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				100 RICs consisting of 98 Portfolios	AtriCure, Inc. (medical devices)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				100 RICs consisting of 98 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				100 RICs consisting of 98 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	100 RICs consisting of 98 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				100 RICs consisting of 98 Portfolios	BlackRock Kelso Capital Corp. (business development company)

116	ANNUAL REPORT	AUGUST 31, 2010

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				100 RICs consisting of 98 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				100 RICs consisting of 98 Portfolios	None

	[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			170 RICs consisting of 291 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			170 RICs consisting of 291 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	AUGUST 31, 2010	117

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

	[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

	[2]	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor[3]
BlackRock Financial
Management, Inc.
New York, NY 10055

Custodian
State Street Bank and
Trust Company
Boston, MA 02111

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Transfer Agent
Computershare Trust Company, N.A.
Providence, RI 02940

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For BHK, HYV, HYT, HIS and BHD.

118	ANNUAL REPORT	AUGUST 31, 2010

Additional Information

Trust Certification

Certain Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2010	119

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no materIal changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed below, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

120	ANNUAL REPORT	AUGUST 31, 2010

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2010

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BHY	$0.511865	—	$0.010135	$0.522000	98%	0%	2%	100%
BKT	$0.288000	—	—	$0.288000	100%	0%	0%	100%

Each Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

ANNUAL REPORT	AUGUST 31, 2010	121

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

122	ANNUAL REPORT	AUGUST 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-1-8-08/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Income Trust, Inc.	$58,300	$58,300	$0	$0	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Income Trust, Inc.	$16,877	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants –

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio

Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2010.

(a)(1)

The registrant (or “Fund”) is managed by a team of investment professionals comprised of Akiva Dickstein, Managing Director at BlackRock, Inc. and Eric Pellicciaro, Inc., Managing Director at BlackRock, Inc. Messrs. Dickstein and Pellicciaro are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Dickstein and Pellicciaro have been members of the Fund’s portfolio management team since 2009 and 2008, respectively.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock, Inc. since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and head of the U.S. Rates & Structured Credit Research Group.
Eric Pellicciaro	Managing Director of BlackRock, Inc. since 2005 and head of the US Rates Investment Team within BlackRock's Fixed Income Portfolio Management Group.

(a)(2)	As of August 31, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Akiva Dickstein	4	23	26	0	0	3
	$1.96 Billion	$6.41 Billion	$9.47 Billion	$0	$0	$893.7 Million
Eric Pellicciaro	20	3	0	0	1	0
	$16.48 Billion	$782.1 Million	$0	$0	$194.9 Million	$0

(iv)	Potential Material Conflicts of Interest

BlackRock, Inc., individually and together with its affiliates (“BlackRock”), has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that Messrs. Dickstein and Pellicciaro each currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of August 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Citigroup Mortgage Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Dickstein and Pellicciaro have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Pellicciaro has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	None
Eric Pellicciaro	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – On September 17, 2010, the Board of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Income Trust, Inc.

Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: November 5, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: November 5, 2010